UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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METLIFE, INC.
(Name of Registrant as Specified in Its Charter)

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MetLife

NOTICE OF 2026

Annual Meeting

and

Proxy Statement

June 16, 2026
2:30 p.m. Eastern Time

Virtual Annual Meeting Site:
www.virtualshareholdermeeting.com/MET2026

2026 PROXY STATEMENT	1
Letter from the Chairman of the Board

R. Glenn Hubbard Chairman of the Board MetLife, Inc.	MetLife, Inc. 200 Park Avenue, New York, NY 10166 April 29, 2026

Dear Fellow Shareholder:

MetLife enters the second year of its five-year New Frontier strategy with strong momentum. New Frontier emphasizes growth and is designed to fully leverage the Company’s inherent advantages, including talent, technology and innovation, financial strength, and the ability to achieve scalable results.
During its inaugural year, management demonstrated strong execution across all dimensions of New Frontier. The Company continued to grow the business, completed several significant transactions designed to maximize capital and manage risk, acquired a large asset management firm, and redesigned its financial reporting to enhance transparency for investors. In addition to these accomplishments, MetLife continued to deliver strong financial performance.
The Company is changing inside the boardroom as well. This year, we welcomed two new independent Directors, Dan Glaser and Michelle Seitz. Dan brings deep insurance experience, having served as chairman, president and chief executive officer of Marsh McLennan, and currently serves as operating partner at Clayton,
Dubilier & Rice. Michelle brings significant investment and asset management expertise, having served as the former chair and chief executive officer of Russell
Investments, and currently serves as the founder and chief executive officer of
MeydenVest Partners.
Carlos Gutierrez and Denise Morrison are departing from the Board, having reached the Board’s retirement age. We thank them for their many years of dedicated service and we will miss their valuable insight, leadership, and friendship.
The second year of the New Frontier strategy is expected to build meaningfully on the progress achieved in the first year. Please review this Proxy Statement to learn more about what is happening at MetLife and vote your shares at the upcoming Annual Meeting. We appreciate your continued investment in MetLife and your confidence in the Board of Directors.

“During its inaugural year, management demonstrated strong execution across all dimensions of New Frontier.”

2
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2026 PROXY STATEMENT	3
Notice of Annual Meeting of Shareholders

Meeting Details		Items of Business
Date & Time: Tuesday, June 16, 2026 2:30 p.m., Eastern Time	Record Date: Friday, April 17, 2026	1	The election of 11 Director nominees named in this Proxy Statement, each for a one-year term;
		2	The ratification of the appointment of Deloitte & Touche LLP as MetLife, Inc.’s independent auditor for 2026;

Place: Virtually via the Internet at: www.virtualshareholdermeeting.com/MET2026 See “How can I participate in the Annual Meeting?” in FAQs About the Annual Meeting for additional information.		3	An advisory (non-binding) vote to approve the compensation paid to MetLife, Inc.’s Named Executive Officers; and
		4	Such other business as may properly come before the Annual Meeting.

Voting Your Shares
Information about the business to be acted upon at the
Annual Meeting is contained in the accompanying
Proxy Statement.
MetLife, Inc. common stock shareholders of record at
the close of business on Friday, April 17, 2026 will be
entitled to vote at the Annual Meeting or any
adjournment or postponement thereof.
We will hold the Annual Meeting solely by means of
remote communication in a virtual-only audio webcast
format. There will be no in-person meeting. The virtual
Annual Meeting, accessible via the Internet at
www.virtualshareholdermeeting.com/MET2026, allows
all shareholders to join the meeting, regardless of
location. As with an in-person meeting, shareholders will
be able to vote, ask questions and exercise any other
shareholder rights that shareholders would be entitled to
exercise at the Annual Meeting. For additional details,
including information on how to participate in the
virtual-only Annual Meeting, see FAQs About the
Annual Meeting.
By Order of the Board of Directors,
Timothy J. Ring
Senior Vice President and Secretary
New York, New York
April 29, 2026

Shareholders as of the Record Date are entitled to vote.
Each share of MetLife common stock is entitled to one vote
for each Director nominee and one vote for each of the
other proposals.
Your vote is important. Shareholders of record may vote their shares electronically at the Annual Meeting or by using any
of the methods indicated below. Beneficial owners whose
shares are held at a bank, brokerage firm, broker-dealer, or other similar intermediary should follow the voting
instructions received from such nominee. See FAQs About
the Annual Meeting for details regarding how to vote
your shares.

Internet www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 15, 2026	Telephone 1-800-690-6903 no later than 11:59 p.m., Eastern Time, June 15, 2026

Mail Complete, sign, and return your proxy card by mail (if you received printed copies of the proxy materials) so that it is received by MetLife c/o Broadridge prior to the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Shareholders to Be Held on June 16, 2026
The accompanying Proxy Statement, the MetLife, Inc. 2025 Annual Report to Shareholders, and the Letter to
Shareholders are available at www.proxyvote.com. The 2026 annual meeting of shareholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/MET2026.

4

2026 PROXY STATEMENT	5

6
A Note About Financial Measures
In this Proxy Statement, MetLife, Inc. (including its corporate affiliates, where applicable, MetLife or the Company) presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the
United States of America (GAAP). You should not view these Non-GAAP financial measures as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

($ in millions, except per share data and as otherwise indicated)	2024	2025
Net income (loss) available to MetLife, Inc.’s common shareholders	$4,226	$3,173
Net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share	$5.94	$4.71
Return on MetLife, Inc.’s common stockholder equity	16.9%	12.9%
Expense ratio	19.0%	18.5%
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders[1]	112%	90%
1Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders is
303% for the year ended December 31, 2023.

2025
($ in millions)	Group Benefits	RIS[1]	Asia	Latin America	EMEA[2]	MIM[3]	Corporate & Other
Adjusted earnings available to common shareholders	$1,692	$1,671	$1,702	$798	$367	$200	($487)
1RIS refers to Retirement and Income Solutions.
2EMEA refers to Europe, the Middle East, and Africa.
3MIM refers to MetLife Investment Management.
This Proxy Statement contains references to Non-GAAP financial measures that are further described in Appendix B.

Forward-Looking Statements
This Proxy Statement may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as:

•anticipate •are confident •assume	•believe •continue •could	•estimate •expect •if	•intend •likely •may	•plan •potential •project	•should •target	•will •would

and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to strategy, goals and expectations concerning the Company’s market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. MetLife’s expectations, beliefs and projections are expressed in good faith and the
Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.
Many factors determine Company results, and they involve unpredictable risks and uncertainties. MetLife’s forward-looking statements depend on its assumptions, its expectations, and its understanding of the economic environment, but they may be inaccurate and may change. The Company does not guarantee any future performance. MetLife’s results could differ materially from those it expresses or implies in forward-looking statements. The risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (SEC), and others, may cause such differences.
MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in subsequent reports to the SEC.

2026 PROXY STATEMENT	7

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Proxy Statement Summary
This Proxy Statement contains information about the 2026 annual meeting of shareholders (Annual Meeting) of MetLife. The
Company is providing proxy materials to solicit proxies on behalf of the MetLife Board of Directors (the Board of Directors or
the Board). For information about the distribution of the proxy materials, see “How will I receive the proxy materials?” in FAQs
About the Annual Meeting.
This summary provides highlights of information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.
Proposals for Your Vote

Vote Required for Approval: Majority of votes cast
PROPOSAL 01	Election of 11 Director nominees named in this Proxy Statement, each for a one-year term
The Board recommends a vote FOR each Director nominee
The following provides summary information about each Director nominee as of April 29, 2026.

Independent	Non-Independent Director — Chief Executive Officer (CEO)	Audit Committee Financial Expert

AC means the Audit Committee;	FRC means the Financial and Risk Committee;
CC means the Compensation Committee;	GC means the Governance and Corporate Responsibility Committee (Governance Committee); and
EC means the Executive Committee;	IC means the Investment Committee;
Other Boards: means the Other U.S. Listed Public Company Directorships.

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Vote Required for Approval: Majority of shares represented in person or by proxy and voting on the subject matter
PROPOSAL 02	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2026
The Board recommends a vote FOR Proposal 2

Vote Required for Approval: Majority of shares represented in person or by proxy and voting on the subject matter
PROPOSAL 03	Advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers
The Board recommends a vote FOR Proposal 3
Executive Pay for Performance
The Company maintained its pay for performance practices in 2025. The vast majority of the Total Compensation for 2025 for the individuals listed in the Summary Compensation Table (Named Executive Officers or NEOs) was variable and depended on performance.
MetLife’s compensation design continues to align its executives and other senior management with the creation of shareholder value. Each NEO’s Total Compensation primarily depends directly on share value and performance, and 70%
of the stock-based long-term incentives (LTI) granted depends on performance: Total Shareholder Return (TSR) relative to peers and Adjusted Return on Equity (ROE) against the Business Plan goal. MetLife determines its Business Plan (Business
Plan) through a rigorous planning process and uses it to set its incentive compensation targets, goals, and expectations for the year. The Board’s Finance and Risk Committee reviews and endorses the Business Plan for Board approval.
CEO Total Compensation1 Mix for 2025
Other NEOs Total Compensation1 Mix for 2025

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
1Total Compensation comprises base salary earned in 2025, AVIP awards for 2025 performance, and grant date fair value of LTI granted in February 2026.
The Compensation Committee continued to link pay and performance. Key highlights of performance the Committee considered in making Total Compensation decisions for the NEOs, and how it aligned those decisions with performance, are described in the Compensation Discussion and Analysis.
Strong Support for Executive Compensation Program
The Compensation Committee reviews the results of the
Company’s “Say on Pay” vote, discusses input provided by
shareholders as part of the Company’s engagement process,
and considers both when reviewing the Company’s executive
compensation program. Support for the Company’s executive
compensation program has been consistently favorable
as indicated in the chart. See Shareholder Engagement and
Say-on-Pay Vote and Shareholder Engagement for
additional information.
Say on Pay Vote

2026 PROXY STATEMENT	9

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
About MetLife
At a Glance
MetLife is one of the world’s leading financial services companies, providing insurance, annuities, employee benefits and asset management. With over 155 years of experience and innovation, the MetLife name is recognized and trusted by over 100 million customers worldwide. MetLife operates in more than 40 markets globally and has leading market positions in the United
States (U.S.), Asia, Latin America, Europe and the Middle East. MetLife and its affiliates provide financial products and services to 95 of the top 100 Fortune 500® companies, and over 85% of all Fortune 500® companies.
In the fourth quarter of 2025, MetLife completed a resegmentation to support its strategic focus on accelerating asset management growth. MetLife designated MetLife Investment Management, LLC (MIM), the Company’s institutional asset management business, as a reportable segment and reclassified MetLife Holdings (MLH) primarily within Corporate & Other, where certain results of operations are reported. Additionally, certain products formerly reported in MLH were moved to Group
Benefits and RIS. As a result of the resegmentation, MetLife is now organized into the following six segments:

MetLife

Group Benefits	RIS	Asia	Latin America	EMEA	MIM

In the U.S., MetLife provides a variety of insurance and financial services products, including life insurance, dental, group short- and long-term disability, paid family and medical leave, individual disability, accidental death and dismemberment insurance, accident and health insurance, vision, prepaid legal plans and pet insurance, as well as stable value products and annuities to both individuals and groups. Outside the U.S., depending on the geographic location, MetLife provides life, medical, dental, credit and accident and health insurance, as well as annuities and retirement and savings products to both individuals and groups. MIM provides asset management and advisory services to institutional investors worldwide in public and private fixed income, real estate, equity, alternatives, multi-asset solutions and insurance solutions. MIM also manages investments for the Company's general account.
MetLife is also one of the largest institutional investors in the U.S. with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships, and equity securities. MetLife leverages the deep long-established expertise in MIM to support its goal of delivering strong, risk-adjusted returns and tailored solutions across core competencies to help clients realize their objectives.

158 years of operation	40+ global markets where MetLife operates	~46,000 employees as of December 31, 2025	No. 60 on the 2025 Fortune 500® list

$741.7 Billion in Total Assets Under Management (AUM)[1]	$436.2 Billion of General Account AUM[2]	$6.0 Billion Core[3] Adjusted Earnings[4]	$52.0 Billion market capitalization[5]

1As of December 31, 2025. At estimated fair value. Includes all assets managed by MIM.
2As of December 31, 2025. At estimated fair value.
3Core refers to the exclusion of notable items.
4For the full year 2025.
5As of December 31, 2025.

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Global-Diversified Businesses

2025 Core Adjusted Earnings[1]

■	U.S.

■	Non-U.S.

■	U.S. and Non-U.S.

1As of December 31, 2025. Excludes Corporate & Other.
See A Note About Financial Measures and Appendix B for definitions of these Non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.
Executive Leadership Team
An experienced team of insurance and/or financial services industry1 leaders.
Critical to MetLife’s success and effective execution of its strategy is the Executive Leadership Team (ELT), which is led by
Michel A. Khalaf, the Company’s President and CEO. MetLife has a deep bench of senior leaders and a robust management succession planning process overseen by the Board that helps ensure MetLife delivers on its commitments to its people, customers, communities, and shareholders.

Michel A. Khalaf
President and CEO
Eric Clurfain
Regional President, Latin America
Monica M. Curtis
Executive Vice President (EVP), Chief Legal Officer (CLO), and Head of Government Relations
Marlene Debel
EVP, Chief Risk Officer (CRO) of MetLife, Inc., and Head of MetLife Insurance Investments (MII)
Nuria Garcia
Regional President, EMEA, and Head of Global Sustainability
John D. McCallion
EVP, Chief Financial Officer (CFO) of MetLife, Inc., and Head of MIM
Lyndon Oliver
Regional President, Asia
Bill Pappas
EVP and Head of Global Technology and Operations (GTO)
Michael Roberts
EVP, Chief Marketing and Communications Officer
Shurawl Sibblies
EVP and Chief Human Resources Officer (CHRO)
Ramy Tadros
Regional President, U.S. Business, and Head of MLH
334 Years of Combined Industry Experience[1]
37
27
18
37
30
30
39
30
27
30
29

1The Insurance and/or Financial Services Industry includes insurance, investment, retirement, and related financial services institutions operating in regulated global markets, professional services and consulting organizations advising such institutions, and financial services, finance, risk, or capital‑related roles at operating companies with significant financial operations.

2026 PROXY STATEMENT	11

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Purpose and Strategy
MetLife lives its purpose – Always with you, building a more confident future.
New Frontier Strategy (2025-2029)
MetLife’s New Frontier strategy focuses on strong growth and attractive returns through all-weather performance. The
Company’s commitments to its people, customers, shareholders, and communities and interconnected foundational pillars
(to focus, simplify, and differentiate the Company) guide its stewardship of shareholder capital as discussed below.
Under New Frontier, MetLife will leverage its competitive strength to prioritize responsible growth at lower risk in four key areas:

Extend leadership in Group Benefits...	...by enlarging the market and market share via more employers, more products per employee, and greater employee participation

Capitalize on unique retirement platform...	...in the U.S. and Japan through new business origination and enhanced capital flexibility

Accelerate growth in asset management...	...by building on existing capabilities and broadening MetLife’s suite of investment products

Expand in high growth international markets...	...by leveraging MetLife’s strong position in Latin America and Asia and targeting above-market growth in emerging regions through distribution innovation and product and channel diversification
Responsible growth drives MetLife’s commitments over the five-year period of the New Frontier strategy, as outlined below:1

Strong Growth	Attractive Returns		All-Weather Performance

Double-digit Adjusted EPS Growth[2]	15 - 17% Adjusted ROE[3]	-100bps Direct Expense Ratio[4]	$25 Billion+ Free Cash Flow[5]
1See Appendix B for definitions of Non-GAAP financial measures.
2EPS refers to earnings per share. Adjusted EPS growth, excluding total notable items.
3ROE refers to return on equity. Adjusted ROE, excluding total notable items.
4From 12.3%. Direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers.
5Represents free cash flow of all holding companies.

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Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Governance Highlights
The Board and its Committees regularly review the Company’s policies and practices to ensure they reflect its commitment to high standards of corporate governance. Key aspects of the Company’s governance practices, which are designed to align with market best practices, are described below.

Independence, Board Composition, and Refreshment
•Independent Chairman of the Board, independent Directors (other than one management
Director), and independent Audit, Compensation, Governance, Finance and Risk, and Investment
Committees (together, the Principal Standing Committees)
•Experienced, highly skilled Directors with diverse viewpoints and qualifications
•Robust Board refreshment process, Director mandatory retirement age, comprehensive Director orientation program, and periodic Committee/Chair and member rotation

Board Engagement and Accountability
•Separate executive sessions of all Directors and Directors who are not members of management
(Non-Management Directors) at regularly scheduled Board meetings
•Comprehensive process for evaluating Director, Board, and Committee performance
•Directors encouraged to limit public company board service

Effective Policy Framework and Fit for Purpose Compensation Design
•Director’s Code of Business Ethics and Code of Business Ethics for employees
•Board approved:
•share ownership guidelines for Directors and executives
•Insider Trading Policy that prohibits hedging and pledging of Company securities
•compensation recoupment policies (“clawback” and forfeiture)
•Compensation Committee oversight over the development of the Company’s Board-approved executive compensation program so that it aligns to New Frontier goals and contemporary market practice. Program promotes:
•pay for performance; alignment of executives’ interests with those of shareholders; long-term decision making; rewarding achievement of the Company’s business goals; and avoiding incentives to take excessive risk

Robust Shareholder Rights
•Annual shareholder election of all Directors and majority vote standard for uncontested
Director elections
•Shareholder right to call a special meeting and no “poison pill”
•Ongoing shareholder engagement with feedback reported to the Governance Committee

Risk Oversight
•Integrated risk management process that is overseen and conducted by the full Board, the Board’s
Principal Standing Committees, and senior management risk committees
•Board has broad oversight of:
•existing and emerging enterprise risks
•management’s design and implementation of processes and procedures to identify, address and mitigate such risks
•Senior management risk committees, comprised of senior leaders from the Company’s lines of business and corporate functions, ensure comprehensive coverage and sharing of risk reporting

Cybersecurity and AI Oversight
•The Board oversees the Company’s information security program that management has instituted to:
•maintain controls for the systems, applications, and databases of the Company and of its third-party service providers
•protect the confidentiality, integrity and availability of data the Company owns or possesses, as well as its technology assets
•include controls and procedures across business units and at the enterprise level for monitoring, detecting, reporting, containing, managing, and remediating cyber threats
•In addition, the Board oversees the Company’s responsible artificial intelligence (AI) governance and risk management framework.

Sustainability Oversight	•The Board and its Committees monitor and oversee: •strategy and initiatives of MetLife Foundation •the Company’s annual Sustainability Report •the Company’s efforts to manage its reputation and culture

2026 PROXY STATEMENT	13

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01

Election of Directors

The Board of Directors recommends that you vote FOR the election of each Director nominee.
The Company’s long-term success depends on the collective judgment, skills, experience, qualifications, and personal attributes of its Directors. The Board has nominated each individual presented on the following pages for election based on these qualities. As Directors, these individuals oversee the Company’s strategy and business, management succession planning, enterprise risk, corporate governance, cybersecurity, and sustainability. They also advise the CEO and senior management on the management of the Company’s business and affairs.
Each Director nominee was previously elected at MetLife’s annual meeting of shareholders held on June 17, 2025, for a one-year term ending at the Annual Meeting, with the exception of Daniel S. Glaser and Michelle Seitz, who were elected to the Board on February 24, 2026, and whose terms will end at the Annual Meeting. Two current members of the Board, Carlos
M. Gutierrez, and Denise M. Morrison, will not seek re-election at the Annual Meeting. Mr. Gutierrez and Ms. Morrison have reached the Board’s mandatory retirement age. See Section 1, Succession Planning in Director Succession and Nomination
Process for additional information.
Each Director nominee has agreed to serve on the Board if elected and, if elected, will serve for a one-year term expiring at
MetLife’s 2027 annual meeting. Each Director will hold office until his or her successor has been elected and qualified, or until the Director’s earlier resignation or removal. The Board expects each Director nominee named in this Proxy Statement to be available to serve and has no reason to believe that any such Director nominee would be unable to do so. If, however, a
Director nominee becomes unable to serve at or before the Annual Meeting, the Board may reduce the size of the Board or nominate a replacement candidate. If you grant a proxy to vote your shares for an unavailable candidate, the individuals who have your proxy could use their discretion to vote for a replacement candidate nominated by the Board. The proxies may not be voted for more nominees than are named on the proxy card and therefore may not be used to fill vacancies resulting from the retirement of Mr. Gutierrez and Ms. Morrison.
Each Director nominee also currently serves as a director of Metropolitan Life Insurance Company (Metropolitan Life or
MLIC), a direct, wholly-owned subsidiary of MetLife. Metropolitan Life has a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act), in connection with the issuance of certain insurance products and its common stock is not publicly traded.

In light of the individual skills and experiences of each Director nominee discussed on the following pages, the Board of Directors has concluded that each Director nominee should be elected at the Annual Meeting and recommends that you vote FOR the election of each Director nominee.

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Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Director Qualifications
The Governance Committee recommends to the Board the criteria for selecting qualified candidates for election to the Board.
The Governance Committee recommended, and the Board approved, the following minimum qualifications for each
Director nominee:

Financial Literacy	Such person should be “financially literate” as such qualification is interpreted by the Board in its business judgment

Leadership Experience
Such person should possess significant leadership experience, such as experience in business, finance/accounting, regulated industries or technology, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others

Commitment to the Company’s Values
Such person shall be committed to promoting the Company’s financial success and preserving and enhancing the Company’s reputation as a leader in global business, and in agreement with the Company’s values as embodied in its Codes of Conduct

Absence of Conflicting Commitments	Such person should not have commitments that would conflict with the time commitments of a Director of the Company

Reputation and Integrity	Such person shall be of high repute and recognized integrity and have a track record absent of certain legal proceedings

Other Factors
Such person shall have such other characteristics as may be considered appropriate, including an understanding of consumer insight, analytics, and finance, sound business judgment, significant experience and accomplishments, and an appropriate educational background

Director Competencies
The Governance Committee recommends to the Board the criteria used to assess the experiences, qualifications, and skills (collectively, Director Competencies) of director nominees. The Governance Committee reviews these competencies at least annually, and more frequently as appropriate, to help ensure continued alignment with the
Company’s business needs and strategic priorities. The Governance Committee evaluates the competencies of director nominees and incumbent directors in the context of the Board’s overall composition and committee needs. In doing so, the Governance Committee strives to ensure that each director can contribute effectively to Board deliberations and provide appropriate oversight of management.
In 2025, the Governance Committee recommended, and the Board approved, revisions to the Director Competencies to (i)
provide greater clarity with respect to the competencies expected of director nominees, (ii) add a stand-alone Human Capital
Management competency, and (iii) further align the competencies with the Company’s strategy. The methodology for selecting competencies was also enhanced to increase transparency regarding the Board’s overall skill set, both on an individual nominee and aggregate basis.
Under the revised approach, each director nominee may select an uncapped number of competencies from the
Board-approved list of twelve on pages 15 to 16 and identify four core competencies from that same list. All selected competencies are disclosed in the Director Nominee Experience Matrix, and the four core competencies selected by each
Director Nominee are highlighted and further described in their individual director biography, consistent with the past practice. This approach balances enhanced transparency regarding the Board’s collective skills with focused, meaningful disclosure.

2026 PROXY STATEMENT	15

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Competency	Business Need and Strategic Priority

CEO or Similar Executive Leadership
Proven capacity to apply important management disciplines and leveraging significant leadership experience setting and executing a strategic vision to drive responsible growth and guide transformative business initiatives are essential for the Board to advise management and oversee MetLife’s complex business operations.

Experience as a public company CEO or senior
executive managing a large, complex
organization with demonstrated ability to execute
enterprise-wide strategies and successfully lead
business transformations

Corporate Governance / Public Company Board
An advanced understanding of corporate governance issues, policies and best practices through membership on, and/or direct experience with, a governance committee of a public company board provides valuable perspective on key corporate governance issues and
strengthens the Board’s oversight responsibility.

Experience serving on a governance committee of a public company board and/or chair or independent lead director of a public company board, or professional experience in the corporate governance field

Insurance / Financial Services
A deep understanding of MetLife’s complex business and capital structure, and the financial and regulatory environment in which it operates, is essential to the oversight, development, and execution of
MetLife’s strategy.

Experience as a senior executive in the insurance and/or financial services industries, with a deep understanding of one or more of MetLife’s business segments

Global Leadership / Perspective
MetLife conducts business around the world. Understanding and navigating international business environments, economic conditions, political environments, regulatory frameworks, and cultures are essential to executing MetLife’s global strategy.

Experience as a senior executive at an
international company, with responsibility for
overseeing non-U.S. operations and business
strategy and/or significant exposure to
international business, economic, political,
regulatory, and cultural environments

Regulatory / Government
MetLife’s operations are heavily regulated and compliance with regulatory requirements in numerous jurisdictions is required.
Understanding complex regulatory environments and how to maintain and build strong relationships with regulators, policymakers, and governmental organizations is essential to MetLife’s business.

Experience as a senior executive in a highly regulated industry, including extensive engagement with regulators and policymakers, and/or holding a significant government position

Investments
MetLife is one of the largest institutional investors in the U.S. Expertise in asset management is important for overseeing management’s efforts to effectively deploy capital to meet MetLife’s strategic goals.

Experience as a senior executive in financial markets and having in-depth knowledge of investment decisions and strategies

Financial Expertise / CFO / Audit
Understanding the financial reporting process, internal controls, and audit committee requirements is essential to overseeing MetLife’s strategic planning and reviewing MetLife’s financial and
business results.

Experience as a financial expert, public company CFO, and/or audit partner

16

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Risk Management	Identifying, assessing, and mitigating MetLife’s current and future risks are essential to protecting its customers, assets, financial stability, and reputation.
Experience as a senior risk management executive with responsibility to oversee critical enterprise risks

Consumer Insight / Analytics
Delivering a superior customer experience and growing meaningful and valuable customer relationships are both important components of
MetLife’s strategy. Understanding the markets served, the diverse products and services offered, and the creation and management of a globally recognized brand is critical to effective oversight of
MetLife’s business.

Experience as a senior executive in marketing, brand management, and/or interpreting consumer behaviors, with the aim of increasing product or service effectiveness for the consumer

Technology
MetLife regularly evaluates its technology and digital capabilities and opportunities to drive growth, promote efficiency and productivity, and enhance the customer experience. It is essential to MetLife’s business to rigorously assess technology’s impact on MetLife, including with respect to privacy, cybersecurity, and data management, while effectively navigating the regulatory landscape.

Experience with the oversight, development, and
adoption of innovative new technology and/or
expertise related to information security issues,
including privacy, cybersecurity, data
management, and the regulatory landscape

Sustainability
Investors continue to remain focused on financially material environmental and social responsibilities factors that may impact company performance; experience strengthens the Board’s oversight of policies and programs that relate to MetLife’s purpose and business objectives.

Experience with sustainability matters of
significance to MetLife, its communities,
shareholders, and employees and aligning
related activities to manage business responsibly
and drive long-term value for shareholders

Human Capital Management
MetLife is a purpose-driven company that is built upon a promise to always be there for its people. MetLife’s purpose anchors its strategy and talent is a critical driver of performance and innovation. Ensuring the organization attracts, develops, and retains top talent is essential for sustaining growth, managing risk, and delivering on long-term objectives. The Board plays a key role in overseeing human capital strategies that align with business goals and shareholder expectations.

Expertise in developing and overseeing talent
strategies for large, complex organizations or
business segments, building robust leadership
pipelines, implementing succession planning for
critical roles, and/or providing governance and
oversight of executive compensation programs to
ensure alignment with long-term business
objectives and shareholder interests

2026 PROXY STATEMENT	17

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Director Nominee Experience Matrix
Key information about each Director nominee, as of April 29, 2026, is highlighted in the matrix below.

11 Director Nominees
Director Competencies[1]	Total
CEO or Similar Executive Leadership												7
Corporate Governance / Public Company Board												9
Insurance / Financial Services												6
Global Leadership / Perspective												9
Regulatory / Government												10
Investments												7
Financial Expertise / CFO / Audit												4
Risk Management												5
Consumer Insight / Analytics												2
Technology												7
Sustainability												6
Human Capital Management												9
Board Committees	Total
Audit												5
Compensation												5
Executive												7
Finance and Risk												5
Governance and Corporate Responsibility												5
Investment												5
Other U.S. Listed Public Company Directorships
Number of Directorships	0	2	2	2	0	2	0	2	0	2	2	N/A
Demographics[2]	Average
Age	65	63	63	67	68	69	62	61	56	60	64	64
Tenure	<1	4	2	19	3	12	6	7	<1	<1	6	5

Independent	Non-Independent Director — CEO		Audit Committee Financial Expert
Core Competency	Competency	Chair	Member
1Each Director nominee self-identified the professional skills and experiences that constitute their business qualifications
(competencies) and defining business qualifications (four core competencies). Core competencies are highlighted in each
Director Nominee Biography. See Director Competencies for definitions.
2Tenure over one year and age data is rounded down to nearest year if less than one whole year.
3Self-identified by each Director nominee based on the categories used by Glass Lewis.
Age

●	1	<60
●	7	60-65
●	3	66-70
Tenure

●	6	0-4 Years
●	3	5-9 Years
●	1	10-14 Years
●	1	15+ Years
Board Refreshment
since 2021

●	6	New Directors
●	5	Experienced Directors
Board3

18

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Director Nominee Biographies1

Daniel S. Glaser	Director since Feb. 24, 2026	Less than 1 year of MetLife Board service	Age 65
\

Professional Highlights
•Clayton, Dubilier & Rice, LLC, a private
investment firm
•Operating Partner (since 2023)
•Executive Chairman, Focus Financial Partners
(since 2023)
•Chairman, CRC Group (since 2024)
•Marsh & McLennan Companies, Inc., a global
professional services firm
•President and CEO (2013-2022)
•Board Director (2013-2022)
•Group President & Chief Operating Officer
(COO) (2011-2012)
•Chairman & CEO, Marsh (2007-2011)
•Various positions (1982-1992)
•American International Group, Inc. (AIG), a global
insurance organization
•Managing Director, AIG Europe (2002-2007)
•President, Global Energy Division (2000-2001)
•Willis (now Willis Towers Watson plc), a global
advisory, broking and solutions company
•President and COO, Willis Risk Solutions
(1999-2000)
•Various roles (1992-1999)
Other U.S. Listed Public Company Directorships
Within the Past Five Years
•Marsh & McLennan Companies, Inc. (2013-2022)

Alignment with MetLife’s Strategy and Key
Board Contributions
Mr. Glaser served as President and CEO of Marsh &
McLennan Companies for nearly a decade, leading a
global professional services firm specializing in risk
and insurance services and consulting through the
Marsh, Guy Carpenter, Mercer, and Oliver Wyman
brands, among others. This experience
demonstrates his proven ability to set and execute
strategic vision for a large, complex, and international
organization—an essential quality for advising
MetLife’s management and providing oversight of the
Company’s business operations. As a former Chair of
the Federal Advisory Committee on Insurance, a
committee that provides advice and
recommendations to the Federal Insurance Office,
and as a current Operating Partner at Clayton,
Dubilier & Rice, a private investment firm, he brings
his deep expertise in insurance, capital deployment,
investment sourcing, and strategic transactions to the
boardroom. Having served as a director and in
leadership roles at other publicly traded companies,
Mr. Glaser also brings an advanced understanding of
corporate governance policies and best practices
that strengthens the Board’s oversight. His
experience managing operations across diverse
international markets - navigating distinct economic
conditions, regulatory frameworks, and cultures -
equips him to guide MetLife’s global strategy and
enhances the Board’s deliberations.

Director Core Competencies
•CEO or Similar Executive
Leadership
•Corporate Governance / Public
Company Board
•Insurance / Financial Services
•Global Leadership / Perspective
MetLife Board Committees
•Audit
•Compensation
•Finance and Risk
Education
•B.A., Ohio Wesleyan University
•Advanced Management
Program, Harvard
Business School

Carla A. Harris	Director since Apr. 27, 2022	4 years of MetLife Board service	Age 63

Professional Highlights
•Morgan Stanley, a multinational investment bank
and financial services firm
•Senior Client Advisor (since 2021)
•Vice Chairman, Managing Director, Senior
Client Advisor, Head of Multicultural Client
Strategy (2012-2021)
•Other senior positions focused on mergers and
acquisitions (M&A), equity capital markets, and
asset management (1987-2012)
Other U.S. Listed Public Company Directorships
Within the Past Five Years
•Cummins Inc. (since 2021)
•Walmart, Inc. (since 2017)

Alignment with MetLife’s Strategy and Key
Board Contributions
With more than 30 years of experience as a senior
leader at Morgan Stanley, a global financial services
firm and investment bank, Ms. Harris brings deep
capital markets and investment expertise that is critical
to overseeing management’s efforts to allocate capital
in ways that advance MetLife’s strategic objectives.
Her client advisory and portfolio management work
directly supports the Company’s strategic objective of
accelerating growth in its asset management
business. Ms. Harris’s strong understanding of the
financial reporting process and internal controls
strengthens the Board’s ability to evaluate the
Company’s financial and operational performance.
During her time at Morgan Stanley, Ms. Harris has
advised clients across a wide range of industries,
including technology, media, retail,
telecommunications, transportation, industrial, and
healthcare. Her cross-sector, cross-border experience
provides the Board with valuable perspective as
MetLife executes its global strategy. Ms. Harris’s
service on other publicly traded company boards
reinforces the Board’s sound corporate governance
and effective oversight. As a published author on
leadership, Ms. Harris also contributes meaningful
expertise to the Board’s oversight of CEO and
executive officer succession planning—an area critical
to MetLife’s long-term sustainability.

Director Core Competencies
•Corporate Governance / Public
Company Board
•Global Leadership / Perspective
•Investments
•Financial Expertise / CFO / Audit
MetLife Board Committees
•Executive
•Governance and
Corporate Responsibility
•Investment (Chair)
Education
•A.B. and M.B.A.,
Harvard University

1Information as of April 29, 2026. Tenure over one year and age data is rounded down to nearest year if less than one whole year.

2026 PROXY STATEMENT	19

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Laura J. Hay	Director since Feb. 27, 2024	2 years of MetLife Board service	Age 63

Professional Highlights
•KPMG LLP, an audit, tax and advisory services firm
•Partner (2000-2023)
•Board Director, KPMG Americas
(2013-2016)
•Board Director, KPMG U.S. (2011-2016)
•Global Head of Insurance (2017-2023)
•US / Americas Head of Insurance (2011-2017)
•US / Americas Actuarial Practice Leader
(2009-2011)
•National Industry Director, Life Insurance
Segment (2007-2011)
•Other employment and leadership roles at
KPMG (1993-2000)
Other U.S. Listed Public Company Directorships
Within the Past Five Years
•Everest Group, Ltd. (since 2025)
•Hippo Holdings Inc. (since 2025)

Alignment with MetLife’s Strategy and Key
Board Contributions
In her more than 30 years of experience at KPMG
providing audit, tax, and advisory services to the
financial services industry, Ms. Hay developed
extensive expertise in technical accounting, audit,
finance transformations, and client engagements.
These skills are essential to understanding the
financial reporting process, internal controls, and audit
committee requirements, and they directly support the
Board’s oversight of the Company’s accounting and
financial reporting processes, the integrity of its
consolidated financial statements, and its independent
auditors. Ms. Hay’s deep expertise in the insurance
sector, including risk identification and risk mitigation
strategies, supports the Board’s oversight of risk,
improves the Company’s resilience, and helps protect
its customers’ assets, financial stability, and
reputation. Guiding teams of professionals in the U.S.
and around the world, Ms. Hay brings a global
perspective shaped by navigating diverse international
business and regulatory environments, providing
valuable insight as MetLife executes its strategy
across numerous jurisdictions. Her passion for
cultivating the next generation of leaders, establishing
employee engagement pipelines, and promoting
knowledge transfer through training supports the
Company’s commitment to investing in its people. This
experience also strengthens the Board’s oversight of
management succession planning.

Director Core Competencies
•Insurance / Financial Services
•Global Leadership / Perspective
•Financial Expertise / CFO / Audit
•Risk Management
MetLife Board Committees
•Audit (Chair)
•Executive
•Finance and Risk
Education
•B.S., University of California,
Berkeley
•Asset / Liability Management
Program, Wharton
Executive Education

R. Glenn Hubbard, Ph.D.	Director since Feb. 1, 2007	19 years of MetLife Board service	Age 67

Professional Highlights
•Columbia University, a private research university
•Graduate School of Business
•Russell L. Carson Professor of Economics
and Finance (since 1994); Dean Emeritus
(since 2019); Dean (2004-2019)
•Faculty of Arts and Sciences
•Professor of Economics (since 1997)
•Economic Policy Institutions
•Co-Chair, Committee on Capital Markets
Regulation (since 2006)
•Chairman of Economic Policy Committee,
Organization for Economic Cooperation and
Development (2001-2003)
•U.S. Government
•Member, Panel of Economic Advisors,
Congressional Budget Office (2004-2006; since
2025)
•Panel of Economic Advisors, Federal Reserve
Bank of New York (1993-2021; 2007-2017)
•Chairman, President’s Council of Economic
Advisers (2001-2003)
•Deputy Assistant Secretary for Tax Policy, U.S.
Department of the Treasury (1991-1993)
Other U.S. Listed Public Company or RIC
Directorships Within the Past Five Years
•TotalEnergies SE (since 2021)
•BlackRock Fixed Income Funds (a fund complex -
65 RICs consisting of 98 portfolios) (since 2019)

Alignment with MetLife’s Strategy and Key
Board Contributions
Dr. Hubbard served as an economic and tax policy
advisor at the highest levels of government, including
service as Chairman of the President’s Council of
Economic Advisers and Deputy Assistant Secretary
for Tax Policy at the U.S. Department of Treasury.
Combined with his role as professor of economics
and finance at Columbia University and leadership of
financial regulatory bodies, he has developed an
unparalleled understanding of economic policies,
financial and capital markets, and complex regulatory
environments. Dr. Hubbard has demonstrated the
ability to cultivate strong relationships with regulators
and policymakers. This expertise is essential to
overseeing MetLife’s heavily regulated businesses. It
also contributes to the Board’s understanding of how
evolving economic conditions and emerging
regulatory developments may impact the Company’s
global investments and operations. As Co-Chair of the
Committee on Capital Markets Regulation, he brings
his in-depth knowledge of critical financial regulatory
policy issues, which supports the Board’s oversight of
management’s efforts to effectively deploy capital to
meet MetLife’s strategic goals. Dr. Hubbard’s
expertise, gained from other publicly traded company
boards, also extends to sustainability matters,
contributing to the Board’s oversight of policies and
programs that relate to MetLife’s purpose and drive
long-term value for shareholders.

Chairman of the Board
since 2019
Director Core Competencies
•Corporate Governance / Public
Company Board
•Regulatory / Government
•Investments
•Sustainability
MetLife Board Committees
•Executive
•Governance and
Corporate Responsibility
•Investment
Education
•B.A. and B.S., University of
Central Florida
•Ph.D. and A.M.,
Harvard University

20

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Jeh C. Johnson	Director since Feb. 28, 2023	3 years of MetLife Board service	Age 68

Professional Highlights
•Paul, Weiss, Rifkind, Wharton & Garrison LLP, a
multinational law firm
•Partner and Co-Head of the Cybersecurity &
Data Protection Practice Group (2017-2025)
•Partner (prior to and between periods of
government service 1994-2025)
•U.S. Government
•Secretary, Department of Homeland Security
(2013-2017)
•General Counsel, U.S. Department of Defense
(2009-2012)
•General Counsel, U.S. Department of the Air
Force (1998-2001)
•Assistant U.S. Attorney, U.S. Attorney’s Office
for the Southern District of New York
(1989-1991)
Other U.S. Listed Public Company Directorships
Within the Past Five Years
•Lockheed Martin Corporation (2018-2024)
•U.S. Steel Corporation (2020-2025)

Alignment with MetLife’s Strategy and Key
Board Contributions
Secretary Johnson is a distinguished lawyer and
former partner at Paul, Weiss, with an exceptional
track record of leading large and complex institutions.
His career reflects a demonstrated ability to
implement management practices at the highest
levels of private practice and government. As U.S.
Secretary of Homeland Security, he oversaw the third
largest cabinet department of the U.S. government.
As General Counsel of both the Department of
Defense and Air Force, he developed extensive
experience navigating complex regulatory
environments, managing risk, and building strong
relationships with policymakers. These skills
enhance the Board’s ability to oversee MetLife’s
highly regulated operations. Secretary Johnson has
testified before Congress on cybersecurity numerous
times since leaving government service. His deep
expertise in this area reflects direct experience with
the oversight and assessment of technology’s impact
on organizations, including with respect to privacy,
cybersecurity, and data management, and provides
valuable insight to the Board as it oversees the
Company’s information security program. In addition,
his tenure on other publicly traded company boards
has deepened his command of governance
frameworks, enabling him to contribute to the Board’s
oversight effectiveness.

Director Core Competencies
•CEO or Similar Executive
Leadership
•Corporate Governance / Public
Company Board
•Regulatory / Government
•Technology
MetLife Board Committees
•Audit
•Executive
•Governance and
Corporate Responsibility (Chair)
Education
•B.A., Morehouse College
•J.D., Columbia Law School

William E. Kennard	Director since Sept. 17, 2013	12 years of MetLife Board service	Age 69

Professional Highlights
•Velocitas Partners LLC, a global asset
management firm
•Co-Founder and Non-Executive Chairman
(since 2013)
•Astra Capital Management, a private equity firm
•Co-Founder (since 2016)
•Staple Street Capital, a private equity firm
•Member of Operating Executive Board (since
2013)
•The Carlyle Group, a private equity firm
•Managing Director (2001-2009)
•U.S. Government
•Ambassador, U.S. Mission to the European
Union (2009-2013)
•Chairman, U.S. Federal Communications
Commission (FCC) (1997-2001)
•General Counsel, FCC (1993-1997)
•Verner, Liipfert, Bernhard, McPherson and Hand
(now DLA Piper), a government affairs law firm
•Partner (1984-1993)
Other U.S. Listed Public Company Directorships
Within the Past Five Years
•Ford Motor Company (since 2015)
•AT&T Inc. (since 2014)
•Duke Energy Corporation (2014-2021)

Alignment with MetLife’s Strategy and Key
Board Contributions
Ambassador Kennard brings extensive experience
in diplomacy, telecommunications regulation, public
policy, law, private equity, and asset management to
the boardroom. As U.S. Ambassador to the
European Union, he promoted transatlantic trade
and investment, reduced regulatory barriers to
commerce, and gained significant exposure to
international business, economic, political, and
regulatory environments that is essential to
executing MetLife’s global strategy. As FCC
Chairman, Ambassador Kennard shaped policies
that advanced the adoption of new technologies,
drove large-scale infrastructure investments, and
promoted consumer access. This leadership
uniquely positions him to advise MetLife’s executive
officers as they manage the Company’s complex,
regulated businesses in a rapidly evolving,
technological environment. With over twenty years
of experience in the private equity and asset
management space, Ambassador Kennard also
demonstrates in-depth knowledge of investment
decision-making, asset management strategies, and
capital deployment that is important for overseeing
management’s effort to allocate capital as the
Company pursues its strategic goals. In addition, his
publicly traded company board experience broadens
his perspective on corporate governance matters
and equips him to support the Board across its
strategy, risk, and sustainability oversight functions.

Director Core Competencies
•Corporate Governance / Public
Company Board
•Global Leadership / Perspective
•Regulatory / Government
•Investments
MetLife Board Committees
•Compensation
•Executive
•Finance and Risk (Chair)
•Investment
Education
•B.A., Stanford University
•J.D., Yale Law School

2026 PROXY STATEMENT	21

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Michel A. Khalaf	Director since May 1, 2019	6 years of MetLife Board service	Age 62

Professional Highlights
•MetLife, Inc.
•President and CEO (since 2019)
•President, U.S. Business and EMEA
(2017-2019)
•President, EMEA (2011-2017)
•MetLife Executive Officer (since 2011)
•EVP, Middle East, Africa and South Asia Region
(2010-2011)
•American Life Insurance Company (Alico)
(acquired by MetLife from AIG in 2010),
an insurance company
•Regional President, MEASA Region, Alico
(2008-2010)
•Deputy President & COO, AIGPhilamlife,
Philippines (2006-2008)
•Regional Senior Vice President (SVP),
AIG-Amplico Life, Poland (2001-2006)
•General Manager, Alico Egypt (1996-2001)
•COO, Alico Unionvita, Italy (1994-1996)
•Deputy General Manager, Alico Bahamas
(1992-1994)
•Regional Investment Manager, Alico Paris
(1990-1992)
•Mr. Khalaf began his career as an investment
officer at Alico in Wilmington, Delaware

Other U.S. Listed Public Company Directorships
Within the Past Five Years
•None
Alignment with MetLife’s Strategy and Key
Board Contributions
Mr. Khalaf’s successful career in the life insurance
industry, culminating in his role as President and
CEO of MetLife, demonstrates a proven capacity to
define and advance MetLife’s strategic direction,
pursue disciplined and responsible growth, and
spearhead organizational transformation across a
global enterprise. His deep understanding of
MetLife’s business segments, capital structure, and
the financial and regulatory environment in which it
operates is essential to the oversight, development,
and execution of MetLife’s New Frontier strategy.
Mr. Khalaf’s prior leadership roles spanning EMEA,
Asia, and the U.S. reflect his significant experience
and deep familiarity with operating across varied
markets and economic environments, regulatory
regimes, and cultural landscapes, enabling him to
bring a global perspective to MetLife’s businesses.
His leadership in modernizing MetLife’s operations
through enterprise-wide technology initiatives
reflects a strategic vision for harnessing innovation at
scale—a quality essential to guiding the Company
through its digital transformation. As MetLife
advances its New Frontier strategy, Mr. Khalaf’s
unique insights continue to guide the
Company’s businesses.

Director Core Competencies
•CEO or Similar Executive
Leadership
•Insurance / Financial Services
•Global Leadership / Perspective
•Technology
MetLife Board Committees
•Executive (Chair)
Education
•B.S., Engineering, Syracuse
University
•M.B.A., Finance, Syracuse
University

Diana L. McKenzie	Director since Nov. 1, 2018	7 years of MetLife Board service	Age 61

Professional Highlights
•Advisory or Consulting Roles
•Brighton Park Capital Management, L.P. and
Metis Strategy, LLC (since 2019); DLM
Horizons, LLC and BrightInsight, Inc. (since
2020); Sparrow Healthcare Inc. and Red Cell
Partners (since 2024)
•Workday, Inc., a cloud-based financial and human
capital management software company
•Chief Information Officer (CIO) (2016-2019)
•Amgen, Inc., a multinational
biotechnology company
•SVP and CIO (2010-2016)
•Leadership roles (2004-2010): Enterprise
Technology Services and Enterprise
Architecture; and Information Systems, Product
Development and Commercialization
•Eli Lilly and Company, a multinational
pharmaceutical company
•Group Director, Lilly Research Laboratories,
Product Development and Commercialization
(2000-2004)
•Various Information Systems leadership roles
supporting Research & Development, Corporate
Engineering, Human Resources, and IT
Architecture, Strategy, and Planning
(1987-1999)

Other U.S. Listed Public Company Directorships
Within the Past Five Years
•Agilon Health, Inc. (since 2023)
•Vertex Pharmaceuticals Inc. (since 2020)
•Change Healthcare Inc. (2019-2022)
Alignment with MetLife’s Strategy and Key
Board Contributions
A technology consultant with nearly three decades of
experience culminating in her roles as CIO of Workday
and Amgen, where she oversaw each company’s
global information technology organization,
Ms. McKenzie is a proven leader and innovator. She
serves in advisory roles at various healthcare- and
technology-focused companies and brings extensive
expertise in the oversight, development, and adoption
of scalable innovative technologies, cybersecurity, and
data management to the Board. These competencies
support the Board’s oversight as MetLife integrates
scalable platforms, continues to strengthen its
cybersecurity program, and deploys data-driven tools
to improve operational performance and enhance
customer experience. Ms. McKenzie’s leadership at
Workday and Amgen provided significant international
business exposure, supporting the Board’s oversight
of MetLife’s global strategy. Her experience navigating
regulatory frameworks governing product
development, approval, and commercialization
strengthens the Board’s understanding of complex
regulatory and compliance requirements. At Workday,
Ms. McKenzie became a thought leader in human
capital management, developing a future of work
program and leveraging internal talent to drive
client-focused product solutions—experiences that
helped manage, identify, and fully engage the talent.
This human capital management experience provides
the Board with valuable insight as it oversees
strategies that align with MetLife’s business goals.

Director Core Competencies
•Global Leadership / Perspective
•Regulatory / Government
•Technology
•Human Capital Management
MetLife Board Committees
•Audit
•Compensation
•Finance and Risk
Education
•B.S., Purdue University
•Information Technology
Management Program,
University of California, Los
Angeles

22

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Christian S. Mumenthaler, Ph.D.	Director since May 1, 2025	Less than 1 year of MetLife Board service	Age 56

Professional Highlights
•Swiss Re AG, a provider of reinsurance, insurance,
and other forms of insurance-based risk transfer
•Group CEO (2016-2024)
•CEO, Reinsurance (2011-2016)
•Chief Marketing Officer, Reinsurance
(2011-2011)
•Head of Life & Health in the (Re)Insurance
Product (2007-2010)
•Chief Risk Officer (2005-2007)
•Attended most Swiss Re Group Board meetings
between (2005-2024)
•Head of Group Retro and Syndication
(2002-2005)
•Manager in Group Strategic Planning
(1999-2002)
•Boston Consulting Group, a management
consulting firm
•Associate (1997-1998)
Other U.S. Listed Public Company Directorships
Within the Past Five Years
•None

Alignment with MetLife’s Strategy and Key
Board Contributions
Dr. Mumenthaler spent more than 25 years with
Swiss Re AG, including serving as Group CEO. He
held numerous executive leadership positions and
demonstrated his ability to chart and implement
enterprise-wide strategies for a major, multinational
insurance and reinsurance group and advance
large-scale operational and strategic change.
Dr. Mumenthaler’s has a deep understanding of the
insurance and reinsurance industries, including the
financial and regulatory environments in which they
operate. This expertise provides the Board with a
valuable perspective on MetLife’s complex business
and capital structure and supports the execution
of the Company’s New Frontier strategy.
Dr. Mumenthaler led Swiss Re AG’s operations
across diverse international markets, managing
through differing political, economic, regulatory, and
cultural climates worldwide. This experience
positions him well to oversee management’s plans to
expand in high-growth international markets by
leveraging the Company’s competitive strengths. His
focus on innovative solutions to manage risk and
build organizational resilience—demonstrated while
leading Swiss Re AG through periods of elevated
natural catastrophes and challenging economic
conditions— makes him well-suited for the MetLife
Board. He strengthens the Board’s oversight of risk
management as senior management identifies,
assesses, and mitigates the Company’s current and
future risks to protect its customers, assets, financial
stability, and reputation.

Director Core Competencies
•CEO or Similar Executive
Leadership
•Insurance / Financial Services
•Global Leadership / Perspective
•Risk Management
MetLife Board Committees
•Finance and Risk
•Investment
Education
•M.S. and Ph.D., ETH Zurich
(Swiss Federal Institute of
Technology)

Michelle Seitz	Director since Feb. 24, 2026	Less than 1 year of MetLife Board service	Age 60

Professional Highlights
•MeydenVest Partners, an investment and strategic
advisory firm
•Founder/CEO (since 2022)
•Russell Investments Group LLC, a global
investment solutions provider
•Chairman (2018-2022)
•CEO (2017-2022)
•William Blair & Company, LLC, an asset
management and investment banking company
•CEO, WB Investment Management
(2001-2017)
Other U.S. Listed Public Company Directorships
Within the Past Five Years
•MSCI Inc. (since 2024)
•Sana Biotechnology, Inc. (since 2020)

Alignment with MetLife’s Strategy and
Key Board Contributions
Ms. Seitz’s career spanning nearly 40 years,
culminating in her roles as Founder and CEO of
MeydenVest Partners and former Chair and CEO of
Russell Investments Group, demonstrates her
leadership expertise and ability to shape and carry
out a strategic agenda, foster responsible growth,
and enhance corporate culture. She has led business
transformation efforts that are profitable, scalable,
client-focused, and sustainable—qualities essential
for the Board as it advises management through its
execution of the Company’s New Frontier strategy
and oversees MetLife’s complex business
operations. At Russell Investments Group, a firm with
a global client base and operations spanning multiple
regions, she Ms. Seitz brings firsthand experience
navigating international markets and deep knowledge
of investing, capital markets, risk management, and
regulatory considerations impacting global
investment companies. This expertise supports the
MetLife’s global strategy and the Board’s oversight of
management’s efforts to grow its asset management
business. As a former chair and director of Russell
Investments Group and director of other publicly
traded companies, Ms. Seitz contributes a
well-developed corporate governance perspective
that bolsters the Board’s oversight responsibilities.

Director Core Competencies
•CEO or Similar Executive
Leadership
•Corporate Governance / Public
Company Board
•Global Leadership / Perspective
•Investments
MetLife Board Committees
•Compensation
•Governance and Corporate
Responsibility
•Investment
Education
•B.S., Indiana University

2026 PROXY STATEMENT	23

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Mark A. Weinberger	Director since Aug. 21, 2019	6 years of MetLife Board service	Age 64

Professional Highlights
•Advisory or Consulting Roles
•Teneo and Stone Canyon Industries, Inc. (since
2020); Tanium Inc. (since 2021); A FIN
MANAGEMENT LLC (d.b.a Affinity Partners)
(since 2024)
•EY, a leading global professional services
organization providing assurance, consulting,
strategy and transactions, and tax services
•Global Chairman and CEO (2013-2019)
•Global Chairman and CEO-elect (2012-2013)
•Global Vice Chairman, Tax (2008-2012)
•Partner, EYEA, LLP, a member firm of EY
(2008-2019)
•Other senior roles (1987-2001, 2002-2008)
•U.S. Government
•Member, President’s Strategic and Policy Forum
(2017)
•Member, President’s Infrastructure Task Force
(2015-2016)
•Assistant Secretary, U.S. Department of
Treasury (Tax Policy) (2001-2002)
•Member, U.S. Social Security Administration
Advisory Board (2000-2001)
•Chief of Staff, President’s Bipartisan
Commission on Entitlement and Tax Reform
(1994)
•Chief Tax and Budget Counsel, U.S. Senate
(1991-1994)
•Washington Counsel, P.C., a law and legislative
advisory firm
•Co-Founder and Principal (1996-2000)
•Oldaker, Ryan & Leonard, a law firm
•Partner (1995-1996)

Other U.S. Listed Public Company Directorships
Within the Past Five Years
•JPMorgan Chase & Co. (since 2024)
•Johnson & Johnson, Inc. (since 2019)
•Accelerate Acquisition Corp. (2021-2022)
Other Non-U.S. Listed Public Company
Directorships Within the Past Five Years
•Saudi Arabian Oil Company (Aramco) (since 2020)
Alignment with MetLife’s Strategy and Key
Board Contributions
As former Global Chairman and CEO of EY, one of the
world’s largest professional services organizations,
Mr. Weinberger has demonstrated the capacity to lead
a large, complex organization through significant
transformation across multiple business lines,
geographies, and regulatory environments. His
experience setting and executing EY’s strategic vision
enables him to contribute meaningfully to the Board’s
oversight of the Company’s operations. Combined with
his career spanning advisory and professional
services, government, and law, this experience
enriches the Board’s oversight deliberations. During
his tenure at EY, Mr. Weinberger oversaw operations
in numerous countries and navigated varied
international business, economic, political, and
regulatory environments, equipping him to support the
Board as MetLife executes its global strategy.
Mr. Weinberger also expanded EY’s digital and
operational capabilities in cybersecurity, AI, and data
management. This direct experience with the
development and adoption of innovative technologies
further supports the Board as MetLife advances its
technology strategy. His leadership on EY’s highest
governing body and service on other publicly traded
company boards provide him with a broad perspective
on board-level oversight of technology and data
management considerations across industries.

Director Core Competencies
•CEO or Similar Executive
Leadership
•Corporate Governance / Public
Company Board
•Global Leadership / Perspective
•Technology
MetLife Board Committees
•Audit
•Compensation (Chair)
•Executive
•Governance and
Corporate Responsibility
Education
•B.A., Emory University
•M.B.A. and J.D., Case Western
Reserve University
•LL.M. in Taxation, Georgetown
University Law Center

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Information About the Board of Directors
Corporate Governance Framework
The Board recognizes the importance of a strong corporate governance framework as the foundation for effective oversight.
This framework provides the Board with the authority to oversee the Company’s business and affairs, monitor and evaluate management decision-making, promote a culture of integrity and ethical conduct, and hold management accountable.
Highlighted below are foundational documents that form the core of this framework.

Foundational Documents
•Certificate of Incorporation
•MetLife, Inc. By-Laws (By-Laws)
•Corporate Governance Guidelines
(Governance Guidelines)
•Board Committee Charters
•Directors’ Code of Business Ethics
•Code of Business Ethics
•Financial Management Code of
Business Ethics

•Insider Trading Policy
•Related Person Transactions Policy
•Performance-Based Compensation
Recoupment Policy
•Recoupment of Erroneously Awarded
Compensation under Dodd-Frank Wall Street
Reform and Consumer Protection Act Policy

The Board adopted the Governance Guidelines, which set forth the Board’s policies on a number of important governance-related matters, including:

Governance Guidelines
•Director independence requirements
•Director candidate identification
and qualifications
•Director resignation policy due to changes in
a Director’s principal occupation or primary
business association
•Director mandatory retirement age policy
•Majority voting standard in Director elections
•Director responsibilities for overseeing the
management of the Company’s business and
advising its executive officers
•Evaluation of potential conflicts due to
Director membership on other public
company boards or audit committees
•Director limitation on other public
company boards
•Compliance with Directors’ Code of
Business Ethics
•Election of Chairman of the Board
•Election of a Lead Director by the
Independent Directors if the Chairman of the
Board is not an Independent Director
•Duties of the Independent Chairman and
Lead Director

•Board leadership emergency
succession plan
•Board Committees, including
Committee leadership
•Annual review of management
succession plans for the Company’s CEO
and each of its other executive officers
•Director access to management and
outside advisors
•Director compensation and expenses
•Director share ownership guidelines
•Director orientation and continuing education
•Annual Board performance evaluation
•Biennial individual self- and peer-Director
performance evaluation
•Annual Governance Guidelines review
•Annual review of the Company’s financial
business plan
•Annual in-depth review, with executive
officers, of the Company’s strategic plans
and goals and significant business
challenges and opportunities

The Governance Guidelines and the By-Laws provide for a majority voting standard in uncontested Director elections. A printable version of the Governance Guidelines is available on MetLife’s website at www.metlife.com/about-us/corporate-
governance/ under “Related Links” “Corporate Governance Guidelines.”

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Board Composition
Board Leadership Structure
The Board believes that flexibility in its leadership structure best serves the Company and its shareholders. After considering the Company’s strategy and prevailing governance practices, the Board determined that continued separation of the roles of chief executive officer and chairman is the most effective structure at this time. This approach strengthens the Board’s independent oversight of MetLife management. The Board regularly discusses the Company’s leadership structure with shareholders during engagement meetings and considers feedback in its ongoing evaluation.
R. Glenn Hubbard has served as the Company’s independent Chairman of the Board since May 1, 2019, and was elected by the Board based on his leadership experience and expertise in economics, public policy, and regulatory matters.
Defined Duties of the Chairman
The Chairman’s duties and responsibilities focus on promoting corporate governance best practices and ensuring effective
Board oversight on behalf of the Company’s shareholders.

Board Governance and Leadership
•Presides over shareholder meetings, Board meetings, and executive sessions of Directors, with authority to call meetings of the Independent
Directors and special meetings of the Board
•Provides input on the composition of the Board and the membership and leadership of its committees
•Represents the Board as appropriate in communications with shareholders and other stakeholders
•Approves information sent to the Board for Board meetings and reviews information for Board committee meetings, as appropriate
Chairman of the Board R. Glenn Hubbard

Principal Standing Committee Chairs

Advisor to CEO
•Establishes a relationship of trust with the CEO, providing guidance and mentorship as appropriate
•Promotes and facilitates effective communication, and serves as a conduit between the Board, the CEO, and other members of management
•Sets the agenda for Board meetings and reviews agendas for Board committee meetings in coordination with the CEO
•Confers with the CEO on matters of importance that may require Board and/or Board committee action or oversight, ensuring the Board and Board committees focuses on key issues and tasks facing the Company
Laura J. Hay Audit

Mark A. Weinberger Compensation

Board Effectiveness and Succession Planning
•Approves Board meeting schedules and reviews the Board committees’
meeting schedules to ensure that there is sufficient time for discussion of all agenda items
•Provides guidance to the Board regarding the ongoing development of Directors
•On behalf of the Board, leads biennial individual self- and peer-Director evaluations, and provides one-on-one feedback to each Director
•Ensures the efficient and effective performance and functioning of the Board and Board committees
•Participates in the Compensation Committee’s annual performance evaluation of the CEO
•Oversees CEO and management succession planning with the Chair of the
Governance Committee
•Assists the Board, the Governance Committee, and management in promoting corporate governance best practices
William E. Kennard Finance and Risk
Jeh C. Johnson Governance
Carla A. Harris Investment
Independent Principal Standing Committees
Each of the Principal Standing Committees is composed entirely of Independent Directors and chaired by an Independent
Director (defined in “Independent Oversight of Management”) with demonstrated subject-matter expertise and strong leadership skills. Together, the independent Chairman of the Board, Principal Standing Committee Chairs, Independent
Directors, and the CEO (who, as a management Director, chairs the Executive Committee), support effective independent oversight of the Company and management.

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Independent Oversight of Management
Except for Michel A. Khalaf, the Company’s President and CEO, none of the Director nominees or the incumbent Directors not standing for re-election are officers of the
Company or of any entity in a consolidated group with the Company.
Annually and as necessary, the Board reviews the independence of
Non-Management Directors. The Board has affirmatively determined that each
Non-Management Director is an Independent Director, having no material relationship with the Company and satisfying the independence requirements under the New York Stock Exchange (NYSE), SEC regulations and other applicable law, including the categorical independence standards set forth in the Governance
Guidelines, as well as applicable financial literacy and committee-specific requirements. Accordingly, a majority of the Board is independent.
For more information, see “Director Independence” in the Governance Guidelines,
which is available on MetLife’s website at www.metlife.com/about-us/corporate-
governance/ under “Related Links” “Corporate Governance Guidelines.”
Independence

¢	12	Independent Directors — Non-Management Directors

¢	1	Non-Independent Director — Management Director

Independent Oversight of Outside Consultants
Independent Auditors and Other Advisors
The Audit Committee is solely and directly responsible for appointing (subject to shareholder ratification where appropriate), terminating, approving the fees and terms of engagement of, and overseeing the work of the Company's independent auditor engaged to prepare or issue an audit report. The Company’s independent auditor makes reports directly to the Audit
Committee and is accountable to the Committee.
The Audit Committee evaluates the independent auditor’s qualifications, performance, and independence, reviews and evaluates the lead partner on the independent auditor’s engagement, and presents its conclusions to the Board. The Audit
Committee also oversees regular rotation of the audit engagement team partners to the extent required by law.

To help ensure its objectivity and independence, the independent auditor:
•periodically, and at least annually, submits to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Company
•discusses with the Audit Committee any disclosed relationships or services that might impact the independent auditor’s objectivity and independence
•considers whether the non-audit services provided to the Company by the independent auditor is compatible with the maintenance of the auditor’s independence

For information on the Audit Committee’s oversight of the Company’s independent auditor, Deloitte & Touche LLP, see
Proposal 2 - Ratification of Appointment of Deloitte as the Company’s Independent Auditor for 2026.
The Audit Committee may engage independent counsel and other advisors to carry out its oversight responsibilities. The
Company must provide appropriate funding, as determined by the Audit Committee, for the compensation of such advisors, and for the Committee’s ordinary administrative expenses that are necessary or appropriate in carrying out its duties.
Compensation Consultant and Other Advisors
Compensation Committee
The Compensation Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel, or other advisors, whether or not independent. For advisors subject to the NYSE’s Corporate Governance Standards, the Compensation Committee considers all relevant independence factors required by the NYSE prior to retention. The
Compensation Committee is directly responsible for the appointment, compensation, and oversight of any advisor it retains.

2026 PROXY STATEMENT	27

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The Compensation Committee has retained Meridian Compensation Partners, LLC (Meridian) as its independent executive compensation consultant. Meridian provided information regarding its independence, its relationship with MetLife, and its conflict-avoidance policies, and the Compensation Committee determined that Meridian’s work did not raise any conflicts of interest. Consistent with the Governance Guidelines, Meridian provided no other services in 2025.
Meridian advises the Compensation Committee on competitive market compensation levels and practices, executive compensation design and implementation, and relevant regulatory, governance, and disclosure developments affecting
MetLife’s executive compensation programs.
Governance Committee
The Governance Committee may, in its sole discretion, retain consultants and advisors to assist with the review of
Non-Management Director compensation and benefits, and approve the related fees and other terms of retention. The
Governance Committee engaged Meridian to provide competitive market analysis of the compensation program for
Non-Management Directors. For additional information on the Governance Committee’s oversight of Meridian, see
Director Compensation in 2025 - Overview.

To help ensure its objectivity and independence, Meridian:
•reports directly to both Committees on executive and Non-Management Director compensation matters •meets with both Committees in executive sessions, without Company management present, as appropriate	•has direct access to both Committees’ chairs and members between meetings •provides no other services to the Company or its affiliates or subsidiaries

Search Firm Consultant and Other Advisors
The Governance Committee may, in its sole discretion, retain consultants and advisors to assist with identification of director candidates and other corporate governance matters, and, to help ensure independence and objectivity, has the sole authority to approve the fees and other terms of such retention. The Governance Committee retained Russell Reynolds Associates
(RRA), a consulting firm, to assist with identification of director candidates. For more information about the Governance
Committee’s oversight of RRA, see Recent Board Refreshment.
Other Independent Consultants and Advisors
The Finance and Risk Committee and Investment Committee each may, in their sole discretion, retain consultants and advisors to assist with their respective oversight responsibilities. To maintain independence and objectivity, the applicable committee approves all related fees and compensation paid to any such consultants and advisors.

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Director Succession and Nomination Process
The Governance Committee assists the Board in identifying and evaluating individuals qualified to become members of the
Board and for overseeing Director nominations and re-nominations.
1 Succession Planning
•The Board oversees the management of the Company’s business and advises its executive officers. To help ensure effective discharge of these duties, the Governance Committee’s succession planning process identifies and evaluates
Director candidates based on the Company’s current and long-term needs and the evolving needs of the Board.
•The Governance Committee discusses anticipated Director retirements in light of the Director Retirement Age Policy, which precludes Directors from standing for election after reaching age 72, allowing service until the annual meeting coincident with or immediately following their 72nd birthday. Director departures and retirements over a five year period are below:

Director Departures and Retirements - 5 Year Period
2023	0 Directors Retired
2024	2 Directors Retired
Gerald L. Hassell and Catherine R. Kinney each reached the age of 72. Pursuant to the Director Retirement Age Policy, their terms ended as of the 2024 Annual Meeting.
2025	2 Directors Retired and 1 Director Departed

Cheryl W. Grisé and Edward J. Kelly, III each reached the age of 72. Pursuant to the Director Retirement Age Policy, their terms ended as of the 2025 Annual Meeting. David L. Herzog did not stand for re-election, and his term ended effective May 1, 2025.

2026	2 Directors Scheduled to Retire
Carlos M. Gutierrez and Denise M. Morrison will each reach the age of 72. Pursuant to the Director Retirement Age Policy, their terms will end as of the 2026 Annual Meeting.
2027	0 Directors Scheduled to Retire
2 Assessment
•The Governance Committee regularly reviews the Board’s composition and identifies desired Director Competencies for future nominees based on the Director Retirement Age Policy and the Company’s business and strategy. The Governance
Committee develops relationships with qualified candidates to maintain a robust pipeline of prospective directors.
•In the past five years, over half of directors have joined the Board, strengthening expertise in asset management, technology, cybersecurity, global insurance regulation, and human capital management, as shown in the table below—while preserving institutional knowledge critical to overseeing a complex global insurer.

New Directors[1] - Past 5 Years		Board Committee Memberships
Feb. 2026	Daniel S. Glaser, 65	AC; CC; FRC
Operating Partner at Clayton, Dubilier & Rice, LLC
Feb. 2026	Michelle Seitz, 60	CC; GC; IC
Founder and CEO of MeydenVest Partners
May 2025	Christian S. Mumenthaler, Ph.D., 56	FRC; IC
Former Group CEO of Swiss Re AG
Feb. 2024	Laura J. Hay, 63	AC (Chair); EC; FRC
Former Partner and Global Head of Insurance at KPMG LLP
Feb. 2023	Jeh C. Johnson, 68	AC; EC; GC (Chair)
Former Partner and Co-Head of the Cybersecurity & Data Protection Practice Group at Paul, Weiss, Rifkind, Wharton & Garrison LLP
Apr. 2022	Carla A. Harris, 63	EC; GC; IC (Chair)
Senior Client Advisor at Morgan Stanley
1Age as of April 29, 2026 and rounded down to nearest year if less than one whole year.

Core Competency	Competency

2026 PROXY STATEMENT	29

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3 Identification & Consideration

Identify Director
Candidates
•The Governance Committee
may use candidate search
firms and may accept
recommendations of Board
members, officers,
and shareholders.
•To recommend a candidate for
election, shareholders must
provide the required notice and
information to the SVP &
Secretary (Corporate Secretary).
See How do I submit
shareholder proposals and
nominations for the 2027
annual meeting?

Screen Director
Candidates
•The Governance Committee
looks for candidates with
Board-adopted criteria
(see Section 4 below) who
can effectively oversee the
management of the Company’s
business and advise the
Company’s executive officers.
•The Governance Committee
considers a candidate’s ability
to enhance the Board’s
perspective and experience as
a whole.

Meet with Director
Candidates
•The Governance Committee
evaluates candidates based on
information candidates supply
and information obtained from
other sources, and makes no
distinctions based on how a
candidate is identified —
whether identified through a
search firm or recommended by
a Board member, an officer, or a
shareholder.
•Individual Board members
may conduct interviews
with candidates.

4 Governance Committee Evaluation & Recommendation
•The Governance Committee assesses candidates in light of Board-adopted criteria, including, but not limited to:
•Director Qualifications and Competencies (see Director Qualifications and Director Competencies); and
•the Board’s independence requirements (see Independent Oversight of Management).
5 Board Evaluation & Nomination
•The Board nominates candidates for election to the Board upon a recommendation from the Governance Committee.
6 Re-Nomination
•In determining whether to re-nominate a Director for election at the annual meeting, the Governance Committee reviews each Director, considering:
•Board-adopted criteria (see Section 4 above);
•Formal feedback provided through Board, Committee, and individual Director evaluations (see Board, Committee and
Director Evaluations), and informal feedback shared by Board members with the Chair on an ad hoc basis;
•Feedback from shareholders, including the support received at the annual meeting of shareholders;
•Attendance, participation, engagement, and effectiveness at Board and Committee meetings;
•Other board commitments (including board/committee leadership positions) and outside activities;
•Director age in light of the Director Retirement Age Policy;
•Collective composition of the Board; and
•Experience, qualifications, and skills contributing to the Board’s effectiveness.
Recent Board Refreshment
With a consulting firm’s support, the Governance Committee identified Daniel S. Glaser and Michelle Seitz as potential
Non-Management Directors. The consulting firm received the Board’s strategic goals and composition criteria and, though not required given the absence of a formal Board diversity policy, considered diversity (gender and racial and/or ethnic) when making its recommendations. The Governance Committee’s robust process for assessing the Board’s composition is reflected in the mix of skills, experiences, and backgrounds of each Director nominee. For additional information on the Board’s composition, see Director Nominee Experience Matrix.

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Board, Committee, and Director Evaluations
The Governance Committee is responsible for overseeing evaluations of the Board, its Committees, and each individual
Director, and establishing the procedures by which such evaluations are conducted. In addition to the formal evaluations, the
Independent Directors regularly meet in executive session, during which the Board’s performance and oversight responsibilities are frequently discussed.

	Board and Committee Evaluations	Individual Director Evaluations
TIMING	ANNUALLY	BIENNIALLY
August - September Review Questions
•The Corporate Secretary’s Office (the CSO)
reviews the detailed written questionnaire
used to administer the Board and Committee
evaluations to, among other things, ensure
that the Company keeps pace with evolving
evaluation trends
•The Governance Committee discusses
and approves the final form of such
questionnaire (the Questionnaire) at its
regular fall meeting

•Outside counsel assists the Chairman in
preparing interview questions for each
individual Director
•The scope and substance of the interview
questions may be updated to reflect
evolving best practices and corporate
governance developments

September - November Conduct Assessments	•Once approved, the Questionnaire is distributed to each Director for completion •Directors submit their completed Questionnaires, providing feedback on the performance of the Board and its Committees
•Outside counsel and the Chairman conduct
individual interviews with each Director
•During these interviews, Directors provide
candid feedback, including observations
regarding the individual contributions of
other Directors

November - December Report Results
•The CSO aggregates the Questionnaire
results into an anonymized report, which the
Corporate Secretary presents to the
Governance Committee and the Board at
their regular winter meeting
•The Governance Committee and the Board
discuss the report and the evaluation
process in executive sessions

•Outside counsel analyzes the interview
results and prepares a report organized by
Director and by topic, which is provided to
the Chairman
•Directors’ comments regarding the most
important issues facing the Board are
aggregated into a separate anonymized
report, which the Chairman discusses with
the Board and the Corporate Secretary

December - September Follow Through
•Any follow-ups, including changes in
practices or procedures, are considered and
implemented, as appropriate
•The Board considers topics recommended
by Directors for future Board and
Committee meetings

•Any follow-ups, including changes in
practices or procedures or targeted
coaching, are considered and implemented,
as appropriate
•The Chairman reviews the evaluation
process with the Board and the
Governance Committee

SOME TOPICS ADDRESSED ANNUALLY
•Board size and mix of knowledge, skills, and
experience
•Role and responsibilities of Directors and the
Independent Chairman
•Committee membership, structure, size, and
allocation of responsibilities
•Process for identifying, recruiting, and
selecting new directors
•Time allocated to Board and Committee
business and meeting materials quality
•Effective operation of the Board and
Committees and Director meeting prep
•Effectiveness of the executive sessions
•Director Retirement Age Policy and Stock
Ownership Guidelines

SOME TOPICS ADDRESSED BIENNIALLY
•Most important issues facing the Board
•Reflections on the Board collectively
•Self-reflections on the individual Director
•Constructive advice for other
individual Directors
•Process changes or suggestions
•Board and Committee refreshment

2026 PROXY STATEMENT	31

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Director Orientation
Within six months after a Director has been elected to the Board, the Director participates in an orientation program that includes presentations by the Company’s officers concerning the Company’s strategic plans, the operations of its significant business segments, its significant financial, accounting and risk management issues, and its key policies and practices.

In 2025, as part of Christian S. Mumenthaler’s orientation, presentations were made by the Company’s officers concerning the following:

•highlights about the portfolio, market, products,
strategy, performance, and opportunities of each
business segment—Group Benefits, RIS, Asia,
Latin America, EMEA, and MLH
•financial management, including governance,
priorities, overview, investor and analysts’
perspectives, strategic commitments, outlook,
capital management, corporate development,
and M&A
•investments portfolio, asset allocation, asset
management makeup, and asset performance
•global risk management, including risk
governance structure, risk management
framework, risk metrics, and risk culture
•global technology and operations (strategy,
priorities, and business outcomes), including
modernization, data and analytics, information
security, scaling, AI, data governance, service and
operations, and metrics

•global internal auditing, including strategy,
objectives, coverage areas, audit drivers and
methodology, and impact and trends
•human resources strategy (focus areas and
drivers), talent (strategy, development, initiatives,
and succession pipeline), employee engagement,
and culture
•executive compensation, including compensation
philosophy, governance, plans, performance
framework, peer practices, and current topics
•corporate affairs, including sustainability and
MetLife Foundation
•corporate and board governance
•government relations and legal affairs
•New Frontier strategy, global businesses portfolio
overview, and Next Gen Ventures
•MetLife’s global marketing and communications

In addition, when a Director is first appointed to a Principal Standing Committee or as Chair of a Principal Standing Committee,
the Director participates in orientation sessions specific to such Principal Standing Committee’s or Principal Standing
Committee Chair’s responsibilities.

Jeh C. Johnson Governance Committee Chair Rotation
As part of Secretary Johnson’s Governance Committee Chair orientation in 2026, he participated in preparatory meetings with Company officers. He also shadowed and discussed the role of the Chair with the outgoing Chair.

William E. Kennard Compensation Committee Member Rotation
As part of Ambassador Kennard’s Compensation Committee member orientation in 2025, a presentation was made by the Company’s officers regarding the Committee’s oversight responsibilities and annual schedule of activities, as well as the Company’s compensation philosophy, strategic refresh, peer groups, competitive practices, and shareholder engagement.

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Continuing Director Education
On an ongoing basis, Directors are provided with continuing education on matters relevant to the Company and its business, including presentations from management and outside experts on the Company’s businesses, strategic priorities and opportunities, information security including legal and regulatory update, data and analytics, AI, cyber resilience, executive compensation trends and regulatory developments, shareholder proposal trends, reinsurance, economic and market outlook, private credit, foreign exchange hedge strategy, infrastructure, private equity, political considerations, investor perspective, and sustainability. Other educational and reference materials on executive compensation and pay disclosure, board composition and refreshment, corporate governance and board oversight, cybersecurity and data privacy, AI and technology, shareholder activism, shareholder engagement, geopolitical risk, corporate strategy, risk management, board and management succession planning, regulatory and policy developments, and sustainability and environmental regulations, among other topics, are regularly distributed to Directors and maintained in an electronic library available for their review.
In addition, the Company encourages Directors to participate in third-party continuing education programs that assist in enhancing their skills and competencies and that are appropriate to their responsibilities as members of the Board and the committees on which they serve. The Company reimburses Directors for the reasonable costs they incur in connection with such programs.
Other Board Commitments
The Governance Guidelines encourage Directors to limit the number of other public company boards on which they serve
(excluding MetLife and its affiliates). To support the assessment of potential conflicts, Directors are required to notify the Chair of the Governance Committee and the Chairman of the Board before accepting membership on other boards of directors or any audit committee or other significant committee assignment on any other public company board of directors. Except as otherwise provided, the Board-established service limits are as follows:

1	2	3

Public Company Board Limit
for Certain Directors[1]
•Directors who serve as the CEO,
executive chair or named executive
officer of a public company may not
serve on the board of more than 1
additional public company.

Audit Committee Limit for
Certain Directors[1,2]
•Directors who serve on the Audit
Committee may not serve on more
than 2 other audit committees at
companies that are registered with
the SEC under Section 12(b) or
12(g) of the Exchange Act and
subject to the reporting obligations
of the Exchange Act.
Public Company Board Limit for All Other Directors[1] •All other Directors may not serve on the boards of more than 3 additional public companies.
1Excludes service on the Board of MetLife and its affiliates.
2The Board may evaluate an individual Director’s circumstances and determine that such simultaneous service would not impair the ability of any such Director to serve effectively on the Audit Committee.
In addition, as part of the annual independence review, the Governance Committee and Board evaluate the affiliations and public company board commitments of each Non-Management Director to determine whether such affiliations and commitments could impair the Director’s independence or ability to serve on MetLife’s Board.
Changes to Principal Occupation or Primary Business Association
The Governance Guidelines require that each Director offer to resign from the Board upon a change of his or her principal occupation or primary business association. The Governance Committee is charged with evaluating the relevant facts and circumstances and providing a recommendation to the Board as to whether to accept the offer of resignation or request that such Director continue to serve on the Board. The Board then determines the appropriateness of the Director's continued
membership on the Board.

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Board’s Primary Role and Responsibilities
The Board is responsible for overseeing the management of the Company’s business and advising the Company’s executive officers, who conduct the Company’s business and affairs. In performing their oversight responsibility, Directors apply their business judgment to ensure that the Company’s executive officers manage in the best long-term interests of the Company and its shareholders. The Board’s oversight includes, but is not limited to, the following areas:

Strategy and Business	Reviewing, discussing, and approving the Company’s business plans, strategic plans and goals, and discussing the Company’s performance and strategic opportunities

Management Succession Planning	Overseeing the process for review of the proposed succession for the Company’s CEO and other executive officers

Risk	Overseeing the Company’s enterprise risks to evaluate whether the business is being properly managed

Corporate Governance	Corporate governance, including Board composition and succession planning

Cybersecurity	Overseeing the Company’s information security program and responsible AI governance and risk management framework

Sustainability	Overseeing the development and execution of the Company’s sustainability strategy, including management’s assessment and handling of various sustainability risks, opportunities, and priorities
Strategy and Business Oversight
The Board oversees the development and execution of the Company’s strategic and financial business plans. Each year, the
Board reviews these plans with senior executives, discussing goals, business challenges, and opportunities. Throughout the year, the Board reviews the Company’s progress against plans.
During an annual day-long strategy session with Directors, senior executives and external consultants (as warranted), the
Company’s performance and strategic opportunities by business segment and by geographic market are reviewed and industry trends, macro-forces, and regulatory landscape are discussed. The commitments that comprise the Company’s financial, operational and strategic objectives are included in management’s goals, to which the Board holds executives accountable.
Directors also have opportunities to assess company culture, strategic alignment, and employee sentiment through meetings and informal interactions with management.
Management Succession Planning Oversight
The Board believes that an adequate process for its review of succession plans for the Company’s CEO and other executive officers is critical to successful leadership transitions. The Board, in coordination with the Governance Committee, periodically reviews the skills and experience of the Company’s senior leaders who may be candidates for more senior executive positions, informed by Directors’ regular interactions with these leaders during Board business. See "Senior Leadership Participation" on page 37 in Board and Committee Meetings and "Senior Leadership Participation in 2025 Committee Meetings" on pages 40 to
44 in Board Committees. In addition, the Board oversees executive succession planning and, upon recommendation of the
Compensation Committee, approves officer appointments at the senior vice president level and above to help ensure a strong leadership pipeline.
Risk Oversight
MetLife manages risk through an integrated process supported by a risk appetite statement approved by the Board. Risk management is overseen and conducted by the full Board, its Principal Standing Committees, and senior management risk committees at the enterprise, regional and local levels, as needed. Senior management risk committees are comprised of senior leaders from the Company’s lines of business and corporate functions to ensure comprehensive coverage and sharing of risk reporting. The risk committee structure provides a consolidated, enterprise-wide assessment and management of risk.

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Role of the Board and Board Committees

Board of Directors
Each Principal Standing Committee assists the Board with its oversight of risk, consists entirely of Independent Directors, and provides regular reports to the full Board regarding matters reviewed at such Committee meetings.

Audit Committee
•reviews and discusses with management the Company’s
guidelines and policies with respect to the process by which the
Company undertakes risk assessment and risk management
•reviews with management the adequacy and effectiveness of
the Company’s policies and internal controls regarding
information security and cybersecurity
•reviews with management the Company’s financial condition
•reviews with management, the Chief Auditor and the
independent auditor any correspondence with regulators or
governmental agencies and any complaints or published
reports that are brought to the Committee’s attention that raise material issues regarding the Company’s financial statements or accounting policies
•receives reports from the CLO concerning significant legal and regulatory matters
•receives reports from the CRO regarding the Company’s top
compliance risks and compliance risk management
related activities

Finance and Risk Committee
•reviews policies, practices and procedures regarding risk
assessment and management
•reviews reports from the CRO and other members of
management about the steps taken to measure, monitor and
manage risk exposures in the enterprise
•reviews benchmarks and target metrics related to financial and risk topics and monitors performance against such benchmarks and targets
•reviews the Company’s top compliance risks and compliance
risk management-related activities
•reviews reports on selected risk topics as the Committee or management deems appropriate from time to time
•reviews and approves the annual compliance plan
•coordinates, through the Committee Chair, with the CRO and
with other members of management, and with the Chairs of the other Committees, to help ensure that the Finance and Risk
Committee receives the information necessary to fulfill its
duties and responsibilities with respect to risk assessment
oversight and management policies, practices and procedures

Compensation Committee
•oversees management’s efforts to ensure that the Company’s
compensation programs do not encourage excessive or
inappropriate risk-taking
•coordinates execution of its responsibilities relating to risk with the members of the Finance and Risk, Governance, and Audit
Committees, who also serve on the Compensation Committee

Governance Committee
•reviews the Company’s policies and positions regarding
sustainability matters of significance to the Company, its
communities, shareholders, and employees disclosed in the
Company’s annual sustainability report
•oversees the Company’s efforts to manage its reputation
and culture

Investment Committee
•oversees, in coordination with the Finance and Risk Committee, the management and mitigation of risks associated with the Company’s investment portfolio, including credit risk, portfolio allocation and concentration risk, derivatives risk, and counterparty risk associated with such portfolios

Role of Management
While the Board and its Principal Standing Committees oversee risk management, the Company’s senior management is responsible for identifying, assessing, addressing and mitigating risk on a day-to-day basis and regularly reports to the Board and its Committees on risk topics. To support the Board’s effective execution of its oversight role, MetLife operates under the “Three Lines of Defense” model
(described below), where each employee has a role to play in risk management under the Company’s risk and control framework.

Lines of Defense

1st Line	Lines of business and corporate functions identify, measure, monitor, manage, and report risk.

2nd Line
Independent from the lines of business and corporate functions and the Company’s internal audit function (Internal Audit), a centralized Global Risk Management (GRM) department provides strategic advisory services and effective challenge and oversight to the business and corporate functions in the first line of defense. GRM, led by the CRO who reports directly to the
CEO and is responsible for maintaining and communicating the Company’s enterprise risk policies, coordinates across all risk committees to ensure that all material risks are properly identified, measured, monitored, managed, and reported across the Company. GRM considers and monitors a full range of risks relating to the Company’s solvency, liquidity, earnings, business operations and reputation. The CRO provides reports regularly to the Finance and Risk and Compensation
Committees and to senior management committees focused on financial and non-financial risks. The CRO also provides reports to the Audit Committee.

3rd Line	Internal Audit provides independent assurance and testing over the risk and control environment and related processes and controls.

2026 PROXY STATEMENT	35

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Corporate Governance Oversight
The Board is responsible for overseeing the Company’s corporate governance. This oversight responsibility includes nominating directors, Committee appointments, and determinations regarding the composition of the Board to ensure that the
Board collectively possesses the skills, talent, experience, and expertise necessary to oversee the management of the
Company’s business and advise the Company’s executive officers. For information regarding the Board’s corporate governance practices, composition, leadership structure, succession planning and nomination processes, and oversight responsibilities, see Corporate Governance Framework and Board Composition.
Cybersecurity Oversight
The Board oversees the Company’s information security program that management has instituted to maintain controls for the systems, applications, and databases of the Company and of its third-party service providers. MetLife’s Chief Information
Security Officer (CISO) manages the program, collaborating with the lines of business and corporate functions. The CISO and the Head of GTO present updates to the Audit Committee quarterly and, as necessary, to the full Board. These regular reports include updates on the Company’s performance preparing for, preventing, detecting, responding to and recovering from cybersecurity incidents. The Audit Committee also reviews with management, as necessary, but at least annually, the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity.
Additionally, the CISO periodically and on an event-driven basis informs and updates the Board about information security incidents and the related risks posed to the Company. The Company’s program is periodically evaluated by external experts, and the results of those reviews are reported to the Board. The program is subject to MetLife’s risk management framework and operates under the “Three Lines of Defense” model MetLife uses.
The primary goal of the information security program is to protect the confidentiality, integrity and availability of data MetLife owns or possesses, as well as its technology assets, through physical, technical, and administrative safeguards. This includes controls and procedures across business units and at the enterprise level for monitoring, detecting, reporting, containing, managing, and remediating cyber threats. The program aims to prevent data exfiltration, manipulation, and destruction, as well as system and transactional disruption. The program’s threat-centric and risk-based approach for securing the MetLife environment takes into consideration applicable guidelines from the cybersecurity framework developed by the U.S.
Government’s National Institute of Standards and Technology along with the sensitivity of the systems and the potential severity of the associated risks to MetLife and its relevant lines of business. For further discussion of MetLife’s cybersecurity management, strategy, and governance, see “Item 1C. Cybersecurity” of the 2025 Form 10-K.
During the year ended December 31, 2025, the Company did not identify risks from cybersecurity threats, including as a result of any previous cybersecurity incidents, that have materially affected or are reasonably likely to materially affect MetLife. For further discussion of MetLife’s risks related to cybersecurity, see “Item 1A. Risk Factors” of the 2025 Form 10-K.

Key Features of the Information Security Program

•A cybersecurity incident response team under the CISO’s
direction, which is responsible for monitoring and responding to threats, vulnerabilities, and incidents
•An incident response plan that is managed by the CISO and
the Chief Privacy Officer and tested through cross-functional annual exercises in various geographical regions of the
Company, many of which include participation from senior
executives and the Board
•Information security policies and procedures that are reviewed at least annually and updated to reflect applicable changes in law, technology, practice and emerging threats
•Regular network and application testing and surveillance
•Periodic review of threats, vulnerabilities and other
cybersecurity risks, internal and external

•Risk mitigation strategies, including annual internal and
third-party risk assessments, as well as cybersecurity and
privacy liability insurance intended to defray costs associated with an information security breach
•Vendor management procedures designed to identify and
address potential risks associated with the use of third-party service providers
•Employee training programs on information security, data
security, and cybersecurity practices and protection of data against cyber threats, at least annually
•A cross-functional approach to addressing cybersecurity risk, with participation from GTO, Risk, Compliance, Legal, Privacy and Internal Audit functions

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Sustainability Oversight
Role of the Board and Board Committees
The Board oversees the Company’s sustainability strategy and execution, including the assessment and management of various sustainability opportunities, priorities, and risks. Through its Principal Standing Committees, the Board provides focused oversight over the sustainability matters indicated in the table below, ensuring effective governance across MetLife’s business, operations, and policies.

Audit Committee
•Controls and procedures related to material financial information and non-financial data in the
Company’s disclosures
•Information security and cybersecurity policies and internal controls
•Guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management
•Periodic review of the MetLife Code of Business Ethics

Compensation Committee
•Ensure that the Company’s compensation programs do not encourage excessive or inappropriate risk-taking
•Assess Company and executive performance, including financial, operational, strategic, talent and culture objectives that enable the New Frontier strategy, and align pay outcomes
•Govern compensation recoupment policies

Finance and Risk Committee	•Assessment and management of material risks

Governance Committee
•Ensure adequate process for review of proposed succession plans for the Company’s CEO and other executive officers
•Corporate governance matters
•MetLife Foundation strategies and initiatives
•Impact investment program in which loans and other investments are made to support affordable housing, community, business and economic development, and health care services for low- and moderate-income communities
•Policies and positions regarding sustainability matters of significance to the Company, its communities, shareholders, and employees disclosed in the Company’s annual Sustainability
Report, in coordination with other committees
•Review reports on the Company’s political contributions, lobbying efforts, and political action committees’ activities
•Efforts to manage the Company’s reputation and culture

Investment Committee
•Investment activities of the Company and the enterprise
•Management and mitigation of risks associated with investment portfolios of the Company and the enterprise in coordination with the Finance and Risk Committee

Learn More about Sustainability at MetLife
Please visit www.metlife.com/sustainability/ to learn more about MetLife’s sustainability efforts and to access MetLife’s annual
Sustainability Report and other sustainability-related reports. These reports and any other information from the MetLife website are not a part of or incorporated by reference into this Proxy Statement.

2026 PROXY STATEMENT	37

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Board and Committee Meetings
Directors are expected to attend the annual meeting of shareholders of the Company and all meetings of the Board and the
Committees on which they serve. Directors are also expected to spend the time needed and meet as frequently as necessary to properly discharge their oversight responsibilities. Each of the current Directors who served during 2025 attended more than
75% of the meetings of the Board and the Committees on which such Director served while such Director was a member.
During 2025, attendance at regular Board meetings and regular Committee meetings was at least 98% and 100%, respectively, for all applicable Directors. All of the Directors serving at the time of MetLife’s 2025 annual meeting of shareholders attended the meeting.
Key Statistics for 2025

5	5	6	32

Regular Board
Meetings
•The Board and
Company’s senior
leaders also engaged in
an in-depth, full-day
review of the Company’s
strategic plans and goals
and the Company’s
significant business
challenges and
opportunities.

Independent
Chairman of the
Board-Led
Executive
Sessions
•Non-Management
Directors met in
executive session without
management present at
regularly scheduled
Board meetings
throughout the year.
•All Directors met in
executive session at
regularly scheduled
Board meetings
throughout the year.

Standing Board
Committees
•Audit*
•Compensation*
•Executive
•Finance and Risk*
•Governance and
Corporate
Responsibility*
•Investment*
*   Committee was chaired
by and consisted entirely
of Independent Directors.

Principal Standing
Committee
Meetings
•Principal Standing
Committees met prior to
and in conjunction with
regularly scheduled
Board meetings.
Additional meetings were
held as needed.
•Committee Chairs
provided regular reports
to the full Board
regarding Committee
activities, discussions,
actions and
recommendations.

The independent Chairman of the Board reviews the agendas with senior leadership prior to approving them for use at Board and Committee meetings. Committee Chairs similarly review Committee agendas and materials with senior leadership prior to approving them for use at Committee meetings and distribution to Committee members. Directors may identify matters for
Board and Committee discussion by requesting topics be included on the agendas and, at meetings, raise additional topics for discussion.

Senior Leadership Participation	Other senior leaders also participated in Board meetings in 2025 as topics warrant, including:
Members of the ELT regularly participated in Board meetings in 2025, including:

•the President and CEO;
•EVP, CFO, and Head of MIM;
•EVP, CRO, and Head of MII;
•EVP, CLO, and Head of Government Relations;
•EVP and CHRO;
•EVP and Head of GTO;
•EVP, Chief Marketing and Communications Officer; and
•Regional Presidents.
•EVP and Treasurer, Head of Investor Relations; •EVP, Corporate Development and M&A; •EVP and CISO; and •SVP, Chief Data and Analytics Officer.

Senior leaders regularly attended and participated in Principal Standing Committee meetings. For additional information, please see pages 40 to 44.

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Board Committees
To assist the Board with its responsibility to oversee the management of the Company and to allow for a greater depth of discussion, the Board has established and delegated authority to the following Principal Standing Committees: Audit,
Compensation, Finance and Risk, Governance, and Investment. The Board has also established one additional standing
Committee, the Executive Committee, which acts only in limited circumstances. The role, qualifications and appointment, membership, authority and responsibilities, and other information of each standing Committee are defined in its respective charter, as summarized on pages 40 to 44. The Board may establish other Committees from time to time to address specific issues, and each Principal Standing Committee may form subcommittees and delegate specified duties and responsibilities to one or more of its members.

Oversight
•Each year, as part of its
governance oversight, the
Governance Committee reviews
each Committee charter to
assess the proper allocation of
responsibilities among the
Committees, the need for new
oversight roles, the effectiveness
of Committee structures, and any
recommended changes for Board
review and approval.

Multiple Layers
of Review
•In preparation for the Governance
Committee’s review, each
Principal Standing Committee
discusses and may suggest
changes to its own charter.
•Each individual Director may
provide feedback to the
Governance Committee and the
Board on Committee activities
required under the applicable
Committee charter as part of the
concurrent annual Board and
Committees evaluation process.

More Information
•The charters for the Audit,
Compensation, and Governance
Committees incorporate the
requirements of the SEC and the
NYSE, to the extent applicable.
•Current, printable versions of
these three charters are available
on MetLife’s website at
www.metlife.com/about-us/
corporate-governance/ under
“Related Links”.

Participation: Outside Consultants and Advisors
Each Principal Standing Committee has authority under its respective charter to retain outside consultants and advisors. In
2025, certain Board and Committee meetings were attended by independent auditors, independent compensation consultants and advisors, search firm consultants, cybersecurity consultants, and an investment professional. See Independent Oversight of Outside Consultants and Board’s Primary Role and Responsibilities for additional information.
Committee Composition: Leadership and Membership
The Governance Committee reviews the composition and structure of the Board Committees annually and as needed to ensure alignment with the Company’s business and strategy. In making recommendations regarding Committee membership and Chair appointments, the Governance Committee considers the competencies of each Director and feedback received as part of the Board, Committees, and individual Director evaluation processes. The Governance Committee also reviews
Committee membership and Chair rotations and, as appropriate, recommends changes to the Board to balance Director perspectives, experiences, and skills, which is critical to effective Board oversight, and take into account retirements and appointments.

2026 PROXY STATEMENT	39

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The two matrices below summarize the membership of each Principal Standing Committee of the Board. The Principal
Standing Board Committee Composition matrix includes all Director nominees and the two Directors not standing for re-election at the Annual Meeting but served on the Board throughout 2025. The Director Nominee Principal Standing
Committee Member Competencies matrix includes only Director nominees.

Principal Standing Committee Composition
	Audit	Compensation	Finance and Risk	Governance and Corporate Responsibility	Investment
Daniel S. Glaser[1]
Carlos M. Gutierrez[2]
Carla A. Harris					[5]
Laura J. Hay	[5]
R. Glenn Hubbard, Ph.D.[3]
Jeh C. Johnson				[7]
William E. Kennard		[6]	[5]
Michel A. Khalaf
Diana L. McKenzie
Denise M. Morrison[2]				[8]
Christian S. Mumenthaler, Ph.D.[4]
Michelle Seitz[1]
Mark A. Weinberger		[5]
# of Committee Members	5	6	6	6	7

Independent	Non-Independent	Audit Committee Financial Expert	Chair	Member
1Elected to the Board and appointed to the committees indicated effective
February 24, 2026.
2Not standing for re-election. Pursuant to the Director Retirement Age
Policy, term will end as of the Annual Meeting.
3Independent Chairman of the Board since May 1, 2019.
4Elected to the Board on February 25, 2025, effective May 1, 2025.
Appointed to the committees indicated effective May 1, 2025.
5Committee chair effective January 1, 2025.
6Appointed to committee effective April 22, 2025.
7Rotated from committee member to committee chair effective
February 24, 2026.
8Rotated from committee chair to committee member effective
February 24, 2026.

Director Nominee Principal Standing Committee Member Competencies
	Audit	Compensation	Finance and Risk	Governance and Corporate Responsibility	Investment
CEO or Similar Executive Leadership
Corporate Governance / Public Company Board
Insurance / Financial Services
Global Leadership / Perspective
Regulatory / Government
Investments
Financial Expertise / CFO / Audit
Risk Management
Consumer Insight / Analytics
Technology
Sustainability
Human Capital Management

Competency held by three or more committee members	Competency held by two committee members

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Audit Committee
Role and Key Responsibilities:
•oversees the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements;
•oversees the adequacy of the Company’s internal control over financial reporting;
•oversees the integrity of the Company's consolidated financial statements;
•oversees the qualifications and independence of the Company's independent auditor;
•oversees the appointment, retention and performance of the Company's independent auditor and the performance of the internal audit function; and
•oversees the Company’s compliance with legal and regulatory requirements that apply to matters within the scope of the Committee’s responsibilities.
In performing its oversight responsibilities, the Audit Committee reviews and discusses with management, the Chief Auditor, and the independent auditor significant issues regarding accounting and auditing principles and practices and financial statement presentations. These matters may include critical accounting policies and estimates, significant changes in the Company’s selection or application of accounting principles, and significant issues as to the adequacy of the Company’s internal control over financial reporting. The Audit Committee also reviews and discusses with the independent auditor existing, new or changing critical audit matters, and the Company’s practices with respect to non-GAAP financial information. The Audit Committee discusses with management the Company’s practices regarding earnings press releases and related disclosures.
The Audit Committee annually discusses with management the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management, and reviews with management, as necessary, but at least annually, the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity.

Chair

Laura J. Hay (Chair since January 2025)
Members

Daniel S. Glaser (since February 2026)	Jeh C. Johnson

Diana L. McKenzie	Mark A. Weinberger

Independent Directors: 5 Financially Literate Directors: 5 Audit Committee Financial Experts: Laura J. Hay Mark A. Weinberger Meetings held in 2025: 9
Delegation to Subcommittees
Under its charter, the Audit Committee may delegate to a subcommittee consisting of one or more Directors any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law, regulation, or the NYSE Corporate Governance Standards.
Senior Leadership Participation in 2025 Committee Meetings
The President and CEO; EVP, CFO, and Head of MIM; EVP and Chief Accounting Officer
(CAO); EVP, CLO, and Head of Government Relations; EVP and Chief Auditor; EVP,
CRO, and Head of MII; and VP Internal Audit - Global Finance, participate in meetings.
Other senior leaders, including the EVP and Treasurer, Head of Investor Relations; EVP
and Head of GTO; EVP and Chief Actuary; SVP, CISO; SVP and Controller, U.S.; SVP,
Head of Corporate Financial Planning and Analysis and Technical Accounting Group; and
VP, Cybersecurity, are present when appropriate. Executive sessions of the Audit
Committee, in which the Audit Committee meets privately with the independent auditor and the Chief Auditor, are held at all regular meetings.

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Compensation Committee
Role and Key Responsibilities:
•oversees the development and administration of the Company’s compensation and benefits programs, including equity-based incentives programs, for executives and other employees;
•reviews and approves the corporate goals and objectives relevant to the CEO’s Total
Compensation, evaluates the CEO’s performance in light of such goals and objectives, and recommends, for approval by the Independent Directors of the
Board, the CEO’s Total Compensation level and other elements of compensation, as appropriate, based on such evaluation;
•reviews, and recommends for approval by the Board, the Total Compensation and other elements of compensation, as appropriate, of each person who is an
“executive officer” (other than the CEO) of the Company under the Exchange Act, and related regulations, and an “officer” of the Company under Section 16 of the
Exchange Act, and related regulations;
•reviews and approves, or recommends for Board approval, changes to the
Company’s compensation programs and plans and the Company’s policies regarding perquisites and other personal benefits provided to executive officers based on various inputs as it may deem appropriate, including the review of the results of any advisory shareholder votes on executive compensation;
•reviews the competitiveness of the Company’s compensation programs;
•oversees management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk-taking;
•reviews the Company’s recoupment policies, amends the policies as it deems appropriate, and oversees their application;
•appoints Company officers at the VP level and below and makes recommendations to the Board about the election or appointment of Company officers at the SVP level and above; and
•reviews and discusses with management the Compensation Discussion and Analysis to be included in the Company’s proxy statement (and incorporated by reference in the Company’s Annual Report on Form 10-K), and, based on this review and discussion, (1) recommends to the Board whether the Compensation Discussion and
Analysis should be included in the proxy statement, and (2) oversees preparation of and issues, in accordance with applicable SEC rules and regulations, the
Compensation Committee Report for inclusion in the Company’s proxy statement.

Chair

Mark A. Weinberger (Chair since January 2025)
Members

Daniel S. Glaser (since February 2026)	William E. Kennard (since April 2025)

Diana L. McKenzie	Michelle Seitz (since February 2026)
Independent Directors: 5 Also Includes One Independent Director Not Standing for Re-election at 2026 Annual Meeting: •Denise M. Morrison Meetings held in 2025: 6

Delegation to Subcommittees
Under its charter, the Compensation Committee may delegate to a subcommittee consisting of one or more Directors or to the CEO or other Company officers any portion of its duties and responsibilities, if it believes such delegation is in the Company's best interests and the delegation is not prohibited by law, regulation or the NYSE Corporate
Governance Standards.
Senior Leadership Participation in 2025 Committee Meetings
The President and CEO; EVP and CHRO; SVP, Global Compensation & Benefits; and
SVP, Executive and Global Compensation, participate in meetings. Other senior leaders, including the EVP, CFO, and Head of MIM; EVP, CRO and Head of MII; and EVP and
CAO, are present when appropriate. Executive sessions of the Compensation Committee are held at all regular meetings.

Compensation Committee Interlocks and Insider Participation
No Compensation Committee member has ever been an officer or employee of the Company or any of its subsidiaries.
During 2025, no MetLife executive officer served as a Director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity where one of the executive officers of that other entity is or has been a Director or a member of the Compensation Committee.

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Finance and Risk Committee
Role and Key Responsibilities:
•oversees the Company’s financial policies and strategies;
•reviews the Company’s key financial and business metrics;
•oversees the Company’s capital structure, plans and policies, including capital adequacy, dividend policies and share repurchases;
•oversees the Company’s proposals on certain capital actions and other financial matters;
•reviews and monitors all aspects of the Company’s capital and liquidity plans, actions, policies (including the guiding principles used to evaluate all proposed capital actions), targets and structure (including monitoring of capital and liquidity adequacy and of compliance with the Company’s capital and liquidity plans);
•reviews proposals and reports concerning and, within the scope of the authority delegated to it by the Board, makes recommendations to the Board regarding, or provides approvals of, certain capital actions and other financial matters, consistent with the Company’s capital and liquidity plans and applicable law;
•oversees the Company’s assessment and management of material risks;
•oversees the Company’s compliance responsibilities and activities;
•in coordination with the Compensation Committee, oversees the appointment, retention, and performance of the CRO; and
•reviews and recommends the Company’s financial business plan for Board approval.

Chair

William E. Kennard (Chair since January 2025)
Members

Daniel S. Glaser (since February 2026)	Laura J. Hay

Diana L. McKenzie	Christian S. Mumenthaler (since May 2025)

Delegation to Subcommittees
Under its charter, the Finance and Risk Committee may delegate to a subcommittee consisting of one or more Directors any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law or regulation.
Senior Leadership Participation in 2025 Committee Meetings
The President and CEO; EVP, CFO, and Head of MIM; EVP, CRO, and Head of MII;
EVP and Treasurer, Head of Investor Relations; EVP, CLO, and Head of Government
Relations; EVP and Chief Auditor; and EVP, Corporate Development and M&A
participate in meetings. Other senior leaders, including the Regional President, U.S.
Business, and Head of MLH; EVP, RIS; EVP, Chief Compliance Officer; and SVP, Head
of Corporate Financial Planning and Analysis and Technical Accounting Group, are
present when appropriate. Executive sessions of the Finance and Risk Committee, in which the Finance and Risk Committee meets privately with the EVP, CRO, and Head of
MII are held at all regular meetings.

Independent Directors: 5 Also Includes One Independent Director Not Standing for Re-election at 2026 Annual Meeting: •Carlos M. Gutierrez Meetings held in 2025: 6

2026 PROXY STATEMENT	43

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Governance and Corporate Responsibility Committee
Role and Key Responsibilities:
•recommends to the Board (i) criteria for selecting qualified candidates for election to the Company’s Board and (ii) policies and procedures regarding consideration of
Director candidates recommended by shareholders;
•leads the search for and identifies individuals qualified to become members of the
Board, consistent with the Board’s established criteria and considering potential
Director candidates recommended by the Company’s management and shareholders in the same manner as nominees identified by the Committee;
•proposes candidates to be nominated for election as Directors at annual or special meetings of shareholders and for election by the Board to fill any Board vacancies;
•assesses, and advises the Board with respect to, the experiences, qualifications, attributes and skills of each Director candidate that the Board should consider in concluding whether the person should be nominated (or re-nominated) to serve as a Director;
•for each Board committee, recommends to the Board Directors for appointment as members, including Directors to serve as the committee chair, or fill vacancies as needed;
•makes a recommendation to the Board regarding the independent Chairman of the
Board and Lead Director, as applicable;
•annually reviews the compensation of Non-Management Directors and recommends changes to the non-management members of the Board;
•annually reviews the Guidelines and recommends changes to the Board;
•annually reviews each Board committee charter in coordination with each such committee and recommends changes to the Board;
•reviews, approves or ratifies all related person transactions in accordance with the
Company’s policy;
•periodically reviews the size of the Board and its leadership structure and makes recommendations to the Board regarding any appropriate changes;
•ensures adequate Board processes to review proposed succession plans for the
CEO and the Company’s other executive officers;
•oversees an annual evaluation of the Board and its committees and establishes the procedures by which the evaluations will be conducted;
•oversees the Company’s policies concerning its corporate citizenship programs;
•reviews the Company’s policies and positions regarding sustainability mattes of significance as disclosed in the Company’s annual sustainability report; and
•oversees the Company’s efforts to manage its reputation and culture.

Chair

Jeh C. Johnson (Chair since February 2026)
Members

Carla A. Harris	R. Glenn Hubbard

Michelle Seitz (since February 2026)	Mark A. Weinberger

Independent Directors: 5 Also Includes One Independent Director Not Standing for Re-election at 2026 Annual Meeting: •Denise M. Morrison (Chair through February 2026) Meetings held in 2025: 5

Delegation to Subcommittees
Under its charter, the Governance Committee may delegate to a subcommittee consisting of one or more Directors any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards.
Senior Leadership Participation in 2025 Committee Meetings
The President and CEO; EVP and CHRO; and Corporate Secretary, participate in meetings. Other senior leaders, including the Regional President, EMEA and Global
Sustainability and Chair of the MetLife Foundation; the VP, Corporate Givings and
Employee Volunteerism, and President of MetLife Foundation; and VP, Global
Sustainability, are present when appropriate. Executive sessions of the Governance
Committee are held at all regular meetings.

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Investment Committee
Role and Key Responsibilities:
•oversees the management of the investment activities of the Company and all of its direct and indirect subsidiaries (collectively, the enterprise);
•reviews management reports on the Company’s investment activities and performance and on the conformity of those activities to authorizations and guidelines; and
•in coordination with the Finance and Risk Committee, oversees the management and mitigation of risks associated with the Company’s and the enterprise’s investment portfolio.

Chair

Carla A. Harris (Chair since January 2025)

Delegation to Subcommittees
Under its charter, the Investment Committee may delegate to a subcommittee of one or more Directors any portion of its oversight responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law or regulation.
Senior Leadership Participation in 2025 Committee Meetings
The EVP, CRO, and Head of MII; EVP, Chief Investment Officer MII; EVP MIM; SVP,
Investments Finance; SVP, Chief Counsel - Investments; SVP and Chief Market
Strategist, participate in meetings. Other senior leaders, including the EVP, Global Real
Estate and Agriculture Investments; Managing Director, Private Capital; and Managing
Director, Debt Strategies, are present when appropriate.
Executive Sessions
Executive sessions of the Investment Committee are held at all regular meetings.

Members

R. Glenn Hubbard	William E. Kennard

Christian S. Mumenthaler (since May 2025)	Michelle Seitz (since February 2026)

Independent Directors: 5 Also Includes Two Independent Directors Not Standing for Re-election at 2026 Annual Meeting: •Carlos M. Gutierrez •Denise M. Morrison Meetings held in 2025: 5

Executive Committee

The Executive Committee is a standing committee of the Board composed of the President and CEO, who serves as
Chair, the Independent Chairman of the Board, and the Chair of each Principal Standing Committee. The Committee is authorized to act on behalf of the full Board when it is impractical to convene a meeting of the full Board, to the extent permitted by law. The Committee did not meet in 2025.

2026 PROXY STATEMENT	45

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Shareholder Engagement

42.7%[1]	20%[1]	8%[1]	✓

Investors and leading proxy advisory firms were invited to meet to discuss issues important to them for the 2026 proxy season.	Investors participated in such meetings.	The Independent Chairman of the Board led the discussion with one of the Company’s top institutional investors.	Many shareholders who declined to meet indicated that they had no concerns that merited discussion.
1Percentage of total shares outstanding as of December 31, 2025. Excludes shares held by the MetLife Policyholder Trust (PH Trust).
The engagement team consisted of: (i) the Independent Chairman of the Board; (ii) the Corporate Secretary; (iii) the SVP,
Executive and Global Compensation; (iv) the VP, Global Sustainability; (v) the VP, Investor Relations; and (vi) other members of management.

Topics Discussed and Feedback Incorporated

•MetLife’s New Frontier strategy
•Corporate governance including Board composition,
refreshment, and succession planning, and committee
chair and member rotation
•Annual Board and Committee evaluations
•Biennial individual Director evaluations
•Enhanced Director Competencies, new Committee
matrix, and outside Board commitments
•New Director and New Committee chair
orientation program

•Director continuing education
•Board oversight of risk
•Shareholder right to call a special meeting
and proxy access
•Executive compensation program review
•Goals and assessment of executive performance
•Sustainability strategy alignment to facilitate
business objectives
•Sustainability priorities and highlights

Shareholders did not express concerns regarding the Company’s sustainability strategy, executive compensation, Board composition or governance structure.

Engagement Cycle

January – April	April – June	June	June – December
Pre-Annual Meeting	Voting Period	Annual Meeting	Post-Annual Meeting
•Corporate Secretary discusses
shareholder proposal(s), if any,
with proponent(s); senior
management discusses same
with the Governance
Committee; Committee Chair
reports to the Board
•Senior management and
Directors (as necessary)
discuss issues of corporate
governance, compensation,
sustainability (among others)
with shareholders
•Corporate Secretary reports to
the Governance Committee on
shareholder engagement;
Committee Chair reports to
the Board

•Senior management
discusses recommendations
and ratings of proxy advisory
firms with the Governance
and Compensation
Committees; Committee
Chairs report to the Board
•Board makes shareholder
voting recommendations
to be included in
the Company’s
proxy statement
•Shareholders vote on ballot items and any other matters as may properly come before the meeting •Meeting provides shareholders with a forum for direct engagement with management and the Board
•Senior management
discusses voting results,
new topics of interest for
the upcoming year, and
shareholder proposal(s), if
any, with the Governance
and Compensation
Committees as appropriate;
Committee Chairs report to
the Board
•Senior management and
Directors (as necessary)
discuss issues of corporate
governance, compensation,
sustainability (among
others) with shareholders
and leading proxy
advisory firms

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Communications with the Company’s Directors
The Board has established procedures for shareholders to submit written communications to individual Directors or the Board as a whole. Separate procedures allow interested parties to submit written communications to Non-Management Directors. For matters involving accounting, internal accounting controls or auditing, interested parties may submit communications through the process established by the Audit Committee.
All written communications should be directed in care of the Corporate Secretary at MetLife, Inc., 200 Park Avenue, New York,
New York 10166, for forwarding to the appropriate recipient. The Corporate Secretary, in their discretion, may decline to forward materials considered to be inappropriate, including unsolicited advertisements, promotional materials, or conference invitations, or may route certain communications to a member of management.

Individual Directors or
Full Board
•Written communications from
security holders to individual
Directors or to the full Board of
Directors should state that the
communication is from a MetLife
security holder.
•The Corporate Secretary may
require reasonable evidence that
the communication or other
submission is, in fact, from a
MetLife security holder before
transmitting it to the individual
Director or to the full Board.

Non-Management
Directors
•Written communications from
interested parties to
Non-Management Directors should
specify that the communication is
for the attention of the MetLife, Inc.
Non-Management Directors.

Audit Committee
•Written communications from
interested parties to the Audit
Committee should specify that the
communication is for the attention of
the MetLife, Inc. Audit Committee.
•Interested parties may also transmit
a communication to the Audit
Committee by contacting the MetLife
Ethics & Fraud HelpLine by telephone
at 1-888-320-1671 or online at
www.metlifehelpline.ethicspoint.com.
Such individual must specify that the
communication is for the attention
of the MetLife, Inc. Audit Committee.
Anonymous communications will
be accepted.

Additional information is available on MetLife’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct/
by selecting the applicable FAQs.
Codes of Conduct1

Code of Business Ethics for Directors
•The Board adopted the Code of Business Ethics for Directors of MetLife, which is applicable to all Directors, including the CEO who is a member of the Board. The purpose of the code is to help Directors uphold the highest standards of business conduct, honesty and integrity to help foster an ethical culture of transparency and accountability.

Code of Business Ethics for Employees
•The Company adopted the MetLife Code of Business Ethics, which applies to all employees, including the CEO who is a member of the Board. The code is the foundation for MetLife’s values and represents the Company’s core beliefs for conducting business.

Code of Business Ethics for Financial Management
•The Company adopted the MetLife Financial Management Code of Business Ethics, a
“code of ethics” as defined under the rules of the SEC, that applies to the CEO, CFO, CAO, and all professionals in a finance, accounting, treasury, tax actuarial, audit or investor relations role in the MetLife enterprise.

1A current, printable version of the Code of Business Ethics for Directors of MetLife, the MetLife Code of Business Ethics, and the MetLife Financial
Management Code of Business Ethics is available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct/ by selecting “Codes of Conduct” under “Reports.”

2026 PROXY STATEMENT	47

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Procedures for Reviewing Related Person Transactions
The Company’s written Related Person Transaction Policy sets forth procedures for the review, approval, and ratification of any transaction, arrangement, or relationship (Transaction) with the Company which is currently proposed, has been in effect, or was completed at any time since the beginning of the last completed fiscal year in which the Company was, is, or will be a participant and the amount involved exceeds $120,000, and in which any Director, Director nominee, executive officer of the
Company, beneficial owner of more than 5% of any class of Company voting securities (Beneficial Owner) and/or any of their immediate family members (collectively, Related Persons) had, has or will have a direct or indirect material interest (Related
Person Transactions). Under the procedures, Directors, Director nominees, executive officers of the Company, and Beneficial
Owners are required to report any interest that such person or their immediate family member had, has, or will have in a potential Related Person Transaction in writing to the Corporate Secretary, who will notify the Chair of the Governance
Committee. The Governance Committee, upon review, approves or ratifies Related Person Transactions by vote of a majority of disinterested Directors. If the recusal of one or more Directors who are members of the Governance Committee results in fewer than two members of the Governance Committee being available to review a Related Person Transaction, the
Transaction will instead be reviewed by all independent disinterested Directors.
The Governance Committee (or all independent disinterested Directors, as applicable) will approve or ratify a Related Person
Transaction unless it determines, in its business judgment and based on the review of the available information, that such
Transaction is inconsistent with the interests of the Company and its stockholders, taking into account factors including: the business purpose of the Transaction and potential benefits to the Company, in light of alternatives available to the Company for attaining the Transaction’s purpose(s), including whether the Transaction involves the provision of goods or services that are available from unaffiliated third parties; the materiality of the Transaction to the Company, including its approximate dollar value and expected duration; whether the Transaction was proposed and considered in accordance with the Company’s ordinary business practices, and whether its terms are fair to the Company, at arm’s length and at least as favorable to the
Company as would be available in comparable transactions with or involving unaffiliated third parties; any required public disclosure; any impact on Director independence; whether the Transaction is consistent with applicable codes of conduct of the Company; and any other information regarding the Transaction or the Related Person’s interest in the Transaction that would be material to investors in light of the circumstances of the Transaction.
If a Transaction is reviewed and is not approved or ratified, the matter may be referred to legal counsel for review and consultation regarding possible further action, including, but not limited to, termination of the Transaction on a prospective basis, rescission of the Transaction, or modification of the Transaction in a manner that would allow it to be ratified or approved in accordance with the terms of the Related Person Transaction Policy.
Related Person Transactions
The Company routinely engages in arrangements, relationships, and other transactions with many other entities, including financial institutions and professional organizations. Some Related Persons may be affiliated with these entities. The Company carries out arrangements, relationships, and other transactions with these entities in the ordinary course of business and on terms that are substantially the same as those prevailing at the time for comparable transactions, and, in many instances, the relevant Related Persons may not have knowledge of them. To the Company’s knowledge, since January 1, 2025, there are no Related Person Transactions requiring disclosure under Item 404 of Regulation S-K.
Insider Trading Prohibited
Both the Directors' Code of Business Ethics (applicable to Directors) and the MetLife Code of Business Ethics (applicable to
Directors and all Company employees) prohibit securities trading while aware of material non-public information (MNPI) about
MetLife or other companies. In addition, a Director or Company employee who is aware of MNPI is prohibited from communicating such information to third parties who may act on such information by buying or selling securities of MetLife or other companies ("tipping"). Advising others to buy or sell securities of MetLife or other companies, while aware of MNPI, is also prohibited even if the MNPI is not shared. Current, printable versions of the Directors’ Code of Business Ethics and the
MetLife Code of Business Ethics can be found on the Company’s website at www.metlife.com/about-us/corporate-governance/
corporate-conduct/ and then selecting “Codes of Conduct” under “Reports.”
The Company has also adopted an insider trading policy governing the purchase, sale and certain other dispositions of its securities and securities of other companies by directors and all employees of the Company. The Company's insider trading policy also includes provisions relating to the Company engaging in purchases, sales or other transactions involving its securities. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to the Company. A copy of MetLife's Insider Trading policy was filed as Exhibit 19.1 to its 2025 Form 10-K.

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Hedging and Pledging Prohibited
MetLife’s Insider Trading Policy prohibits Directors and Company employees, including officers, from engaging in short sales, hedging, trading in put and call options, and other transactions involving speculation with respect to MetLife’s securities.
MetLife’s Insider Trading Policy also prohibits Directors and Company employees, including officers, from pledging any MetLife securities (i.e., creating any form of pledge, security interest, deposit, or lien, or holding of securities in a margin account, or any other arrangement that entitles a third party to foreclose against or sell the securities). These policies are intended to prevent a misalignment of interests with Company shareholders and the appearance of such misalignment.
Director Indemnity Plan
The By-Laws provide for the Company to indemnify, and advance expenses (including attorneys’ fees) to, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, because the person is or was or has agreed to become a Director of the
Company, if the Director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the
Company’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The By-Laws also provide that a Director’s rights to this indemnification and expense advancement are contract rights. Any amendment or repeal of these rights provided under the By-Laws would be prospective only and would not affect a Director’s rights with respect to events that have already occurred.
Director Share Ownership Guidelines
The Board believes that Non-Management Directors should have a meaningful personal investment in the Company. The number of shares of MetLife common stock or other MetLife common stock-based holdings that each Non-Management
Director owns, multiplied by the current stock price, should have an aggregate value equal to at least five times the cash component of such Non-Management Director’s annual Board retainer then in effect. There is currently no minimum time frame for meeting this guideline; however, MetLife expects Non-Management Directors to retain net shares of MetLife common stock or other MetLife common stock-based holdings acquired through Director compensation distributions in a quantity sufficient to meet this ownership guideline.

2026 PROXY STATEMENT	49

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Director Compensation in 2025

Name[1]	Fees Earned or Paid in Cash ($)	Stock Awards[2] ($)	All Other Compensation[3,4] ($)	Total ($)
Cheryl W. Grisé[5]	75,000	87,578	912	163,490
Carlos M. Gutierrez	150,000	175,081	1,704	326,785
Carla A. Harris[6]	175,000	175,081	1,704	351,785
Laura J. Hay[6]	190,000	175,081	1,704	366,785
David L. Herzog[5]	52,597	61,445	648	114,690
R. Glenn Hubbard, Ph.D.[4,6]	275,000	300,242	31,150	606,392
Jeh C. Johnson	150,000	175,081	1,704	326,785
Edward J. Kelly, III[5]	75,000	87,578	912	163,490
William E. Kennard[6]	190,000	175,081	6,704	371,785
Diana L. McKenzie	150,000	175,081	6,704	331,785
Denise M. Morrison[6]	175,000	175,081	1,704	351,785
Christian S. Mumenthaler, Ph.D.[5]	97,890	114,250	1,176	213,316
Mark A. Weinberger[6]	180,000	175,081	1,704	356,785
1The Directors included in this table, and the related discussion, are limited to the Non-Management Directors who served during 2025. Ms. Grisé, Mr. Herzog,
Mr. Kelly, and Dr. Mumenthaler who each served for a portion of 2025, received pro-rata amounts. Mr. Khalaf was compensated as an employee for 2025, and received no compensation for his service as a management Director. For information about Mr. Khalaf’s 2025 compensation, see the Summary Compensation
Table and the accompanying discussion.
2The reported dollar amounts in the table below are the grant date fair value of such Stock Awards as computed for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The grant date fair value is the number of shares granted multiplied by the NYSE closing price of a share on the grant date.

	Grant Date Fair Value of Stock Awards ($)[a]
Grant Date	R. Glenn Hubbard, Ph.D.	Cheryl W. Grisé and Edward J. Kelly, III	David L. Herzog	Christian S. Mumenthaler, Ph.D.	All Other Non- Management Directors
January 2, 2025	75,074	43,752	43,752	—	43,752
April 1, 2025	75,073	43,826	17,693	—	43,826
May 1, 2025	—	—	—	26,747	—
June 17, 2025	75,047	—	—	43,752	43,752
October 1, 2025	75,048	—	—	43,751	43,751
aMs. Grisé, Mr. Herzog, and Mr. Kelly, who served for a portion of 2025, received grants of Stock Awards on January 2, 2025 and April 1, 2025.
Mr. Herzog’s April 1, 2025 grant was pro-rated based on his departure from the Board on May 1, 2025. Dr. Mumenthaler’s May 1, 2025 grant was pro-rated based on the effective date of his election to the Board on May 1, 2025.
3The following table provides information on the “All Other Compensation” items applicable to all Non-Management Directors:

Value ($)
Life Insurance[a]	1,584
Business Travel Insurance[b]	120
Charitable Matching Gifts Program[c]	5,000
aPremiums paid by MetLife for group life insurance coverage valued at $200,000 for each Non-Management Director who served the entirety of 2025. A pro-rata premium was paid by MetLife for those Directors who served for a portion of 2025, including Ms. Grisé ($792), Mr. Herzog ($528), Mr. Kelly ($792)
and Dr. Mumenthaler ($1,056).
b MetLife’s pre-tax cost for each Non-Management Director’s business travel accident insurance coverage for MetLife business travel.
cContributions matched by the MetLife Foundation in 2025 to U.S. colleges and universities under the Company’s matching gifts program. The MetLife
Foundation provides up to $5,000 annually to match contributions by an active employee or Director to colleges and universities. All currently active full-time and part-time employees within the MetLife family of companies and Directors are eligible to participate in the program. In 2025, the MetLife
Foundation matched maximum contributions made by Ambassador Kennard and Ms. McKenzie.
4For Dr. Hubbard, these amounts include attendance at Company-sponsored events and/or excursions for himself and/or his guest.
5Ms. Grisé and Mr. Kelly each retired from the Board on June 17, 2025. Mr. Herzog departed from the Board on May 1, 2025. Dr. Mumenthaler joined the
Board on May 1, 2025.
6During 2025, Ms. Hay served as Audit Committee Chair, Mr. Weinberger served as Compensation Committee Chair, Ambassador Kennard served as Finance and Risk Committee Chair, Ms. Morrison served as Governance Committee Chair, Ms. Harris served as Investment Committee Chair, and Dr. Hubbard served as independent Chairman of the Board.

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Overview
The Governance Committee is responsible for reviewing the compensation and benefits of the Non-Management Directors and recommending any changes to the Board. No Director who is a member of management may determine or recommend the amount or form of Non-Management Director compensation. In 2025, Meridian provided the Governance Committee with an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends based on the same Comparator Group that the Compensation Committee used for executive officer compensation, as described in the Compensation Discussion and Analysis. Based on Meridian’s analysis, the
Governance Committee recommended, and the Non-Management Directors approved, changes to the compensation structure, described in footnote 1 in the table below, effective January 1, 2026.
The following table provides an overview of the compensation structure for Non-Management Directors in 2025:

Retainer[1]	Amount ($)
Board (cash)	150,000
Board (value of fully vested shares)[2]	175,000
Chairman of the Board (cash)	125,000
Chairman of the Board (value of fully vested shares)[2]	125,000
Chair of the Audit Committee (cash)	40,000
Chair of the Compensation Committee (cash)	30,000
Chair of the Finance and Risk Committee (cash)	40,000
Chair of the Governance Committee (cash)	25,000
Chair of the Investment Committee (cash)	25,000
1The changes taking effect on January 1, 2026 include: (i) the equity portion of the annual Board retainer to increase by $30,000 (from $175,000 to $205,000);
(ii) the annual Chairman retainer to increase by $50,000 (from $250,000 to $300,000), divided equally between cash and equity; (iii) the annual Audit
Committee Chair retainer to increase by $10,000 (from $40,000 to $50,000); (iv) the annual Compensation Committee Chair retainer to increase by $5,000 increase (from $30,000 to $35,000); (v) the annual Finance and Risk Committee Chair retainer to increase by $5,000 (from $40,000 to $45,000); (vi) the annual Governance Committee Chair retainer to increase by $10,000 (from $25,000 to $35,000); and (vii) the annual Investment Committee Chair retainer to increase by $5,000 (from $25,000 to $30,000).
2The equity portion is rounded up to the nearest whole number of shares on payment.
All retainers are payable in four equal installments on the first business day of each installment period and in advance of service for such period. All retainers are adjusted on a pro-rata basis for those Non-Management Directors newly elected to the Board as a member, Chairman, and/or Committee Chair, during the period between the dates that installments are payable. No separate fees for Board or Committee meeting attendance are provided to Non-Management Directors. No individual who served on both the Board and on the Board of Metropolitan Life, and corresponding committees, was paid additional compensation for concurrent service. Directors who are employees of the Company or its subsidiaries do not receive retainers for their service on the Board.
The MetLife, Inc. 2025 Stock and Incentive Compensation Plan (2025 Plan) authorizes the Company to issue shares in payment of the equity portion of a Non-Management Director retainer. Share awards granted under the 2025 Plan to the
Non-Management Directors as part of their retainer vest and become deliverable immediately upon their grant. As a result, no share awards were outstanding for any of the Non-Management Directors as of December 31, 2025. None of the Non-
Management Directors had any outstanding and unexercised Stock Options as of December 31, 2025.
Some Non-Management Directors have chosen to defer the receipt of all or part of their retainer fees under the MetLife
Non-Management Director Deferred Compensation Plan. Each Director chooses in advance to receive deferrals either at a later specified date or when ceasing to serve as a Director. MetLife credits any deferred shares, compensation payable in shares of MetLife, Inc. common stock, the receipt of which the recipient has deferred (Deferred Shares), with imputed reinvested dividends at times and rates it pays dividends on shares.

2026 PROXY STATEMENT	51

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02

Ratification of Appointment of Deloitte & Touche LLP as
the Company’s Independent Auditor for 2026

The Audit Committee and Board of Directors recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending
December 31, 2026.

The Audit Committee appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm and independent auditor for the fiscal year ending December 31, 2026. Deloitte’s long-term knowledge of the MetLife group of companies, combined with its insurance industry expertise and global presence, has enabled it to carry out audits of the Company’s consolidated financial statements with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte to serve as the Company’s independent auditor is in the best interests of the
Company and its shareholders and, therefore, recommend to shareholders that they ratify Deloitte’s appointment.
If the shareholders do not ratify Deloitte’s appointment, the Audit Committee will reconsider its decision and may continue to retain Deloitte. If the shareholders ratify Deloitte’s appointment, the Audit Committee continues to have the authority to and may change such appointment at any time during the year. The Audit Committee will make its determination regarding such retention or change in light of the best interests of MetLife and its shareholders.
In considering Deloitte’s appointment and Deloitte’s fees for audit and permitted non-audit services, the Audit Committee engages in an annual assessment of the independent registered public accounting firm, which includes having Internal Audit perform an independent assessment on behalf of the Audit Committee, to conclude whether the retention of the firm is in the best interests of the company and its shareholders. The Audit Committee considers a number of factors, including:
•Deloitte’s status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States)
(PCAOB) as required by the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) and the Rules of the PCAOB;
•Deloitte’s independence and its processes for monitoring and maintaining its independence;
•Deloitte’s report describing the firm’s internal quality control procedures and the results of recent reviews of the firm’s quality control system including any independent review;
•the professional qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s consolidated financial statements;
•Deloitte’s depth of understanding of MetLife’s global businesses, accounting policies and practices and internal control over financial reporting;
•Deloitte’s global footprint and its alignment with MetLife’s worldwide business activities;
•Deloitte’s performance during its engagement for the fiscal year ended December 31, 2025;
•the quality of Deloitte’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit, and the consistency of such communications with applicable auditing standards;
•Deloitte’s approach to resolving significant accounting and auditing matters, including consultation with the firm’s national office;

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•Deloitte’s reputation for integrity and competence in the fields of accounting and auditing; and
•the appropriateness of Deloitte’s fees for audit and non-audit services.
Deloitte has served as the Company’s independent auditor since 1999, and as auditor of Company affiliates since at least
1968. Under current legal requirements, the lead or concurring audit partner for the Company may not serve in that role for more than five consecutive fiscal years, and the Audit Committee ensures the regular rotation of the audit engagement team partners as required by law. The Chair of the Audit Committee, together with other members of the Audit Committee and
Company management, is actively involved in the selection process for the lead and concurring partners.
Representatives of Deloitte will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

The Audit Committee and Board of Directors recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2026.

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Independent Auditor’s Fees for 2025 and 2024
The Audit Committee approves Deloitte’s audit and non-audit services in advance as required under Sarbanes-Oxley and
SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform pre-approved audit services and pre-approved audit related, tax and other permitted non-audit services that the Company expects to be performed for the fiscal year. The Audit Committee or a designated member of the Audit Committee to whom authority has been delegated may, from time to time, pre-approve additional audit and non-audit services to be performed by the Company’s independent auditor. Any pre-approval of services between Audit Committee meetings must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee is responsible for approving fees for the audit and for any audit-related, tax or other permitted non-audit services. If the audit, audit-related, tax, and other permitted non-audit fees for a particular period or service exceed the amounts previously approved, the Audit Committee determines whether or not to approve the additional fees. The Audit
Committee requests management and Deloitte to continually strive to optimize value through greater audit efficiency and effectiveness, without impacting quality. They review the services provided against a broad spectrum of cost, speed and quality benchmarks.
The following table presents fees for professional services rendered by Deloitte for the audit of the annual consolidated financial statements of MetLife, Inc. and its subsidiaries and affiliates, audit-related services, tax services, and all other services for the years ended December 31, 2025 and 2024. All fees shown in the table were related to services that were approved by the Audit Committee.
The fees that the Company incurs for audit, audit-related, tax, and other professional services reflect the complexity and scope of the Company’s operations, including:
•operations of the Company’s subsidiaries and branches in multiple, global jurisdictions (approximately 40 markets in 2025);
•the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions;
•the operating health, insurance, and reinsurance companies’ responsibility for preparing audited consolidated financial statements; and
•the applicability of SEC reporting requirements to one of the Company’s operating insurance subsidiaries, which is an
SEC registrant.
The Audit Committee advised the Board that, in its opinion, the non-audit services rendered by Deloitte during the most recent fiscal year are compatible with Deloitte’s maintaining its independence.

(in millions)	2025 ($)	2024 ($)
Audit Fees[1]	53.3	60.2
Audit-Related Fees[2]	7.0	5.4
Tax Fees[3]	5.8	4.9
All Other Fees[4]	0.2	1.4
Total	66.3	71.9
1Fees for services to perform an audit or review in accordance with auditing standards of the PCAOB and services that generally only the Company’s independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.
2Fees for assurance and related services, such as merger and acquisition due diligence requests, consultation services on internal control matters, and attestation services related to internal control over financial reporting, including System and Organization Control (SOC) audit reports, as mandated by
Statement on Standards for Attestation Engagements No. 18 (SSAE 18), as well as compliance reports and employee benefit plan audits.
3Fees for tax compliance, consultation, and planning services. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services. Tax consultation and tax planning encompass a diverse range of advisory services, including assistance in connection with tax audits and filing appeals, transfer pricing, tax advice related to mergers, acquisitions and divestitures, advice related to employee benefit plans and requests for rulings or technical advice from taxing authorities. Tax compliance and tax preparation fees totaled $2.7 million and $3.0 million in 2025 and 2024, respectively. Tax advisory fees totaled $3.1 million and $1.9 million in 2025 and 2024, respectively.
4Fees for other types of permitted services including consulting, financial advisory services and actuarial services.

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Audit Committee Report
This report (this Report) is submitted by the Audit Committee (the Committee) of the Board of Directors (the Board) of
MetLife, Inc. (MetLife or the Company). No portion of this Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended
(the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this
Report appears, except to the extent that the Company specifically incorporates this Report or a portion of it by reference. In addition, this Report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the
Exchange Act.
The Committee currently consists of four Independent Directors, each of whom have satisfied the independence standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE) as determined by the Board. The
Board has also determined that all four Committee members are financially literate and possess accounting or related financial management expertise in accordance with NYSE listing requirements, and that Laura J. Hay and Mark A. Weinberger qualify as “audit committee financial experts” as defined by SEC rules.
The Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, the adequacy of its internal control over financial reporting, and the integrity of its financial statements. The
Committee also oversees the qualifications and independence of the Company’s independent auditor, the appointment, retention, performance and fees of its independent auditor and the performance of its internal audit function, as well as the
Company’s compliance with legal and regulatory requirements that apply to matters within the scope of the Committee’s responsibilities. More information on the Committee and its qualifications and responsibilities is included elsewhere in the proxy statement and in the Committee Charter on the Company’s website at www.metlife.com/about-us/corporate-governance.
Management is responsible for the preparation of MetLife’s consolidated financial statements and the reporting process.
Management is also responsible for designing internal control over financial reporting to assure compliance with accounting standards and applicable laws and regulations, and for the annual assessment, with the participation of the Chief Executive
Officer and the Chief Financial Officer (CFO), of the effectiveness of internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), as MetLife’s independent auditor, is responsible for auditing MetLife’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States)
(PCAOB). Deloitte has discussed with the Committee the matters required to be discussed by the independent auditor with the
Committee under the rules adopted by the PCAOB and under Rule 2-07 of Regulation S-X promulgated by the SEC.
Deloitte has also provided to the Committee the written disclosures and the letter required by applicable requirements of the
PCAOB regarding Deloitte’s communications with the Committee concerning independence, and the Committee has discussed with Deloitte its independence from MetLife.
The Committee has discussed with and received regular status reports from management, MetLife’s Chief Auditor and Deloitte on the overall scope and plans for their audits of MetLife, including their scope and plans for evaluating the effectiveness of internal control over financial reporting. The Committee meets with the Company’s Chief Auditor and Deloitte, with and without management present, to discuss the results of their respective audits, in addition to private meetings with the CFO, Chief Risk
Officer, and General Counsel.
The Committee reviewed the report of management’s assessment of the effectiveness of internal control over financial reporting contained in the Company’s 2025 Annual Report on Form 10-K (the 2025 Form 10-K), which has been filed with the
SEC. The Committee also reviewed Deloitte’s report regarding its audit of the effectiveness of the Company’s internal control over financial reporting, in which Deloitte expressed an unqualified opinion on the Company’s internal control over financial reporting as of December 31, 2025. The Committee reviewed and discussed with management, and with Deloitte, MetLife’s audited financial statements for the year ended December 31, 2025 and Deloitte’s Report of Independent Registered Public
Accounting Firm dated February 19, 2026 regarding the 2025 audited consolidated financial statements included in the 2025
Form 10-K. In reliance upon the reviews and discussions with management and Deloitte described in this Report, and the
Board’s receipt of the Deloitte report, the Committee recommended to the Board that MetLife’s 2025 audited consolidated financial statements be included in the 2025 Form 10-K.
Respectfully,
The Audit Committee:
Laura J. Hay, Chair; Jeh C. Johnson; Diana L. McKenzie; and Mark A. Weinberger
February 24, 2026

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03

Advisory (Non-binding) Vote to Approve the
Compensation Paid to the Company’s Named
Executive Officers

The Board of Directors recommends that you vote FOR this proposal: “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In accordance with Section 14A of the Exchange Act, this proposal will give shareholders the opportunity to approve, or not approve on a non-binding advisory basis, the Company’s executive compensation program, and the resulting compensation for the individuals listed in the Summary Compensation Table (Named Executive Officers or NEOs), as described in this
Proxy Statement.
The Compensation Discussion and Analysis summarizes our executive compensation program. The Compensation Committee and Board’s actions aligned each NEO’s pay with individual and Company performance for 2025.
The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements, including those for the executive officers. Because the vote is advisory, the result will not be binding on the
Compensation Committee and it will not affect, limit, or augment any existing compensation or awards.
The Board has approved an annual frequency for shareholder votes to approve executive compensation. As a result, the
Company currently expects to hold the next such vote at the Company’s 2027 Annual Meeting.
The Compensation Committee and Board of Directors believe that the Company’s compensation program and policies, and the compensation of the NEOs, promote the Company’s business objectives, with appropriate compensation delivered in appropriate forms. See the Compensation Discussion and Analysis.

Accordingly, the Board of Directors recommends that you vote FOR this proposal.

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Compensation Committee Report
This report is furnished by the Compensation Committee of the Board of Directors of MetLife, Inc. (Company).
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis in the Company’s 2026 Proxy Statement and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in the
2026 Proxy Statement.
No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the
Securities Act of 1933, as amended (Securities Act), or the Securities Exchange Act of 1934, as amended (Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
Respectfully,
The Compensation Committee:
Mark A. Weinberger, Chair
Daniel S. Glaser
William Kennard
Diana L. McKenzie
Denise M. Morrison
Michelle Seitz
April 28, 2026

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Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes the objectives and policies underlying MetLife’s executive compensation program for the NEOs and the rest of the executive officers of MetLife. It also describes the key factors that the
Compensation Committee (Committee) considered in determining the compensation of the executive officers, including the CEO and other NEOs.
The NEOs in this Proxy Statement are:

Michel A. Khalaf President and CEO

58	EXECUTIVE COMPENSATION KEY HIGHLIGHTS		John D. McCallion EVP, CFO of MetLife, Inc., and Head of MIM

60	HOW DID WE PERFORM?
	60	MetLife’s Strategy
	60	Highlights of Business Results	Bill Pappas EVP and Head of GTO
	62	Highlights of Executive Performance and Compensation
	62	Compensation for 2025 Performance

68	WHAT ARE OUR EXECUTIVE COMPENSATION PRACTICES?
	68	Compensation Philosophy and Objectives	Ramy Tadros Regional President, U.S. Business, and Head of MLH
	68	Key Features of MetLife’s Executive Compensation Program
	69	Say-on-Pay Vote and Shareholder Engagement
	70	Components of Compensation and Benefits
	71	Determining Total Compensation for 2025 Performance
Marlene Debel EVP, CRO of MetLife, Inc., and Head of MII

72	HOW DID WE COMPENSATE OUR CEO AND OTHER NAMED EXECUTIVE OFFICERS?
	72	Base Salary
	72	Annual Incentive Awards
	74	Stock-Based LTI	Discussion and Compensation for 2025
	78	Retirement and Other Benefits
	79	Potential Termination Payments
For 2025, MetLife maintained its
commitment to its pay-for-
performance philosophy. The
Committee’s decisions on the
compensation of the NEOs
reflected the Committee’s view of
the Company’s overall strategic
direction and financial
performance, and each
executive’s performance relative
to these goals and other
challenges and opportunities that
arose in 2025.

80	HOW DO WE REVIEW COMPENSATION AGAINST PEER COMPANIES?
	81	Comparator Group and Performance Share TSR Group

82	HOW DO WE MANAGE RISK RELATED TO OUR COMPENSATION PROGRAM?
	82	Risk Management
	83	Executive Share Ownership
	83	LTI Award Timing Practices

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Executive Compensation Key Highlights
MetLife’s compensation design continued its pay-for-performance philosophy by aligning its executives and other senior management with the creation of shareholder value. Total Compensation for the individuals listed in the Summary
Compensation Table (SCT) depends primarily on share value and performance, and 70% of the stock-based LTI granted depends on performance against Business Plan financial goals. MetLife determines its Business Plan through a rigorous planning process and the Committee references it to set its incentive compensation goals. The Board’s Finance and Risk
Committee reviews and endorses the Business Plan for Board approval. The Committee continued to link pay and performance for the NEOs as described in this Compensation Discussion and Analysis.
CEO Total Compensation1 Mix for 2025
Other NEOs Total Compensation1 Mix for 2025

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
1Total Compensation comprises base salary earned in 2025, AVIP awards for 2025 performance, and grant date fair value of LTI granted in February 2026.
MetLife’s Compensation Committee Continued to Link Pay and Performance by:
 considering the Company’s successful financial performance and achievements on advancing the Company’s New Frontier commitments — as well as individual executive performance and shared goals in determining compensation actions for 2025.
 approving funding for the AVIP based primarily on the Company’s 2025 Adjusted Earnings performance as well as other relevant factors, as described in Annual Incentive Awards.
 approving the settlement of 2023-2025 Performance Shares to reflect performance on Adjusted ROE versus the Business
Plan goal and TSR relative to peers as described in Stock-Based LTI.
 maintaining the portion of new LTI granted in Performance Shares at 70% of the total award value to foster executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are three-year TSR performance relative to peers and three-year Adjusted ROE against the Business Plan goal.
 incorporating sound risk management through appropriate financial metrics, non-formulaic awards, compensation risk mitigators, and an annual program review by the CRO.
 using executive compensation practices with strong risk-mitigation and corporate governance features, as shown in Key
Features of MetLife’s Executive Compensation Program.
Please see Highlights of Executive Performance and Compensation and Aspects of Executive Performance for
additional information.

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Overview of Compensation Program
The Company’s executive compensation program is designed to fulfill its pay for performance philosophy. The program emphasizes variable, at-risk compensation that rewards enterprise, business unit, and individual performance. The Committee applies a rigorous framework to determine compensation for executive officers, with the goal of supporting shareholder value creation and maintaining market competitiveness. Highlights of this framework include:
•Market-aligned compensation opportunities to attract, motivate, and retain talent
•Variable compensation structure tied to performance outcomes
•CEO compensation approved by Independent Directors of the Board; compensation of other executive officers approved by the Board of Directors
•Periodic review of benefit programs, such as retirement benefits and potential termination-related payments
•Compensation risk-mitigation policies including executive and non-management director stock ownership guidelines, clawbacks, and hedging/pledging prohibitions
•No standalone employment agreements for U.S.-based executive officers
•Independent advisory support from the Committee’s independent compensation consultant

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01	How did we perform?
MetLife’s Strategy
MetLife remains committed to its New Frontier strategy. See New Frontier Strategy (2025-2029) in the Proxy Summary
for details.
Highlights of Business Results
New Frontier
In 2025, MetLife advanced its New Frontier strategic priorities, which include: growing its business responsibly, deploying capital soundly, and operating with speed and discipline – all while navigating a dynamic market and economic environment.
2025 Business Results
MetLife executed effectively in an evolving macroeconomic environment while maintaining strong fundamentals across its diverse set of businesses.
Key Accomplishments

Delivered on key financial commitments
•Double digit Core Adjusted EPS growth of 10% year
over year
•Core Adjusted ROE of 16.0%, within the target range
of 15-17%
•Average 2024 / 2025 Core Free Cash Flow Ratio (FCF
Ratio) totaled 81%, above the target range of 65% to
75%
•Core Direct Expense Ratio of 11.7%, better than the
12.1% target

Created shareholder value
•Returned ~$4.4 billion to shareholders
•Deployed capital to its highest and best use at
high-teen Internal Rate of Return (IRR)[1] and
mid-single digit payback periods
•Completed the acquisition of PineBridge Investments,
a leading global asset manager with ~$100 billion in
assets under management
•Executed strategic reinsurance transactions with
Chariot Reinsurance, Ltd. (Chariot Re) and Talcott
Reinsurance Life Insurance Company (Talcott)

1IRR refers to the discount rate at which the present value of all future cash flows is equal to the initial investment.
2025 results exceeded 2024, including higher Variable Investment Income (VII) and favorable volume growth. This led to stronger Core Adjusted Earnings, Core Adjusted EPS, and Core Adjusted ROE in 2025. Revenue growth and expense discipline resulted in MetLife successfully managing the Core Direct Expense Ratio. In addition, MetLife continued to deliver
Core FCF Ratio above the target two-year average ratio. More specifically:
•Delivered $6.0 billion in Core Adjusted Earnings and $8.89 in Core Adjusted EPS, both of which exceed 2024 results, including higher VII as well as favorable volume growth. For the year, VII was below the 2025 Business Plan goal driven by returns in real estate and other funds and private equity, and contributed to lower than Business Plan results for Core
Adjusted Earnings and Core Adjusted EPS;
•Achieved Core Adjusted ROE of 16.0%, which was within the 15%-17% target range despite VII being below Business Plan.
The 16.0% exceeded 2024 Core Adjusted ROE of 15.2% and met the 2025 Business Plan goal;
•Favorable revenue growth together with continued expense discipline drove a Core Direct Expense Ratio of 11.7%, better than the Core Direct Expense Ratio target of 12.1% and the 2024 result of 12.1%; and

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•For the two-year period 2024-2025, MetLife’s Core FCF Ratio was 81%, above the 65%-75% target range and above the
2023–2024 Core FCF Ratio of 72%. The Company deployed nearly $4.4 billion in common dividends and share repurchases in 2025.
Core Adjusted EPS

2025 results exceeded 2024 results, including higher VII and favorable volume growth. Aligns with New Frontier 5-year commitment of double-digit EPS growth.

Core Adjusted ROE

Core Adjusted ROE 2025 results
exceeded 2024. 2025
performance of 16.0% was within
our 15% - 17% New Frontier
strategy target range. The 2025
Core Direct Expense Ratio of
11.7% improved from 12.1% for
2024 and beat our New Frontier
strategy 2025 target of 12.1%.

Core Direct Expense Ratio

Core FCF Ratio

Core FCF Ratio of 81% exceeded the two-year target ratio of 65% - 75%.

See A Note About Financial Measures and Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP. See Annual Incentive Awards for information on Adjusted
Earnings performance.

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Highlights of Executive Performance and Compensation
Compensation for 2025 Performance
Under the leadership of Mr. Khalaf and the executive officers, the Company focused on advancing New Frontier commitments, delivering on key financial goals and strategic initiatives for 2025. The compensation decisions reflect solid performance in
2025 despite multiple headwinds. In 2025, every business, function and geographic location contributed to MetLife’s success as Mr. Khalaf held his leadership team accountable for delivering results against shared goals, as well as goals specific to each executive’s remit.
Most of Mr. Khalaf’s and other NEOs’ Total Compensation was variable and depended on performance. Following the end of the year, the Committee endorsed a 2025 AVIP funding performance factor of 100.5% of target for the approximately 27,400
AVIP-eligible employees globally. In determining compensation for Mr. Khalaf and the NEOs, the Committee and the Board of
Directors recognized the advancement of New Frontier commitments and 2025 performance. The LTI awards emphasize the portion of Total Compensation tied to longer-term durable performance in uncertain macroeconomic environments. Annual compensation reflects slightly lower AVIP funding versus the prior year, while maintaining alignment of the NEOs’ Total
Compensation with the competitive market, including consideration of additional responsibilities executives may have beyond their core benchmarked roles. The Committee’s specific decisions and rationale for each NEO’s AVIP and LTI awards are highlighted on the following pages.
The following table presents a holistic view of the compensation decisions the Committee endorsed in early 2026 based on
2025 performance. This table is not a substitute for the Summary Compensation Table, which records LTI granted in 2025.

	Compensation Committee Performance-Year Incentive Decisions (made in 2026)
	Performance Year 2025				2025 Versus 2024[4]
Name	Base Salary Earned ($)	AVIP Award ($)[1]	LTI Granted in 2026 ($)[2]	Total Compensation ($)[3]	AVIP Award (%)	LTI (%)	Total Compensation (%)
Michel A. Khalaf	1,500,000	4,600,000	17,400,000	23,500,000	—	8.1	5.9
John D. McCallion	1,046,250	2,600,000	6,000,000	9,646,250	—	9.1	5.9
Bill Pappas	963,750	2,100,000	5,150,000	8,213,750	—	8.4	5.6
Ramy Tadros	941,250	2,100,000	5,000,000	8,041,250	—	5.3	3.7
Marlene Debel	842,500	2,000,000	3,800,000	6,642,500	—	8.6	5.2
1Reflects the approved AVIP award for 2025 performance paid in 2026, reported on the Summary Compensation Table.
2Reflects the approved LTI award fair value granted in 2026. The LTI granted in 2026 will be disclosed for NEOs reported in the Grants of Plan-Based Awards
Table in the Company’s Proxy Statement filed in 2027 consistent with SEC requirements, while LTI awards granted in 2025 are disclosed in this year’s
Summary Compensation Table as required.
3Total Compensation for 2025 comprises base salary earned during 2025, AVIP awards for 2025 performance, and award value of LTI granted in 2026.
4Reflects each of Total Compensation for 2025 and its elements, as described in footnote 3 above, compared to similarly calculated Total Compensation for 2024 as shown in the Company’s 2025 Proxy Statement.
For more information, see Aspects of Executive Performance.

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Aspects of Executive Performance
The Committee endorsed the executive officers’ base salary and AVIP awards for 2025 performance and LTI granted in 2026 considering the Company’s key financial and relative TSR performance goals and results as discussed in Highlights of
Business Results.
The Committee considered aspects of each executive’s performance in relation to established financial, operational, strategic, talent and culture objectives, including collective ownership for New Frontier advancement and commitments. All compensation decisions were made within the context of MetLife’s executive compensation program framework and internal equity considerations, as well as appropriate competitive positioning against external market peers.
The pay mix figures for each NEO shown in this section reflect the Committee’s decisions for 2025 performance, as summarized in the Committee Decision chart on page 62 above. The Committee recommended, and the Independent Board of
Directors approved compensation actions for Mr. Khalaf that reflected its assessment of his performance as CEO for 2025. Mr.
Khalaf recommended for Committee approval, and the Committee recommended for Board approved, compensation actions for the other NEOs for 2025.
Certain performance measures below are not calculated based on GAAP. They should be read in conjunction with the information in “Non-GAAP and Other Financial Disclosures” in Appendix B of this Proxy Statement, which includes non-GAAP financial information, definitions and/or reconciliations to the most directly comparable measures that are based on GAAP. See also A Note About Financial Measures.

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Michel A. Khalaf, President and CEO	2025 Total Compensation: $23.5M
In 2025, Mr. Khalaf launched MetLife’s New Frontier strategy to drive growth and deliver attractive returns with lower risk. Amid an increasingly volatile and uncertain external environment, the Company remained focused on expense discipline and relentless execution against key strategic priorities.	Salary	6%
	AVIP	20%
	LTI	74%
	Total Variable (performance-based)	94%
With Mr. Khalaf’s leadership, MetLife achieved solid operational and financial results, including:
•Core Adjusted Earnings of $6.0 billion and Core Adjusted EPS of $8.89, both exceeding prior year results.
•Core FCF Ratio of 81% was above the high end of the 65-75% two-year average target range.
•Core Adjusted ROE was 16.0%, within our 15%-17% New Frontier target range.
•Core Direct Expense Ratio of 11.7% beating the target of 12.1%.
•Value of New Business (VNB) beat the Business Plan and prior year results.
Through Mr. Khalaf’s leadership the Company made meaningful progress in 2025, building strong momentum toward delivering on its New Frontier commitments. Key highlights of 2025 achievements include:
Activated the New Frontier strategy across the global workforce:
•Launched a global rollout in early 2025 to align employees around clear expectations and strategic priorities.
Drove execution on New Frontier Strategic Priorities:
•Took proactive actions to manage risk and mitigate near-term headwinds, while maintaining disciplined execution against the key strategic initiatives that underpin long-term success.
•Advanced strategic partnerships and executed on strategic transactions - including the launch of Chariot Re and acquisition of PineBridge Investments - further strengthening the Company’s competitive position.
•Promoted new ways of working, including responsible use of AI to accelerate productivity and efficiency.
Engaged external stakeholders to support strategic priorities:
•Strengthened relationships with key external stakeholders including commercial and strategic partners, investors, and regulators to support achievement of the Company’s strategic priorities.
Embraced risk management as an enabler to the New Frontier strategy:
•Continued to evolve risk management capabilities to support disciplined execution.
•Maintained key risk metrics within established risk tolerance levels.
Developed talent for the future:
•Prioritized succession planning discipline to ensure healthy talent pipelines aligned with MetLife’s strategic priorities.
Fostered a Great Place to Work:
•Earned Great Place to Work® certification across all 33 participating markets and, for the second consecutive year, was named one of Fortune’s World’s 25 Best Workplaces.
•Fostered an engaged and motivated workforce, aligned around shared objectives - including customer focus and talent development - to successfully deliver on commitments to shareholders, customers, and other key stakeholders.

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John D. McCallion, EVP, CFO of MetLife, Inc., and Head of MIM	2025 Total Compensation: $9.6M
John McCallion is EVP, CFO of MetLife, Inc., and Head of MIM. Mr. McCallion is responsible for all financial management matters, including financial reporting, treasury, corporate actuarial, tax, investor relations and mergers and acquisitions. As head of MIM, he oversees MIM’s approximately $741.7 billion in total AUM.	Salary	11%
	AVIP	27%
	LTI	62%
	Total Variable (performance-based)	89%
With Mr. McCallion’s leadership, the Company:
•Made significant progress in 2025 towards its five-year financial goals, establishing a solid foundation for the New Frontier strategy, with growth over 2024 Core Adjusted Earnings and Core EPS. MetLife met or exceeded its targets for Core
Adjusted ROE, Core Direct Expense Ratio and Core FCF Ratio.
•Deployed capital to new business across MetLife and delivered VNB, both ahead of Business Plan.
•Managed the Company’s financial risk profile, including delivering key capital adequacy ratios above minimum targets and meaningfully derisking legacy liabilities through strategic reinsurance transactions.
•Launched Chariot Re as a self-reliant company with a robust governance structure and independent board of directors, creating capital flexibility to support retirement trends and growth in MIM third-party AUM.
•Continued shareholder engagement by meeting with current shareholder firms and prospective investors; participating in multiple investor events and sell-side insurance conferences, while also advancing enterprise momentum and understanding of the New Frontier strategy.
•Expanded the use of AI across finance and MIM to enhance analytical capabilities, improve operational efficiency, support informed decision making, and streamline processes.
•Executed asset management growth objectives, including establishing MIM as a stand-alone business segment for the first time in the fourth quarter of 2025 reflecting a commitment to increase its contribution to MetLife’s earnings, and demonstrating business and leadership readiness for segmentation and public reporting.
•Completed the acquisition of traditional fixed income and equity portfolio management teams from Mesirow, adding approximately $6 billion of AUM and expanding higher yield investment capabilities.
•Completed the acquisition of PineBridge Investments, a leading global asset manager with approximately $100 billion in
AUM, significantly increasing institutional client revenue in MIM, and broadening product offerings and distribution reach, including a well-established presence in Asia.
•For the fifth year in a row, MIM was selected as one of Pension & Investments “Best Places to Work in Money Management”
for 2025, based primarily on employee survey feedback.
•Served as Executive Sponsor of MetLife’s Veterans Initiative, directing activities to attract and hire veteran talent. MetLife was recognized as a 2026 Military Friendly® Employer and Spouse Employer based on contributions in 2025.
•Advanced a high performance culture across finance and MIM by strengthening leadership capability, deepening employee engagement, and supporting continuous learning through targeted upskilling and leadership forums.

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Bill Pappas, EVP and Head of GTO	2025 Total Compensation: $8.2M
Mr. Pappas leads GTO which includes technology development, infrastructure, information and cybersecurity, data strategy and analytics, customer service, operations, crisis management, business continuity, corporate real estate, and procurement across MetLife’s businesses serving over 100 million customers in 40+ markets globally.	Salary	12%
	AVIP	25%
	LTI	63%
	Total Variable (performance-based)	88%
In 2025 with Mr. Pappas’ leadership, the Company:
•Enabled growth priorities by advancing the Company's New Frontier strategy through technology, data, operations, and enterprise program management, including delivering technology solutions to support a new product offering in Brazil and
Mexico. Further enabled strategic transactions including the acquisition of PineBridge Investments and the establishment of
Chariot Re through enterprise program management, and technology and operations enablement.
•Advanced the Company's AI strategy through the expansion of enterprise AI capabilities - including MetIQ, MetLife's composite AI platform - and sandbox experimentation, supported by flexible, reusable architecture and responsible use standards. Expanded access to role-appropriate AI tools and capabilities, enhancing productivity, operational efficiency, and the enterprise scalability.
•Exceeded financial benefit targets by reengineering end-to-end processes using composite AI solutions across call centers, claims, and policy administration.
•Delivered continued progress toward a modern, resilient, and sustainable technology environment, exceeding targets for application modernization and cloud adoption. Accelerated enterprise data capabilities by modernizing data platforms and strengthening governance through modern data hubs.
•Advanced customer loyalty and service excellence, achieving top quartile call center customer satisfaction across the
Company's six largest markets. MetLife’s Long-Term Care has been recognized by J.D. Power for providing “An
Outstanding Customer Service Experience” for phone support.1
•Sustained a strong information security posture while further strengthening operational and technology resilience through enterprise simulations, testing, and vendor risk management. Continued to strengthen the control environment, as reflected in improved audit outcomes and disciplined risk management in partnership with GRM.
•Strengthened leadership, cultural and organizational enablers of the Company's strategy, sustaining strong employee engagement, critical talent retention, while advancing organizational reshaping through simplification and targeted upskilling. Hosted the 7th annual MetLife Triangle Tech X (TTX) conference, convening thought leaders and cross-industry participants on how agility drives innovation in a fast-evolving STEM landscape.
1J.D. Power 2025 Certified Customer Service ProgramSM recognition is based on successful completion of an evaluation and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. Visit J.D. Power for more details.

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Ramy Tadros, Regional President, U.S. Business, and Head of MLH	2025 Total Compensation: $8.0M
Ramy Tadros serves as Regional President of MetLife’s U.S. Business and leads MLH. Mr. Tadros oversees two industry-leading businesses in the U.S.: Group Benefits and RIS, and also leads MLH which contains products and businesses no longer actively marketed in the U.S. The businesses under Mr. Tadros’ leadership collectively represent more than 60% of MetLife’s Core Adjusted Earnings for 2025.	Salary	12%
	AVIP	26%
	LTI	62%
	Total Variable (performance-based)	88%
With Mr. Tadros’ leadership, the business:
•Delivered $1.7 billion of Core Adjusted Earnings in Group Benefits, reflecting strong group life underwriting and effective cost discipline in a dynamic operating environment.
•Delivered $1.7 billion of Core Adjusted Earnings in RIS, driven by disciplined capital deployment, effective use of strategic reinsurance to enhance capital flexibility, and strong performance across a diversified retirement platform.
•Generated over $40 billion of total sales in 2025 in RIS, its highest level on record, including $14 billion of U.S. pension risk transfer transactions, demonstrating the strength and scalability of its retirement solutions platform.
•Launched a new retail annuity reinsurance platform within RIS, executing initial flow reinsurance transactions and establishing partnerships that create a scalable, capital‑efficient liability origination channel for future growth.
•Generated solid Core Adjusted Earnings in MLH, reflecting effective closed-block portfolio management and ongoing risk and capital intensity reduction.
•Executed a reinsurance transaction with Talcott, transferring $10 billion of U.S. retail variable annuity and rider reserves within MLH to reduce legacy tail risk and capital intensity.
•Advanced deployment of technology and AI capabilities across the above businesses, in partnership with GTO, to drive growth, enhance customer sentiment, and realize efficiency gains across the value chain.
•Strengthened talent attraction and retention through people development and culture, as evidenced by above-benchmark employee engagement results.

Marlene Debel, EVP, CRO of MetLife, Inc., and Head of MII	2025 Total Compensation: $6.6M
Marlene Debel is EVP, CRO of MetLife, Inc., and Head of MII, responsible for monitoring, analyzing and managing both financial and non-financial risk for the enterprise, as well as overseeing MetLife’s general account investment portfolio.	Salary	13%
	AVIP	30%
	LTI	57%
	Total Variable (performance-based)	87%
With Ms. Debel’s leadership, her team:
•Maintained key risk metrics within tolerance levels and improved risk management strategies amid global volatility.
•Advanced New Frontier strategy by ensuring appropriate risk-return profiles for new products and businesses and enhancing the oversight of financial and non-financial risks, including the implementation of innovative technology initiatives.
•Enhanced reinsurance capabilities; developed and implemented new operational processes and guardrails across GRM and MII to support the execution of reinsurance activities across the company.
•Supported MIM’s growth aspirations by managing key regulatory and risk requirements necessary for the successful acquisition of the traditional fixed income and equity portfolio management teams from Mesirow, and completed the
PineBridge Investments acquisition, including implementing new governance structures.
•Advanced AI as a strategic enabler by operationalizing the Responsible Use of AI Policy in partnership with GTO, including implementing a new AI model risk inventory platform.
•Enhanced MII’s asset allocation process, investment analytics, and performance metrics to drive insights and decision-making during changing market conditions.
•Strengthened talent pipeline and advanced GRM and MII on key cultural enablers of strategy as reflected in employee engagement feedback.

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02	What are our executive compensation practices?
Compensation Philosophy and Objectives

•Provide competitive Total Compensation opportunities to attract, retain, engage, and motivate high-performing executives.
•Align compensation plans with short- and long-term business strategies.
•Align the financial interests of executives with shareholders through granting of LTI and share ownership guidelines.
•Make a vast majority of Total Compensation variable and subject to Company business segment, and individual performance.
Key Features of MetLife’s Executive Compensation Program

MetLife’s compensation program has multiple features that promote the Company’s success, including:
•paying for performance: the vast majority of compensation is variable without guarantee, and dependent on achieving business and TSR results;
•aligning executives’ interests with those of shareholders: the vast majority of executive incentive compensation is share-based, and employees at the Senior Vice-President level and above are expected to meet share ownership guidelines;
•encouraging long-term decision making: the ultimate value of Performance Shares is determined by the
Company’s performance over three years, and Restricted Stock Units vest over three years;
•rewarding achievement of the Company’s business goals: annual incentive awards are based on Company performance compared to its Business Plan; individual awards reflect individual contributions related to achieving annual goals;
•avoiding incentives to take excessive risk: the Company does not make formulaic individual awards, uses Adjusted
Earnings (which excludes net investment gains and losses, net derivative gains and losses, and market risk benefit remeasurement gains and losses) as a key performance indicator, avoids incentives to take excessive risks in the
Company’s investment portfolio, and uses multi-year performance to determine the payout of LTI. The Company also maintains compensation risk-mitigation policies including clawbacks, hedging and pledging prohibitions, and executive ownership guidelines; and
•maintaining performance-based and incentive-based compensation recoupment (“clawback”) policies:
the Company may seek recovery of compensation for an employee’s fraudulent or other wrongful conduct that harmed
MetLife, including an accounting restatement as a result of material noncompliance with financial reporting requirements. In addition, executive officers are required to repay erroneously awarded compensation in the event of certain financial restatements, regardless of fault.

The Company’s compensation program excludes practices that would be contrary to the Company’s compensation philosophy and contrary to shareholders’ interests. For example, the Company:
•does not offer executive officers a supplemental executive retirement plan that adds years of service or includes LTI compensation in the benefits formula;
•does not provide excessive perquisites;
•does not allow repricing or replacing of Stock Options without prior shareholder approval;

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•does not provide “single trigger” change-in-control severance, or any automatic “single trigger” vesting of LTI upon a change-in-control without the opportunity for the Company or a successor to substitute equivalent alternative awards that remain subject to vesting;
•does not provide change-in-control cash severance beyond two times an executive officer’s total annual cash compensation (i.e., salary and average annual cash incentive pay);
•does not provide for any tax gross-up for change-in-control related payments, or tax gross-up for any perquisites or benefits, other than for relocation or other transition arrangements;
•does not allow directors, executives, or other associates to engage in pledging, hedging, short sales, or trading in put and call options with respect to the Company’s securities; and
•does not offer employment contracts to U.S.-based executive officers.
Say-on-Pay Vote and Shareholder Engagement
The Committee reviews the results of the Company’s “Say on Pay” vote, discusses input provided by shareholders as part of the Company’s governance shareholder engagement process, and considers both when reviewing the Company’s executive compensation program. In 2025, 95% of shares voted to approve the Company’s executive compensation program and the resulting compensation described in the 2025 Proxy Statement (excluding abstentions). Since 2011, the Company’s vote has been on average 96% positive.
Because the 2025 vote was advisory, the result was not binding on the Committee. However, the Committee took into account that strong support in reviewing the program.
The Company has also discussed the vote, along with aspects of its executive compensation, business strategy, corporate governance practices, talent management, and corporate responsibility initiatives, with several of its largest shareholders to gain a deeper understanding of their perspectives. See Shareholder Engagement for more information.
With regard to executive compensation, in recent years shareholders generally:
•praised the quality of the Company’s disclosure, consistency in program design, performance metrics, and clear articulation of business strategy;
•supported the Company’s executive compensation program design and its alignment with the Company’s business strategy;
•encouraged management to continue to execute consistently; and
•agreed that the Committee’s selective use of informed judgment in the design and administration of incentive plans is reasonable, so long as it aligns with performance.
Support for the Company’s executive compensation program has been consistently favorable as indicated in the chart below.
See Shareholder Engagement for additional information.

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Components of Compensation and Benefits
The primary components of the Company’s regular executive compensation and benefits program play various strategic roles:

Description	Strategic Role
Total Compensation
Base Salary is determined based on position, scope of responsibilities, individual performance and experience, and competitive data	Provides fixed compensation for services during the year
Annual Incentive Awards are:
•Variable based on performance relative to Company and
individual goals and additional business challenges or
opportunities that arose during the year
•Determined through the Committee assessment of all of
the factors as a whole

•Serve as the primary compensation vehicle for
recognizing and differentiating business and individual
performance each year
•Motivate executive officers and other employees to
achieve strong annual business results that will
contribute to the Company’s long-term success, without
creating an incentive to take excessive risk

Stock-Based LTI Awards are:
•Based on the Committee’s assessment of individual
responsibility, performance, relative contribution, and
potential for assuming increased responsibilities, and
future contributions
•Dependent on a combination of MetLife’s performance
and the value of shares (Performance Shares), or the
value of shares (Restricted Stock Units), Cash-paid
equivalents may be used outside the U.S.
•Granted each year to provide overlapping vesting and
performance cycles
•Delivered to executive officers as part of Total
Compensation, in these proportions

•Ensure that executive officers have a significant
continuing stake in the long-term financial success of the
Company (see “Executive Share Ownership” in How do
we manage risk related to our compensation program?)
•Align executives’ interests with those of shareholders
•Encourage decisions and reward performance that
contribute to the long-term growth of the Company’s
business and enhance shareholder value
•Motivate executive officers to outperform
MetLife’s competition
•Encourage executives to remain with MetLife

Stock-Based LTI Mix for CEO and Other Executive Officers

■	Restricted Stock Units	■	Performance Shares

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Benefits
Retirement Program and Other Benefits include
post-retirement income (pension) and the opportunity to
save a portion of current compensation for retirement
and other future needs (401(k) program and
nonqualified deferred compensation).
Attract and retain executives and other employees.
Potential Termination Payments
Severance Pay and Related Benefits include transition assistance if employment ends due to job elimination or, in limited circumstances, performance.	Encourage focus on transition to other opportunities and allow the Company to obtain a release of employment-related claims.
Change-in-Control Benefits include:
•Double-trigger severance pay and related benefits, if the
executive officer’s employment is terminated without
cause or the executive officer resigns with good reason
following a change-in-control
•Replacement or vesting of LTI

•Retain executive officers during a change-in-control
•Promote the unbiased efforts of the executive officers
to maximize shareholder value during and after a
change-in-control
•Keep executives whole in situations where shares may
no longer exist or awards otherwise cannot or will not
be replaced

Determining Total Compensation for 2025 Performance
In determining executive compensation for performance year 2025, the Committee considered executive officer performance both as a whole and individually. The Committee made its decisions in the context of its review of business results, including those described in Highlights of Business Results. The Committee also reviewed reports and analyses on competitive compensation for comparable positions at peer companies, and in the broader market where the Company competes for executive talent.
A description of the process for determining Total Compensation follows.
Determining CEO Compensation
Early in 2025, Mr. Khalaf and the Committee established goals and objectives for Mr. Khalaf designed to drive Company performance, including executives’ shared responsibility for 2025 financial performance.
The Committee assessed Mr. Khalaf’s 2025 performance against these goals in early 2026. The Committee recommended and the
Independent Board of Directors approved Total Compensation for Mr. Khalaf, including annual incentive and LTI, based on this assessment. See Highlights of Business Results and Aspects of Executive Performance for additional information.
Determining Compensation of Other Executive Officers
Early in 2025, Mr. Khalaf and each of the other executive officers agreed on the executive’s goals for 2025.
In early 2026, Mr. Khalaf evaluated and shared with the Committee an assessment of each of the other executive officer’s performance during 2025 relative to the executive’s goals and the additional business challenges and opportunities that arose during the year. Mr. Khalaf recommended and discussed with the Committee the Total Compensation amounts for each executive officer, other than himself. The Committee reviewed and endorsed each executive officer’s Total Compensation for the Board’s approval and considering each executive’s performance, future potential, available competitive data, compensation opportunities for each position, retention needs, and internal equity, aligned with MetLife’s compensation philosophy and objectives.
The CHRO gave the Committee recommendations on the form and overall level of executive compensation. The CHRO provided guidance and information to Mr. Khalaf to assist in this process, other than with respect to the CHRO’s own compensation. The CHRO also provided guidance to the Committee on its general administration of the program provisions in which executive officer, as well as other employees, participate.
Other than as described above, no executive officer played a role in determining the compensation of any of the other executive officers. No executive officer took part in the Board’s consideration of the executive’s own compensation. The CEO does not have any authority to grant share-based awards of any kind to any executive officer, the Chief Accounting Officer, or
Non-Management Directors of the Company.

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03	How did we compensate our CEO and other Named Executive Officers?
Base Salary
The base salaries earned by the NEOs in 2025 are reported in the Summary Compensation Table.
The Compensation Committee recommended and the Board approved annual base salary increases in 2025 of $35,000 for
Messrs. McCallion, Pappas, and Tadros; and $30,000 for Ms. Debel. Adjustments were made in consideration of performance, responsibilities, and the competitive market.
Annual Incentive Awards
The MetLife Annual Variable Incentive Plan (AVIP) provides eligible employees, including executive officers, the opportunity to earn annual cash incentive awards. Awards for 2025 performance were administered under this program and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
AVIP Performance Funding
Each year, the Committee endorses the maximum aggregate funding available for AVIP awards for eligible employees around the world, approximately 27,400 employees for 2025.
Consistent with past practice, this approach uses an AVIP Performance Funding Level, a number based on the Company’s
Adjusted Earnings performance compared to the Company’s 2025 Business Plan, multiplied by the total annual incentive compensation planning targets for all eligible employees, subject to the Committee’s assessment of overall performance and other relevant factors.
The Committee uses Adjusted Earnings as a key metric because doing so aligns compensation with bottom-line performance that generates shareholder value over time. Using Adjusted Earnings, rather than GAAP net income, focuses on the Company’s primary businesses principally by excluding the impact of (i) market volatility which could distort trends,
(ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments, as well as excludes results of discontinued operations under GAAP. These factors help to mitigate the potential for excessive risk-taking.
To facilitate prudent risk management, the Company calculates Adjusted Earnings for AVIP by eliminating the impact (if any) of
VII on an after-tax basis if it was higher or lower than the Business Plan goal by 10% or more.

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The following chart outlines the Company’s 2025 performance within the established methodology:
Adjusted Earnings for AVIP
(as a percentage of Business Plan Adjusted Earnings Goal)
*2025 AVIP Performance Funding Level
See Appendix A for further details.
The Committee’s approach avoids providing incentives for employees to take excessive risk through the following:
•Adjusted Earnings excludes net investment gains and losses, net derivative gains and losses, and market risk benefit remeasurement gains and losses;
•The AVIP funding formula further excludes VII on an after-tax basis that is more than 10% higher or lower than the Business
Plan goal. This avoids excessive rewards or penalties due to volatile investment returns. As a result, it eliminates any incentive to take excessive risk in the Company’s investment portfolio and so facilitates prudent risk management. Because
VII for 2025 was below this range on an after-tax basis by $72 million, Adjusted Earnings for AVIP purposes was increased by that amount per the standard plan design; and
•The AVIP funding formula is not an unlimited function of revenues. Rather, this approach caps the amount available for AVIP awards and is a function of financial measures that take account of the Company’s costs and liabilities.
The Adjusted Earnings that the Committee used for 2025 AVIP funding purposes was above the 2025 Business Plan target driven by the positive impact from the annual actuarial assumption review, higher market factors and favorable tax items, largely offset by lower volume growth and lower VII within the 10% collar, due to lower: (i) real estate and other funds; and
(ii) private equity returns.
For purposes of determining 2025 AVIP Adjusted Earnings, as noted, Adjusted Earnings was modified by $72 million per the
VII collar design feature and also modified for the following adjustments which resulted in a combined impact of $197 million, net of income tax, or 3.3% increase to Adjusted Earnings for AVIP purposes:

Reason for adjustment	Amount (in millions, net of income tax) ($)
VII adjustment per AVIP design feature	72
Asbestos litigation expense	52
Strategic reinsurance transactions	31
Mexico industry-wide tax law change	100
Modifications to Adjusted Earnings definition for real estate depreciation expense & MIM intangible asset amortization	(58)
Total change to Adjusted Earnings for AVIP	197

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Asbestos litigation expense. As part of its standard practice, the Company reviews its asbestos litigation liability periodically with a full assessment conducted annually. As a result of the 2025 annual review, the Company recorded an additional reserve in the amount of $52 million, net of income tax, based on certain updated assumptions. The increase in asbestos litigation expense, from allegations that are decades-old, does not relate to the Company's current operations or reflect the consequences of any current management decisions. Rather, this charge reflects updated experience trends and projections of future potential scenarios. Accordingly, management excluded this charge to neutralize the impact, and as a result, 2025
Adjusted Earnings for AVIP purposes was increased by this amount, consistent with past practice.
Strategic reinsurance transactions. The Company announced strategic reinsurance transactions with Chariot Reinsurance,
Ltd. and Talcott Resolution Life Insurance Company, respectively (i.e., third-party reinsurers). However, due to uncertainty regarding execution, timing and magnitude they were not included in the 2025 Business Plan. Management excluded a charge of $31 million, net of income tax, related to the forgone earnings impacts of these transactions from the 2025 AVIP Adjusted
Earnings. This is consistent with past practice where the Committee has approved modifications for M&A type transactions, whether a positive or negative impact to Adjusted Earnings, if not included in the Business Plan.
Mexico industry-wide tax law change. The Company resolved an industry-wide tax matter in Mexico regarding the
Value-Added Tax (VAT) deduction of certain health insurance claims expenses. This resolution and related change in tax law resulted in charges of $100 million, net of income tax, in 2025 in the Latin America segment. Management excluded these charges from the 2025 AVIP Adjusted Earnings as this resolution and related change in tax law was not known at the time the
2025 Business Plan was approved. This is consistent with past practice where the Committee has approved modifications for tax law changes, whether a positive or negative impact to Adjusted Earnings, if not included in the Business Plan.
Modifications to Adjusted Earnings definition for real estate depreciation expense & MIM intangible asset amortization. In line with strategic developments in the businesses and the related segment reporting changes, management has modified its definition of Adjusted Earnings on a prospective basis beginning in the fourth quarter of 2025 to exclude:
(i) real estate depreciation expense; and (ii) MIM intangible asset amortization. Since the definition of Adjusted Earnings for the
2025 Business Plan for AVIP was already approved by the Board at the February 19, 2025 Committee meeting, management did not include the positive impact of these changes ($58 million, net of income tax) in its 2025 Adjusted Earnings.
Annual Incentive Awards
The Committee endorsed the executive officers’ 2025 individual annual awards in consideration of the Company’s key financial performance goals and results described in Highlights of Business Results and key aspects of the performance of each of the
NEOs relative to their objectives as discussed in Aspects of Executive Performance. Each of these awards is reported in the
“Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Stock-Based LTI
Each year, the Committee endorses the LTI award value for approval by the Independent Directors in consideration of the
Company’s key financial performance goals and results as part of MetLife’s Total Compensation program. The Company’s LTI includes Performance Shares and Restricted Stock Units, and, for awards granted outside the U.S. cash payable equivalents.
No monetary consideration was paid by a NEO for any awards. The Committee endorses the number of Performance Shares and Restricted Stock Units (and cash payable equivalents) under each award by dividing that portion of the LTI award value by the share closing price on the grant date. If the share closing price on the grant date is outside a 15% range (higher or lower)
of the average share closing price for the year to date, MetLife uses that average closing price instead of the closing price on the grant date to determine the number of units under each LTI award. While the number of target Performance Shares and the number of Restricted Stock Units granted is based on the price per share at the time of grant, the shares earned and vested are paid at the then-current future price that may be higher or lower. This ties pay delivery to absolute TSR performance and is an important part of the incentive plan design.
For awards granted before 2026, no dividends or dividend equivalents are earned. For awards granted in 2026, dividend equivalents will be accrued on Restricted Stock Units and Performance Shares (and cash payable equivalents). Dividend equivalents are being introduced to further link executives’ compensation with our share performance and enhance alignment with prevalent competitive practice. Dividend equivalents accrue based on cash dividends declared on the Company’s common stock from grant date until the award vests and is distributed. For Performance Shares, dividend equivalents will reflect the applicable performance factor. Dividend equivalents are paid in cash after vesting and settlement, without interest, and are subject to the same terms and conditions of the underlying award.
For information about the specific grants of LTI to the NEOs in 2025, see Grants of Plan-Based Awards in 2025.

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Performance Shares
MetLife delivers shares to settle Performance Share awards after the end of a three-year period, with the number of shares determined by Company performance against pre-established goals for each three-year period. The Committee has established performance metrics for Performance Share awards using:
•Absolute metric: the Company’s Adjusted ROE compared to its Business Plan goal; and
•Relative metric: TSR, which reflects total return on shares including change in share price and imputed reinvested dividends, compared to the group of Company competitors (see Comparator Group and Performance Share TSR
Peer Group).
The Committee uses Adjusted ROE because it directly supports the Company’s strategy to achieve superior shareholder returns. Adjusted ROE focuses employees on the efficient use of capital, which will drive TSR over time. The use of TSR ensures that final awards are aligned with our shareholders’ return on their investment.
The performance goal for Adjusted ROE is established at the beginning of each three-year performance period and is based on a rigorous long-range Business Plan that is vetted and approved by the Board. This Business Plan is informed by macroeconomic forecasts as well as industry and peer performance.
The Board has set Adjusted ROE Business Plan goals that require a meaningful stretch from prior goals and performance, in light of the Company’s commitment to responsible growth through management performance, while also considering tax changes, accounting changes, and movements in currency exchange rates, interest rates, and other market factors.
For the relative TSR component of the performance factor, the Company’s performance is compared against insurance industry competitors around the world reflective of MetLife’s business model and global scope of operations reach. As a result, the TSR metric uses the TSR Peer Group, a group of competitors for capital, business, and executive talent that is more globally diverse than the Comparator Group the Committee uses for peer Total Compensation purposes.
The following table shows the metrics used to determine the performance factor for Performance Shares relative to the goals for the applicable three-year performance period:
Performance Share Performance Factor Determinations

	Adjusted ROE Performance as a Percentage of Business Plan Goal (%)	TSR Performance as a Percentile of Peers (%tile)	Performance Factor (%)
Below Threshold	0-79	0-24th	—
Threshold	80	25th	25
Target	100	50th	100
Maximum	120	87.5th	175
Above Maximum	121+	87.6th-99th	175
The two factors are equally weighted (50%). Each factor will be interpolated between threshold, target, and maximum on a straight-line basis. The entire performance factor will be capped at 100% irrespective of Adjusted ROE or TSR Performance if the Company’s absolute TSR for the performance period is zero or negative.
For awards made in 2019 and later, the following provisions apply to minimize the need for discretion and enhance participant understanding of outcomes:
Adjusted ROE: For each Performance Share period, the Adjusted ROE goal considers the target range shared with MetLife investors. For the 2025-2027 performance period, the Adjusted ROE goal was established within the 15%-17% range communicated at the Company’s 2024 Investor Day. The Committee will modify the Adjusted ROE performance factor component if it determines that a “Significant Event,” standing alone, changed the Adjusted ROE performance result by 1% or more compared to the Company’s Business Plan. “Significant Events” include accounting changes, business combinations, restructuring, nonrecurring tax events, common share issuance or repurchases, catastrophes, litigation and regulatory settlements, asbestos and environmental events, certain specified classes of non-coupon investments, and other significant nonrecurring, infrequent, or unusual items.

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TSR: If an event has or will have a substantial effect on the business or TSR of a TSR Peer Group company, the Committee will remove that company from the list. Such events include bankruptcies, insolvencies, delisting, and divestitures, mergers, acquisitions, or similar transactions that significantly change the major markets or operational scope of business.
2023-2025 Performance Share Payout
The following charts show the metrics used to determine the performance factor for awards granted in 2023 and how the outcome was tied to Company performance relative to the goals for the 2023-2025 performance period:

Adjusted ROE: 50% Component of Performance Factor
Performance Factor
175%
115.0%*
100%
25%
0%
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
Actual: 16.3%
12.5% (80%)
15.6% (Goal)
18.7% (120%)
Adjusted ROE Performance
(as a Percentage of Business Plan Goal)
*2023-2025 Performance Factor component
TSR: 50% Component of Performance Factor
Performance Factor
175%
100%
25%
0%*
0%
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
Actual: 12th percentile
1st percentile
25th percentile
50th percentile
87.5th percentile
TSR Performance
(as a Percentile of Peers)
*2023-2025 Performance Factor component
Performance Factor 57.5% (average)

The Committee established the Adjusted ROE performance goal for the 2023-2025 Performance Shares in early 2023.
Per the terms of the Performance Share Awards (Awards), the Committee modified the calculation of the Adjusted ROE performance component to reflect “Significant Events” as defined in the Awards, each of which had an effect on Adjusted ROE performance result by 1% or more compared to the Company’s three-year Business Plan, which included the following
Significant Events:
VII outside +/- 10% of earnings across three-year Business Plan: For the three-year period, VII was below the three-year
Business Plan, driven by unfavorable returns on private equity and real estate funds and met the criteria of a Significant Event, resulting in a $2.4 billion, net of income tax, increase to Adjusted Earnings and the corresponding average equity impact.
Asbestos litigation expense. As part of its standard practice, the Company reviews its decades-long asbestos liability periodically with a full assessment conducted annually. As a result of the 2023, 2024 and 2025 annual reviews, the Company recorded additional reserves based on certain updated assumptions and this met the criteria of a Significant Event, resulting in a $200 million, net of income tax, increase to Adjusted Earnings and the corresponding average equity impact.
Mexico industry-wide tax law change. The Company resolved an industry-wide tax matter in Mexico regarding the value-added tax deduction of certain health insurance claims expenses. As a result, the Company recorded additional reserves based on this resolution and related change in tax law and this met the criteria of a Significant Event, resulting in a $100 million, net of income tax, increase to Adjusted Earnings and the corresponding average equity impact.

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Change in common share issuances or repurchases (average adjusted equity only). Over the three-year period, share repurchases were moderately higher than the 2023-2025 Business Plan. This event meets the criteria of a Significant Event, resulting in an increase to average adjusted equity.
Value Realized From Performance Shares Vested in 2025
This table shows how the performance factor and change in share value affected the value that award holders realized from
2023-2025 Performance Shares (or cash equivalents):

2023-2025 Performance Shares - Realized Value Illustration
Event	# of Shares (example only)	Date	Share Price ($)	Award Value (pre-tax) ($)
At Grant	1,000	February 28, 2023	71.73	71,730
At Board approval of 57.5% of Target Performance Factor	575	February 24, 2026	75.34	43,321
Award Value at Board approval of Performance Factor as a % of Award Value at Grant (reflects Performance Factor and change in Share price)				60%
Award Value differs from the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718;
the grant date fair value was disclosed in the Company's 2023 Proxy Statement on the Grants of Plan-Based Awards table.
For more information, see Option Exercises and Stock Awards Vested in 2025.
Outstanding Performance Shares continue to vest. As a result, those Performance Shares continue to reflect MetLife’s
Adjusted ROE performance and TSR. For more information, see Outstanding Equity Awards at 2025 Fiscal Year-End.
Stock Options
In 2024 and earlier the Company granted Stock Options as part of regular annual LTI with an exercise price equal to the closing price of shares on the grant date. The realized value of Stock Options depends exclusively on increases in the price of shares. One-third of each award of Stock Options becomes vested and exercisable on each of the first three anniversaries of the date of grant. Stock options were not granted in 2025 or 2026, for focus on strategic performance that drives TSR reflected in Performance Shares, and retention and ownership inherent in Restricted Stock Units.
Restricted Stock Units
The Company delivers shares for Restricted Stock Units after the end of a predetermined vesting period. Awards generally vest in one-thirds, and shares are delivered, after each of the first three anniversaries of the grant date.
From time to time, the Company grants Restricted Stock Units that vest in their entirety on the third or later anniversary of their grant date. It does so to encourage a candidate to begin employment with MetLife (especially where the candidate would forfeit long-term compensation awards from another employer by doing so) or as a means of reinforcing retention efforts, particularly in cases of exceptional performance, critical skills, or key roles.
Phantom Stock-Based Awards
The Company grants cash-settled stock-based awards (Phantom Awards) to employees based outside the
United States, if paying cash is more appropriate than delivering shares in light of tax and other regulatory circumstances.
Each such vehicle has the same LTI award value, performance metrics, and vesting requirements as its Share-payable equivalent.
Rule of 65 for LTI Vesting
Employees whose combined age and complete years of MetLife employment is 65 or more, with at least five complete years of
MetLife employment (Rule of 65), will generally retain their awards following the end of their employment, unless discharged for cause, and subject to the below restrictive covenants.
Restrictive Covenants
To protect the Company, MetLife’s LTI provides that executive officers who leave MetLife and provide services to a competitor, or any employee who violates MetLife’s U.S. agreement to protect corporate property and any successor or related agreement
(Property Agreement) or disparages MetLife, may lose those awards. The Property Agreement protects MetLife’s ownership of its property and information (including intellectual property), and prohibits the employee from interfering with MetLife’s business or soliciting MetLife’s employees or certain of its agents to leave MetLife until 18 months following the end of employment.

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Retirement and Other Benefits
MetLife recognizes the importance of providing comprehensive, cost-effective benefits to attract, retain, engage, and motivate talented employees. The Company reviews its benefits program from time to time and makes adjustments to the design of the program to meet these objectives and to remain competitive with other employers.
U.S.-Based Pension Program
The Company sponsors a pension program in which all eligible U.S.-based employees, including each U.S.-based executive officer, participate after one year of service. The program rewards employees for the length of their service and, indirectly, for their job performance because the amount of benefits increases with the length of employees’ service and the salary and annual incentive awards they earn.
The program includes the MetLife Retirement Plan (Retirement Plan) and the MetLife Auxiliary Plan (Auxiliary Plan). The
Auxiliary Plan provides pension benefits that would apply under the (qualified) Retirement Plan if U.S. tax limits on eligible compensation did not apply. It provides no additional or special benefits for executive officers. The same compensation formulas were used for benefits accrued in both plans in 2025.
Pension Plans Applicable to Mr. Khalaf
Mr. Khalaf is a participant in the Deferred Compensation Plan for Globally Mobile Employees (Global Plan) and the Alico
Overseas Pension Plan (Overseas Plan). He did not accrue any benefits for his compensation and service in 2025 under either plan. However, his potential early retirement reduction factor under each plan changed as a result of the difference in his age from year-end 2024 to year-end 2025. For additional information about pension benefits for the NEOs, see Pension
Benefits at 2025 Fiscal Year-End.
401(k) Program for U.S.-Based Executives
The Company offers a 401(k) program for U.S.-based employees, including executive officers, who may contribute a portion of their eligible compensation. The program includes the MetLife 401(k) Plan (401(k) Plan) and the MetLife Auxiliary Match Plan
(Match Plan). The 401(k) Plan offers pre-tax, Roth, after-tax, and catch-up contributions, along with employer matching contributions. The Match Plan provides for employer contributions that would apply under the 401(k) Plan if the U.S. tax limits on eligible compensation did not apply.
The employer matching contributions for NEOs are reported in the "All Other Compensation" column of the Summary
Compensation Table. Contributions and account balances for the Match Plan are detailed in the Nonqualified Deferred
Compensation at 2025 Fiscal Year-End table.
U.S.-Based Nonqualified Deferred Compensation Program
The Company also sponsors a nonqualified deferred compensation program for U.S. employees at the Assistant Vice
President level and above, including NEOs, to defer eligible compensation. Details are provided in the Nonqualified Deferred
Compensation at 2025 Fiscal Year-End table.
Perquisites
The Company provided executive officers limited perquisites in 2025.
•To maximize the accessibility and security of executive officers, the Company made leased vehicles and drivers or other car services available to executives for commuting and personal use.
•The Company leases an aircraft for purposes of efficient business travel and security for our executives. While the CEO may occasionally use the aircraft for personal travel at the Company’s expense, the Company policy does not require him to use the aircraft for all personal and business travel. The policy allows for companion travel on business-related flights on the aircraft by personal guests of the executive officers, as approved by the CEO. If the executive officers or their guests use the aircraft for personal purposes, income is imputed to the employees for such personal use in accordance with the U.S.
Internal Revenue Code (Code).
•For recordkeeping and administrative convenience, the Company paid certain other costs, such as incidental personal expenses for executive officers related to business functions. The Company’s incremental cost for these items was less than $500 for each of the NEOs.

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•The Company holds events to facilitate and strengthen its relationship with customers, potential customers, and other business partners, such as events at MetLife Stadium. The Company occasionally allows employees, including executive officers, their family members, and their personal guests, personal use of its facilities at MetLife Stadium, to the extent space at such events is available or the facilities are not in use for business purposes.
•NEOs are responsible for any personal income taxes due as a result of receiving any of the above benefits. The Company does not pay, or gross-up any compensation to cover, any Executive Officer’s income tax on benefits or perquisites.
To promote the executive officers’ safety while not at MetLife’s offices, the Company provides them with security protection, which is considered a business necessity. Consistent with current market dynamics, there is heightened focus on executive security with situational protection provided based on periodic assessment of needs/risks.
The incremental cost of perquisites provided to the NEOs for 2025 is included in the “All Other Compensation” column of the
Summary Compensation Table, if the total cost of those perquisites for that executive exceeds $10,000.
Potential Termination Payments
Severance and Related Benefits
The Company’s standard severance program applies to U.S.-based executive officers whose employment ends involuntarily due to job elimination or, in limited cases, performance. The program offers severance pay, outplacement services, and other benefits. Employees terminated for cause (as defined under the program) are not eligible for benefits. Severance pay is based on salary grade, base salary rate, and length of service, with higher potential pay for officer-level employees and longer tenured employees. Depending on the terms of the individual’s particular award, employees who meet the Rule of 65 or other applicable age and service criteria retain their outstanding LTI. Otherwise, employees who receive severance pay also generally receive a pro-rata cash payment in consideration of certain forfeited Performance Shares (generally, those awards granted in prior calendar years).
Change-in-Control Arrangements
The Company has arrangements for executive officers' compensation and benefits in the event of a change-in-control of
MetLife. No executive officers are entitled to excise tax gross-ups on severance pay or other benefits in such events. The
MetLife Executive Severance Plan (Executive Severance Plan) applies to all executive officers.
The Board determined the terms of the plan based on its judgment of what is necessary to maximize shareholder value should a change-in-control occur. The Company designed the elements of its change-in-control definition to include circumstances where effective control over the Company would be captured by interests that differ substantially from those of the broad shareholder base the Company now has, without impinging on the Company’s flexibility to engage in transactions that are unlikely to involve such a transformation. An executive officer who receives benefits under the Executive Severance Plan would not also be eligible to receive severance pay under the Company’s severance plan that is available to substantially all salaried employees.
The Executive Severance Plan does not provide for any payments or benefits based solely on a change-in-control of MetLife.
Rather, the Plan provides for severance pay and related benefits only if the executive’s employment ends under defined circumstances.
The Company's LTI plan includes change-in-control provisions, allowing for the substitution of equivalent value awards of the acquirer with no less favorable vesting provisions. If no substitution occurs, the Committee has the discretion to accelerate the awards, but there is no automatic substitution upon a change-in-control.
For more details, see Potential Payments upon Termination or Change-in-Control at 2025 Fiscal Year-End.

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04	How do we review compensation against peer companies?
The Committee annually reviews the competitiveness of MetLife’s Total Compensation framework using data reflecting a comparator group of companies in the insurance and broader financial services industries with which MetLife competes for executive talent (Comparator Group).
The Committee chose the members of the Comparator Group based on the size of the firms relative to MetLife and the extent of their global presence or their similarity to MetLife in the importance of investment, and risk management to their businesses, as well as their being competitors for executive talent. The Committee annually reviews the composition of the Comparator
Group to ensure that the group remains an appropriate comparator group for the Company.
In determining the executive officer’s Total Compensation for 2025, the Committee considered the global nature of the
Company’s business and the Company’s size, scope, and complexity relative to its peers, the challenges the executive officer manages, and the Committee’s expectations for the executive’s and the Company’s performance. MetLife’s competitive compensation philosophy is generally to provide Total Compensation around the size-adjusted median for similar positions at
Comparator Group companies, taking into account MetLife’s assets, revenue, and market capitalization relative to other companies in the Comparator Group. As a result, the Committee considered an executive officer’s Total Compensation to be competitive if it fell within a reasonable range of that size-adjusted median. While the Committee considers the competitive range, its compensation decisions are also based on individual factors such as performance, expectations of contributions to future performance, experience, and retention. The Committee reviewed elements of each executive officer’s Total
Compensation in comparison to available Comparator Group data, with a primary focus on Total Compensation. For 2025 performance and expectations of future contributions, each NEO’s Total Compensation fell within this reasonable range of the size-adjusted median for the executive’s 2025 position.

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Comparator Group and Performance Share TSR Peer Group
MetLife competes for executive talent with the compensation Comparator Group companies in the insurance and broader financial services industries. These companies also disclose compensation data that allows the Company to make useful comparisons.
The Performance Share TSR Peer Group includes MetLife’s key publicly traded insurance company competitors for business and/or investors. These global competitors face business challenges similar to those MetLife faces, and therefore make more appropriate performance comparators than some of the Comparator Group companies.

Compensation Comparator Group: Insurance and Financial Services Companies (with ticker symbol)

Aflac (AFL)	The Hartford (HIG)	Allianz (ALV)	Principal Financial (PFG)	Performance Share TSR Peers: Insurance Companies (with ticker symbol)
AIG (AIG)	Manulife (MFC)	Dai-ichi (8750)	Prudential plc (PRU LN)
Allstate (ALL)	Prudential (PRU)	Globe Life Inc. (GL)	Unum (UNM)
AXA (AXA)	Sun Life (SLF)	Legal & General (LGEN)	Zurich (ZURN)
Chubb (CB)	Travelers (TRV)	Lincoln National (LNC)

American Express (AXP)	Morgan Stanley (MS)
Bank of America (BAC)	U.S. Bancorp (USB)
Citigroup (C)	Wells Fargo (WFC)
JPMorgan Chase (JPM)

MetLife Positioning Relative to Comparator Group

	Revenues[2]	Total Assets[3]	Market Capitalization[3]
MetLife Percentile of Comparator Group[1]	71%	56%	23%
1Source for percentile data: 2025 Annual Reports on Forms 10-K, 20-F or 40-F as applicable, except source for AXA S.A.: Universal Registration Document
2025 - Annual Financial Report; Bloomberg. MetLife is excluded from the Comparator Group when determining its percentile.
2For fiscal year ended December 31, 2025.
3As of December 31, 2025.

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05	How do we manage risk related to our compensation program?
Risk Management
MetLife’s compensation program leverages best practices and has multiple features that contribute to prudent decision making and do not incent executives to take excessive risks, including balance in design, risk mitigation policies, and Committee oversight that extends to incentive arrangements below the executive officers.

Incentive compensation aligned with risk management
•Adjusted Earnings – an important incentive compensation metric – excludes net gains and losses attributable to investments, derivatives and market risk benefit remeasurement
•Executives are not penalized for hedging business exposures to risks inherent in a number of products, and not rewarded when the hedging positions benefit the Company
•Executives are not rewarded for harvesting capital gains beyond prudent capital and risk management
•Aligns with Company policy not to use derivatives for speculative purposes
•AVIP VII collar facilitates prudent risk management
•Company assesses Executives’ performance in risk management and governance practices

Long-term focus	•Three-year overlapping performance periods and vesting for LTI compensation •Time horizons for compensation reflect the extended time horizons to realize the results of many business decisions

Compensation Recoupment Policies (“clawback” and forfeiture)
Performance-Based Compensation Recoupment Policy
•Applies to all employees, including executive officers
•Company may seek to recoup performance-based compensation with respect to the period of misconduct
•Misconduct is fraudulent or other wrongful conduct that causes the Company or business financial or reputational harm, including an accounting restatement required by material noncompliance with financial reporting requirements
•For executive officers, Company may also seek to recoup compensation based on materially inaccurate performance measures, regardless of fault
•Applies to all equity award types (both time and performance based)
Recoupment of Erroneously Awarded Compensation under the Dodd-Frank Wall Street Reform and
Consumer Protection Act Policy
•Executive officers, including former officers are required to repay erroneously awarded compensation in the event of certain financial restatements regardless of fault

Hedging and pledging policies
•Directors and employees, including executive officers, may not short-sell, hedge, trade in put and call options in, or pledge their Company securities
•Intended to prevent a misalignment, or appearance of misalignment, of interests with shareholders

Annual risk-review of incentive compensation programs
•CRO reviews program, including incentive and commission arrangement below the executive level under
Committee oversight and reports to the Committee
•Intended to ensure that programs do not encourage excessive risk-taking
•Analyzes performance measures, performance periods, payment determination processes, management controls, and risk management processes
•CRO concluded for 2025 that compensation programs did not encourage excessive risk-taking and, as a result, are not reasonably likely to have a material adverse effect on the Company

Share ownership guidelines
•Ensure that executives’ interests are aligned with those of shareholders
•Encourage prudent risk-taking to the long-term benefit of shareholders
•Apply to employees at Senior Vice-President level and above, including executive officers
•Expected to retain all net shares acquired from compensation awards to achieve and maintain ownership at or above the guideline

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Executive Share Ownership
The Company sets share ownership guidelines based on an executive’s level of responsibility and may increase those guidelines upon an executive’s assuming additional responsibilities. Executives are expected to retain all net shares acquired from compensation awards to achieve and maintain ownership, at or above the guidelines. As of March 13, 2026, each NEO met or exceeded these guidelines.

Name	Guideline (Multiple of Annual Base Salary Rate)	What Counts	What Does Not Count
Michel A. Khalaf	7x	Shares the executives or their immediate family members own directly or in trust Shares deferred by the executives under the Company’s nonqualified deferred compensation program	Outstanding LTI awards
John D. McCallion	4x
Bill Pappas	4x
Ramy Tadros	4x
Marlene Debel	4x
LTI Award Timing Practices
The following information is provided as required by Item 402(x) of Regulation S-K. The Committee grants LTI to executive officers at or around its regularly scheduled meeting in February of each year. On the rare occasions when the Committee grants awards in connection with the hiring or change in responsibilities of an executive officer, or to encourage the executive to remain employed, it does so coincident with (or shortly after) the hiring, original vesting or payment date of awards from a prior employer that were forfeited to join MetLife, change in responsibilities, or other related changes. The Committee does not take MNPI into account when determining the timing and terms of LTI awards, and the Committee does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.
No LTI awards (including for the avoidance of doubt any option or stock appreciation right), were granted to any employees, including the NEOs in 2025 during any period beginning four business days before filing a periodic report or current report disclosing MNPI and ending one business day after such filing with the SEC.

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Summary Compensation Table
The table below presents compensation information for our NEOs for fiscal years 2025, 2024, and 2023. For discussion of the
Committee’s decisions, see the Compensation Discussion and Analysis.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)[1]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[3]	All Other Compensation ($)[4]	Total ($)
Michel A. Khalaf President and CEO	2025	1,500,000	14,797,601	—	4,600,000	1,095,186	371,486	22,364,273
	2024	1,500,000	11,590,462	1,672,128	4,600,000	636,545	322,044	20,321,179
	2023	1,475,000	11,285,532	1,597,381	4,800,000	1,088,180	279,916	20,526,009
John D. McCallion EVP, CFO of MetLife, Inc., and Head of MIM	2025	1,046,250	5,055,050	—	2,600,000	535,623	180,489	9,417,412
	2024	1,012,500	3,863,550	557,376	2,600,000	290,485	171,646	8,495,557
	2023	980,000	4,414,433	528,784	2,700,000	460,687	189,425	9,273,329
Bill Pappas EVP and Head of GTO	2025	963,750	4,365,808	—	2,100,000	367,298	122,550	7,919,406
	2024	930,625	3,322,679	479,349	2,100,000	286,343	125,225	7,244,221
	2023	901,250	3,624,013	448,921	2,200,000	343,987	128,050	7,646,221
Ramy Tadros Regional President, U.S. Business, and Head of MLH	2025	941,250	4,365,808	—	2,100,000	393,642	121,650	7,922,350
	2024	907,500	3,338,083	481,576	2,100,000	230,028	124,300	7,181,487
	2023	876,250	3,643,454	451,678	2,200,000	360,686	127,050	7,659,118
Marlene Debel EVP, CRO of MetLife, Inc., and Head of MII	2025	842,500	3,216,919	—	2,000,000	395,915	138,394	6,593,728
	2024	815,000	2,125,006	306,558	2,000,000	271,475	122,796	5,640,835
	2023	747,917	2,514,875	291,935	1,800,000	270,014	102,129	5,726,870
1The amounts reported for Stock Awards were calculated by multiplying the number of shares by the respective grant date fair value: $75.55 for February 25,
2025, $62.87 for February 27, 2024, $57.30 for August 31, 2023, and $65.68 for February 28, 2023, respectively. The amounts shown are the aggregate grant date fair value of the awards under ASC 718 consistent with the estimate of aggregate compensation cost to be recognized over the service period. For
Performance Shares, the amounts are based on target performance, which is a total performance factor of 100%. This is the “probable outcome” of the performance conditions to which those awards are subject, determined under ASC 718.
The grant date fair values of the Performance Shares assuming the highest level of performance conditions would be 1.75 times the amounts included in this column below, rounded down to the nearest whole Share, because the same grant date fair value per share would be used but the total performance factor used would be 175%. For 2025 Performance Share awards, that would produce the following hypothetical grant date fair values:

Name	Hypothetical Grant Date Fair Value of 2025-2027 Performance Shares at Maximum Performance Level ($)
Michel A. Khalaf	18,126,938
John D. McCallion	6,192,380
Bill Pappas	5,348,109
Ramy Tadros	5,348,109
Marlene Debel	3,940,688
For a description of the assumptions made in determining the expenses of share awards, see Notes 1 and 19 of the Notes to the Consolidated Financial
Statements in the 2025 and 2024 Form 10-K. In determining these expenses, the Company assumed that each NEO would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award for this reason was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column.
2The amounts reported were calculated by multiplying the number of Stock Options by a grant date fair value per option of: $17.13 for February 27, 2024, and
$17.56 for February 28, 2023, respectively. No monetary consideration was paid by a NEO for any awards.
The amounts shown are the aggregate grant date fair value of the Stock Options granted in each year under ASC 718, consistent with the estimate of aggregate compensation cost to be recognized over the service period. For a description of the assumptions made in determining the expenses of Stock
Option awards, see Notes 1 and 19 to the Consolidated Financial Statements in the 2025 and 2024 Form 10-K. In determining these expenses, it was assumed that each NEO would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column.

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3None of the Company’s NEOs had any above-market or preferential earnings on nonqualified deferred compensation in 2025 or any other year presented.
The change in pension value reported in this column represents the increase in actuarial present value of any NEOs accumulated benefit under all defined benefit and actuarial pension plans in which the NEO participates.
4The amounts shown include the following items:

Name	401(k) Plan and Match Plan Employer Contributions ($)[a]	Perquisites and Other Personal Benefits ($)[b,c]	Total ($)
Michel A. Khalaf	244,000	127,486	371,486
John D. McCallion	145,850	34,639	180,489
Bill Pappas	122,550	—	122,550
Ramy Tadros	121,650	—	121,650
Marlene Debel	113,700	24,694	138,394
aThe amounts reflect 2025 employer contributions.
bFor Messrs. Khalaf, and McCallion, and Ms. Debel, the amount shown includes the incremental cost of (i) personal benefits in connection with a business conference, meeting, or other event, for themselves and/or their guests, and (ii) items related to personal automobile travel. For Mr. Khalaf, the amount shown includes the incremental cost for personal use of the Company’s leased aircraft of $106,325.
cEach of Mr. Pappas’ and Mr. Tadros’ aggregate amounts of perquisites and other personal benefits in 2025 were less than $10,000, and are therefore not reported in the table, as permitted by the SEC rules.
Grants of Plan-Based Awards in 2025
The table below presents equity incentive plan awards granted to our NEOs in 2025. In addition, each NEO was eligible to receive a cash-settled award under our non-equity incentive plan. See the Summary Compensation Table for the cash awards paid to each NEO in 2026 for the 2025 performance period under our non-equity incentive plan. See the Compensation
Discussion and Analysis for a more detailed description of the material terms and conditions of awards granted under the equity LTI and non-equity incentive plan.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards[1]			All Other Stock Awards: Number of Shares of Stock or Units (#)[2]	Grant Date Fair Value of Stock Awards ($)[3]
		Threshold (#)	Target (#)	Maximum (#)
Michel A. Khalaf	February 25, 2025	34,276	137,105	239,933		10,358,283
	February 25, 2025				58,760	4,439,318
John D. McCallion	February 25, 2025	11,709	46,837	81,964		3,538,535
	February 25, 2025				20,073	1,516,515
Bill Pappas	February 25, 2025	10,112	40,451	70,789		3,056,073
	February 25, 2025				17,336	1,309,735
Ramy Tadros	February 25, 2025	10,112	40,451	70,789		3,056,073
	February 25, 2025				17,336	1,309,735
Marlene Debel	February 25, 2025	7,451	29,806	52,160		2,251,843
	February 25, 2025				12,774	965,076
1The amounts in these columns reflect a range of shares the Company may deliver to settle Performance Shares granted to each NEO in 2025. In each case, it is also possible that no shares may be delivered. If the 25% threshold performance factor in the metrics endorsed by the Compensation Committee applies, each NEO would receive the number of Performance Shares reflected in the Threshold column of this table. If the target performance factor applies, each
NEO would receive the number of Performance Shares reflected in the Target column of the table. The maximum performance factor of 175% is reflected in the Maximum column of the table.
2The amounts in this column reflect the potential number of shares the Company may deliver to settle Restricted Stock Units granted to each NEO in 2025. In each case, it is also possible that reduced or no shares may be delivered if the NEO does not satisfy the requisite service conditions.
3The amount shown is the aggregate grant date fair value of stock awards determined pursuant to ASC 718. The assumptions used in calculating the grant date fair values of the grants made in 2025 are described under “Stock-Based Compensation Plans” in Note 19 to our consolidated financial statements in the
2025 Form 10-K.

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Outstanding Equity Awards at 2025 Fiscal Year-End
The table below presents information about:
•Option Awards MetLife granted to the NEOs that were outstanding on December 31, 2025 because they had not been exercised or forfeited as of that date.
•Performance Shares and Restricted Stock Units MetLife granted to the NEOs that were outstanding on December 31, 2025 because they had not vested as of that date.

	Option Awards[1,6]				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[4]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[5]
Michel A. Khalaf	28,817	—	46.85	February 27, 2027
	34,608	—	45.50	March 1, 2028
	90,726	—	44.65	February 25, 2029
	94,578	—	47.58	February 24, 2030
	90,126	—	57.43	February 22, 2031
	85,472	—	68.96	February 21, 2032
	60,644	30,323	71.73	February 27, 2033
	32,538	65,076	69.16	February 26, 2034
					90,558	7,148,649	505,621	39,913,722
John D. McCallion	6,533	—	46.85	February 27, 2027
	10,712	—	45.50	March 1, 2028
	30,242	—	44.65	February 25, 2029
	34,048	—	47.58	February 24, 2030
	31,348	—	57.43	February 22, 2031
	29,361	—	68.96	February 21, 2032
	20,075	10,038	71.73	February 27, 2033
	10,846	21,692	69.16	February 26, 2034
					42,490	3,354,161	170,528	13,461,480
Bill Pappas	27,430	—	57.43	February 22, 2031
	25,120	—	68.96	February 21, 2032
	17,043	8,522	71.73	February 27, 2033
	9,327	18,656	69.16	February 26, 2034
					34,289	2,706,774	146,954	11,600,549
Ramy Tadros	5,933	—	45.50	March 1, 2028
	20,162	—	44.65	February 25, 2029
	28,374	—	47.58	February 24, 2030
	27,430	—	57.43	February 22, 2031
	25,283	—	68.96	February 21, 2032
	17,148	8,574	71.73	February 27, 2033
	9,371	18,742	69.16	February 26, 2034
					34,335	2,710,405	147,307	11,628,415
Marlene Debel	10,600	—	46.85	February 27, 2027
	10,712	—	45.50	March 1, 2028
	12,013	—	44.65	February 25, 2029
	13,241	—	47.58	February 24, 2030
	15,674	—	57.43	February 22, 2031
	15,986	—	68.96	February 21, 2032
	11,083	5,542	71.73	February 27, 2033
	5,965	11,931	69.16	February 26, 2034
					26,493	2,091,357	100,871	7,962,757

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1Option Awards are outstanding Stock Options that become exercisable at the rate of one-third on each of the first three anniversaries of the grant date. Each
Option Award has an expiration date that is the day before the tenth anniversary of its grant date.
2Restricted Stock Units that vest at the rate of one-third on the first business day of March on or following each of the first three anniversaries of the grant date, except for a special one-time grant of Restricted Stock Units on August 31, 2023 to Messrs. McCallion (11,841 shares), Tadros (7,894 shares), and Pappas
(7,894 shares), and Ms. Debel (7,894 shares) that vest on the third anniversary of their date of grant.
3The hypothetical amount reflected in this column for each NEO is equal to the number of Restricted Stock Units reflected in the column entitled “Number of
Shares or Units of Stock That Have Not Vested” multiplied by the closing price of a share on December 31, 2025, the last business day of that year.
4Performance Shares are eligible to vest at the end of a three-year performance period based on achievement relative to applicable performance factors. The number of Stock Awards reported is the maximum number of shares that the Company could deliver for the following performance periods:

	Maximum Performance Shares[a]
	2024-2026 (#)	2025-2027 (#)
Michel A. Khalaf	265,688	239,933
John D. McCallion	88,564	81,964
Bill Pappas	76,165	70,789
Ramy Tadros	76,518	70,789
Marlene Debel	48,711	52,160
aThe Company has not yet delivered any shares for these Performance Shares. The number of shares the Company delivers may be lower than the amounts reflected in this table. Under the terms of the awards, the number of shares the Company delivers, if any, will depend on a performance factor that the Board determines based upon a three-year performance period. The maximum performance factor has been used to report these outstanding awards because it was not possible to determine the Company’s performance for periods ending in 2026 or 2027 at the time this Proxy Statement was filed.
5The hypothetical amount reflected in this column for each NEO is equal to the number of Performance Shares reflected in the column entitled “Equity
Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” multiplied by the closing price of a share on December 31,
2025, the last business day of that year.
6The Option Awards granted in 2017 and earlier reflect an adjustment made as of August 4, 2017. On that date, MetLife, Inc. completed the separation of
Brighthouse Financial through a distribution of Brighthouse Financial, Inc. common stock to MetLife, Inc. common shareholders. LTI award holders did not receive anything in that distribution. As a result, in order to maintain the intrinsic value of the LTI pursuant to the anti-dilution provisions of the 2015 Stock and
Incentive Plan (or other applicable plan), the Company increased Option Awards and Stock Awards outstanding as of that date by an adjustment ratio, and lowered the Option Awards’ exercise price by dividing it by the same adjustment ratio. The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017, by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.

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Pension Benefits at 2025 Fiscal Year-End
The table below presents information on the tax-qualified and nonqualified cash balance retirement plans in which the NEOs participate, including the number of years of credited service and the actuarial present value of aggregate benefits as of
December 31, 2025.

Name	Plan Name	Number of Years Credited Service (#)[1]	Present Value of Accumulated Benefit ($)[2,3]
Michel A. Khalaf	Retirement Plan	6.67	182,178
	Auxiliary Plan	6.67	3,805,194
	Global Plan	2.42	1,267,927
	Overseas Plan	27.66	2,535,613
John D. McCallion	Retirement Plan	18.50	449,210
	Auxiliary Plan	18.50	2,546,043
Bill Pappas	Retirement Plan	5.08	127,457
	Auxiliary Plan	5.08	1,381,991
Ramy Tadros	Retirement Plan	7.33	169,864
	Auxiliary Plan	7.33	1,682,459
Marlene Debel	Retirement Plan	13.50	354,354
	Auxiliary Plan	13.50	1,865,323
1Number of Years Credited Service reflects the number of years of service credited for determination of the amount of benefits as of December 31, 2025, based upon each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2025 audited financial statements.
Service for eligibility is determined separately and by different criteria from service for the determination of amount of benefits.
2Present Value of Accumulated Benefit reflects the actuarial present value of accumulated pension benefits as of December 31, 2025, based upon each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2025 audited financial statements.
3No NEO received pension benefits payments in 2025.
U.S.-Based Pension Program
Pension Plans
Pension benefits are paid under two separate plans due to requirements of the Code. The Retirement Plan is a tax-qualified pension plan that provides benefits for eligible employees on the U.S. payroll, subject to the Code limits on the eligible compensation that may be taken into account for purposes of determining benefit payments. The Auxiliary Plan is a nonqualified plan that provides the additional benefits that would otherwise have been received under the Retirement Plan absent these limits. Benefits under the Auxiliary Plan are calculated in substantially the same manner as under the Retirement
Plan. The Auxiliary Plan is unfunded, and benefits under that plan are unsecured payment obligations.
Determination of Benefits.
Each NEO’s benefits under the U.S. plans are determined under a formula based on monthly credits (Account Formula).
Under the Account Formula, an eligible employee’s account is credited each month with an amount equal to 5% of eligible compensation up to the Social Security wage base ($176,100 for 2025), plus 10% of eligible compensation in excess of that wage base. Eligible compensation includes base salary and eligible annual incentive awards. In addition, amounts credited to each employee’s account earn interest at a rate based on the U.S. government’s 30-year Treasury securities. Once the employee’s eligible compensation exceeds the annual limit under the Code, monthly credits continue in the Auxiliary Plan.

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Form and Timing of Payment of Benefits
Employees may elect to receive their Retirement Plan benefits payable as a single lump-sum or as one of several forms of annuity. The employees can make this election upon their termination of employment, but no later than age 65.
Employees will receive their Auxiliary Plan benefits in a lump sum at termination of employment, subject to any elections and other terms under Code Section 409A (Section 409A), which governs the taxation of nonqualified deferred compensation.
Retirement Eligibility
Account Formula participants qualify to be paid their full vested benefit when their employment ends. Because Account
Formula benefits are based on total amounts credited for the employee and not final average compensation, those benefits are not reduced for early retirement.
Mr. Khalaf’s Legacy Pension Benefits
Overseas Plan
The Overseas Plan is designed for non-U.S.-based employees and it provides benefits based on length of service and base salary. Employees become eligible for pension benefits after six months of service and become vested after five years of service. The Overseas Plan is unfunded and benefits are general unsecured promises of payment.
The annual benefit under the Overseas Plan is calculated by multiplying the employee’s years of service since January 1,
1966 (up to 40 years) by 1.75% of the employee’s average final compensation. This amount is then reduced by several factors, including a percentage of any social security benefit, the actuarial equivalent of employer contributions to retirement plans, including government-mandated programs and termination indemnities. Final average compensation is determined by looking at the 10-year period before retirement or termination and finding the highest average annual compensation over a consecutive three-year period.
Participants can choose from various annuity options, and the actuarial value of all forms of payment is substantially equivalent. Benefits may not be paid to an employee before the employee becomes retirement eligible. Participants qualify for normal retirement at age 65 with at least five years of service, and early retirement beginning at age 55 with at least 10 years of service. Early retirement payments are reduced based on the employee’s age and years of service at the time payments begin. For employees who were not yet age 54 as of January 1, 2006, benefits accrued before that date are reduced by 3%, while benefits accrued on or after that date are subject to specific early retirement reduction factors. Mr. Khalaf is eligible for early retirement benefits under the Overseas Plan.
Global Plan
The Global Plan is designed to provide benefits using the same formula as the Overseas Plan, but it is based on eligible compensation earned for services to the Company in the U.S. Mr. Khalaf became eligible for the Global Plan upon his appointment as President, U.S. Business and EMEA in 2017, and he was immediately credited with service on the same basis as the Overseas Plan. Benefits under the Global Plan are paid in a single lump sum when employment ends. The Global Plan is unfunded and benefits are unsecured promises of payment. Mr. Khalaf is eligible for early retirement benefits under the
Global Plan.

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Option Exercises and Stock Awards Vested in 2025
The following table presents information about Stock Options exercised by the NEOs in 2025, and Restricted Stock Units and
Performance Shares that vested for the NEOs in 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting[2] (#)	Value Realized on Vesting[3] ($)
Michel A. Khalaf	—	—	111,815	9,105,752
John D. McCallion	—	—	37,158	3,026,607
Bill Pappas	—	—	31,608	2,574,811
Ramy Tadros	—	—	31,797	2,590,188
Marlene Debel	—	—	20,482	1,668,169
1The value realized on exercise was calculated by multiplying (i) the market value of a share when the executive exercised the Stock Option less the exercise price, by (ii) the number of shares acquired upon exercise.
2Represents shares acquired upon vesting of (i) Restricted Stock Units in 2025 and (ii) Performance Shares for the 2023 – 2025 performance period based on a Performance Factor of 57.5%. For more information, see “Performance Shares” in How did we compensate our CEO and other Named Executive Officers?
3The value realized on vesting was calculated by multiplying (i) the closing price of a share on the vesting date by (ii) the number of shares acquired upon vesting of Restricted Stock Units and Performance Shares.
Nonqualified Deferred Compensation at 2025 Fiscal Year-End
The table below presents the Company contributions, the aggregate earnings, and the total balance of each NEO’s account under the Match Plan as of December 31, 2025.

Name	Plan Name	Registrant Contributions in Last FY ($)[1]	Aggregate Earnings in Last FY ($)[2]	Aggregate Balance at Last FYE ($)[3,4]
Michel A. Khalaf	Match Plan	230,000	215,273	1,919,324
John D. McCallion	Match Plan	131,850	249,646	1,756,754
Bill Pappas	Match Plan	108,550	82,939	744,952
Ramy Tadros	Match Plan	107,650	136,798	1,070,465
Marlene Debel	Match Plan	99,700	21,845	781,367
1Amounts in this column are reported as components of the Employer 401(k) Program for 2025 in the “All Other Compensation” column of the Summary
Compensation Table.
2None of the amounts in this column are reported for 2025 in the Summary Compensation Table. See the text pertaining to the “Change in Pension Value and
Nonqualified Deferred Compensation Earnings” column of that table.
3A portion of the amounts reported in this column is attributable to Match Plan contributions. These contributions are reflected in the “All Other Compensation”
column of the Summary Compensation Table in the Company’s previous Proxy Statements (beginning in 2007) for NEOs who were also named in those
Proxy Statements: $1,167,600 for Mr. Khalaf; $782,340 for Mr. McCallion; $461,825 for Mr. Pappas, $598,100 for Mr. Tadros and $164,517 for Ms. Debel.
4No NEO received payment of defined contribution nonqualified deferred compensation in 2025.
Match Plan
The Match Plan is unfunded, and benefits under this plan are unsecured promises of payment subject to the requirements of
Section 409A. The account balances are 100% vested at all times. Employees will receive their Match Plan benefits in a lump sum one-year after termination of employment, subject to any elections and to comply with Section 409A.
Employees could choose from a number of simulated investments for their Match Plan accounts. These simulated investments were identical to the core funds offered under the 401(k) Plan in 2025, except that the rate set for the Auxiliary Fixed Income
Fund available under the Match Plan could not exceed 120% of the applicable federal long-term rate under Code Section
1274(d) at the time that rate was set.

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Leadership Plan
Under the Leadership Plan, eligible employees can defer up to 75% of their base salary, all of their AVIP awards, and any shares deliverable for Performance Share awards. The Leadership Plan is unfunded, and benefits under this plan are unsecured promises of payment. The amounts in the plan are subject to the requirements of Section 409A. None of the NEOs deferred any compensation under this plan in 2025.
Participants can choose when to receive their deferred compensation, either at a specified date, upon separation of employment, or after separation. They can opt for a single lump sum or up to 15 annual installments. However, MetLife pays out deferred compensation in a single lump sum when the employee leaves, unless certain age and service milestones are met. For compensation deferred before 2015, the employee's choice of payment form and timing is honored if they meet specific retirement eligibility criteria. For compensation deferred in 2015 or later, the choice is honored if the employee has completed five or more years of service or is at least age 60 when employment ends. Payments to the top 50 highest-paid officers are delayed for six months following separation to comply with Section 409A.
The Leadership Plan offers simulated investment options for deferred cash compensation. Participants can choose their simulated investments when they elect to defer compensation and can change their selections at any time. The rate for the
Auxiliary Fixed Income Fund cannot exceed 120% of the applicable federal long-term rate under Code Section 1274(d) at the time the rate is set. The MetLife Deferred Shares Fund is available exclusively for compensation payable in Deferred Shares, with returns reflecting changes in share value and imputed reinvested dividends.
The table below presents the notional investment options available under the Leadership Plan and the Match Plan during 2025 and their annual rates of return for the year ended December 31, 2025.

Leadership Plan	2025 Returns (%)	Match Plan	2025 Returns (%)
Auxiliary Fixed Income Fund	3.00	Auxiliary Fixed Income Fund	3.00
American Funds - The Bond Fund of America - Class F-3	7.52	Bond Index Fund	7.25
Oakmark Fund® - Institutional Class (OANMX)	14.37	Balanced Index Fund	12.60
Small Cap Equity Index Fund	12.89	Large Cap Equity Index Fund	17.83
Oakmark International Fund - Institutional Class (OANIX)	32.70	Large Cap Value Index Fund	15.84
S&P 500® Index	17.88	Large Cap Growth Index Fund	18.55
Russell 2000® Index	12.81	Mid Cap Equity Index Fund	7.50
MSCI EAFE® Index	31.22	Small Cap Equity Fund	12.89
Bloomberg U.S. Aggregate Bond Index	7.30	International Equity Fund	20.16
ICE Bank of America (BofA) Merrill Lynch U.S. High Yield Index	8.50
MSCI Emerging Markets Index	33.57
MetLife Deferred Shares Fund	(0.81)

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Potential Payments upon Termination or Change-in-Control at
2025 Fiscal Year-End
The table below presents for each NEO, the estimated payments and benefits that would have been payable on December 31,
2025 in the event of a termination of employment (voluntarily or involuntarily without cause) or a separation for another reason
(change-in-control or death). The estimated amounts are based on a hypothetical termination of the NEO’s employment on the last business day of 2025 (Trigger Date) and the closing price of a share on the Trigger Date, $78.94 (Trigger Date Closing
Price).

	Voluntary Resignation[1]	Death		Severance-Eligible Termination[4] (No Change-in-Control)			Change- in- Control[8,9]	Severance Eligible Termination (Change-in-Control)[4,8]
Name	($)	Accelerated Stock Options[2] ($)	Issuance of Shares for Share Awards[3] ($)	Severance Pay[5] ($)	Out- placement[6] ($)	Pro-Rata Delivery of Shares for Share Awards[7] ($)	($)	Severance Pay[10] ($)	Benefits Continuation[11] ($)
Michel A. Khalaf	—	855,072	29,956,547	1,269,231	3,071	—	—	12,600,000	142,776
John D. McCallion	—	284,522	11,046,470	953,558	3,071	—	—	7,510,000	94,397
Bill Pappas	—	243,900	9,335,682	635,865	3,071	3,517,800	—	6,345,000	88,702
Ramy Tadros	—	245,116	9,355,259	657,692	3,071	3,527,100	—	6,300,000	88,113
Marlene Debel	—	156,643	6,641,538	686,538	3,071	—	—	5,183,333	107,378
1If an NEO had not met the Rule of 65 by the Trigger Date, the NEO would have forfeited any unvested Stock Options, unvested Restricted Stock Units, and unvested Performance Shares for the 2024-2026 and 2025-2027 performance periods. However, they would still receive any 2023-2025 Performance Shares previously granted to them, since these awards vested on December 31, 2025; and they would have 30 days to exercise any vested Stock Options. An NEO who met the Rule of 65 by the Trigger Date would continue to vest in their awards and would receive any outstanding Performance Shares after the conclusion of the performance period (subject to the level of attainment of the applicable performance factors); shares for any outstanding Restricted Stock
Units would be issued after the conclusion of the applicable vesting dates; and all unexercised Stock Options would remain exercisable for the remainder of their 10-year term. See Outstanding Equity Awards at 2025 Fiscal Year-End for details for the LTI awards. As of the Trigger Date, Mr. Khalaf, Mr. McCallion and Ms. Debel met the Rule of 65.
2Includes unexercisable Stock Options on the Trigger Date at the Trigger Date Closing Price less the exercise price. Each of the NEO’s Stock Options would have become immediately exercisable and remain exercisable through the expiration dates of the Stock Options.
3Includes outstanding share awards on the Trigger Date, consisting of the NEOs’ (a) 2024-2026 and 2025-2027 Performance Shares at a 100% target performance factor (Target Performance); and (b) outstanding Restricted Stock Units.
4Severance-eligible termination means a termination of employment by the Company by reason of job elimination or performance, as those terms are defined in the MetLife Plan for Transitional Assistance for Officer Level Employees (MPTA). The executive must enter into a separation agreement, including, a release of employment-related claims against the Company (Separation Agreement).
5Pursuant to the terms of the MPTA, the executive is eligible to receive a lump sum payment equal to 28 weeks of base salary plus one week of base salary for every year of service, up to a maximum of 52 weeks of base salary. If the termination is due to performance, the severance pay would be reduced by half.
6The amounts in this column reflect the Company’s cost for outplacement services.
7For NEOs whose age and service did not meet the Rule of 65 as of the Trigger Date, the outstanding Performance Shares and Restricted Stock Units would be treated as follows: the NEOs would receive pro-rata cash payments for any outstanding Performance Shares based on the time elapsed in the vesting period through the Trigger Date. The number of pro-rated Performance Shares would be determined by the number of months that passed from the beginning of the three-year performance period to the end of the month in which the NEOs’ separation from service with the Company occurred. The estimated cost for
Performance Shares for the pro-rata payments assumes Target Performance and the closing price of shares on the date of grant. The NEOs would also receive pro-rata single lump sum cash payments for any outstanding Restricted Stock Units based on the time elapsed for the cliff-vesting period through the
Trigger Date. The NEOs would forfeit any Restricted Stock Units with a graded vesting schedule and any Restricted Stock Units with a grant date less than one year before the Trigger Date. For NEOs who met the Rule of 65 by the Trigger Date, their LTI awards would be treated as described in footnote 1 above.
8 Change-in-control has the meaning set forth in the 2025 Plan, as applicable.
9The Company does not provide any “single trigger” severance pay or automatic “single trigger” vesting of LTI awards upon a change-in-control. In the event the successor to a change-in-control transaction does not substitute equivalent alternative awards that remain subject to the original vesting terms, the
Company may fully accelerate vesting and cashout the vested LTI awards. The values of the accelerated Stock Options and share awards for each NEO are as follows: $855,072 and $29,956,547 for Mr. Khalaf; $284,522 and $11,046,470 for Mr. McCallion; $243,900 and $9,335,682 for Mr. Pappas; $245,116 and
$9,355,259 for Mr. Tadros; and $156,643 and $6,641,538 for Ms. Debel.

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10Equals two times the sum of (a) the NEO’s annual salary in effect on the Trigger Date and (b) the average annual incentive awards for the three fiscal years prior to the change-in-control, subject to reduction in certain circumstances to avoid any excise tax under Code Section 4999. The Company does not provide excise tax reimbursements and gross-up payments for NEOs or any employees in the event they are subject to such excise taxes on payments received in connection with a change-in-control.
11Reflects the actuarial present value of continued benefits, using assumptions in MetLife’s GAAP financial statements. Continued benefits include continuation of medical benefits for up to three years.
The table above does not include payments or benefits under arrangements available on the same basis generally to all salaried employees in the jurisdiction in which the executive is employed. Any of the executive’s pension benefits and nonqualified deferred compensation are described in the Pension Benefits at 2025 Fiscal Year-End and Nonqualified Deferred
Compensation at 2025 Fiscal Year-End tables. Employees who retain their LTI awards following termination of employment may forfeit them if they violate certain terms of their restrictive covenants, including non-disparagement, protection of
Company property, interfering with MetLife business, soliciting MetLife employees to leave the Company, or, for executive officers of the Company, competing with MetLife.
Pay versus Performance
This Pay versus Performance (PvP) disclosure presents information required by the SEC regarding “compensation actually paid” to our CEO and other NEOs in relation to certain company financial measures for each of the fiscal years ending December 31, 2021,
2022, 2023, 2024 and 2025. MetLife’s compensation program and philosophy are described in the Compensation Discussion and
Analysis section of this Proxy Statement, including a discussion of the linkage between the compensation awarded to our NEOs and
Company performance metrics. The Committee did not consider this PvP disclosure when making incentive compensation decisions;
the figures below have been calculated as required by SEC rules and do not reflect the actual amounts of compensation earned or paid to our CEO or other NEOs during the applicable years.

					Value of Initial Fixed $100 Investment Based on: [4]
Year	Summary Compensation Table Total for CEO[1] ($)	Compensation Actually Paid to CEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-CEO NEOs[1] ($)	Average Compensation Actually Paid to Non-CEO NEOs[1,2,3] ($)	Company Total Shareholder Return ($)	Peer Group Total Shareholder Return[5] ($)	Net Income[6] (US GAAP) ($ in millions)	Company Selected Performance Measure: Adjusted Earnings[6,7] ($ in millions)
2025	22,364,273	13,805,007	7,963,224	5,502,021	195.93	201.00	3,173	5,943
2024	20,321,179	30,357,980	7,140,525	9,996,625	197.52	189.86	4,226	5,796
2023	20,526,009	15,388,590	7,576,385	6,186,830	154.76	157.83	1,380	5,525
2022	18,107,426	32,983,046	7,470,032	11,806,990	163.78	150.82	2,354	5,545
2021	16,621,373	32,506,964	6,877,477	11,374,318	137.35	136.68	6,353	7,954
1Mr. Khalaf served as CEO for the full year of each year shown. The non-CEO NEO’s (Non-CEO NEOs) included in 2021 and 2022 average compensation are
Messrs. McCallion, Goulart, Pappas, and Tadros. The Non-CEO NEOs included in 2023, 2024 and 2025 average compensation are Messrs. McCallion,
Pappas, and Tadros, and Ms. Debel.
2Compensation Actually Paid (CAP) is calculated as required by the SEC rules based on the compensation disclosed in the “Total” column of the Summary
Compensation Table (SCT Total), with specified adjustments for equity-based compensation and pensions. To calculate CAP, the required amounts were deducted from and added to the SCT Total as shown in the table below.

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		Deductions from SCT Total		Additions to SCT Total
		Equity Component	Pension Component	Equity Component[a]			Pension Component[b]
Year	SCT Total ($)	Grant Date Fair Value of Equity Awards Granted in the Applicable Year ($)	Change in the Actuarial Present Value of Pension Benefits for the Applicable Year ($)	Fair Value of Current Year Equity Awards Unvested at End of Applicable Year ($)	Change in Fair Value of Prior Years' Awards Unvested at End of Applicable Year ($)	Change in Fair Value of Prior Years' Awards that Vested in Applicable Year ($)	Pension Service Costs ($)	CAP ($)
CEO
2025	22,364,273	14,797,601	1,095,186	12,400,614	(3,017,095)	(2,623,856)	573,858	13,805,007
2024	20,321,179	13,262,590	636,545	15,793,091	3,554,633	4,029,542	558,670	30,357,980
2023	20,526,009	12,882,913	1,088,180	10,009,668	(1,964,349)	283,937	504,418	15,388,590
2022	18,107,426	11,442,688	—	13,616,111	5,101,141	7,078,340	522,716	32,983,046
2021	16,621,373	9,893,593	449,706	12,172,019	5,816,816	7,807,098	432,957	32,506,964
Non-CEO NEOs
2025	7,963,224	4,250,896	423,119	3,562,313	(849,793)	(706,201)	206,493	5,502,021
2024	7,140,525	3,618,544	269,583	4,308,962	1,101,918	1,127,719	205,628	9,996,625
2023	7,576,385	3,979,523	358,844	3,229,652	(550,592)	86,094	183,658	6,186,830
2022	7,470,032	3,630,483	347,697	4,320,054	1,697,713	2,076,407	220,964	11,806,990
2021	6,877,477	3,226,219	313,784	3,969,194	1,778,349	2,110,126	179,175	11,374,318
a There were no equity awards that were granted and vested in the applicable year or awards that failed to meet vesting conditions in the applicable year.
b There was no cost for benefits during the applicable year that is attributed to services rendered in prior periods.
3The assumptions used in calculating the fair value of unvested equity awards as of December 31st of each year were consistent with those used to calculate the grant date fair value for the SCT Total, except that the expected level of achievement of any performance criteria applicable to outstanding Performance
Shares was determined based on projections taking into account the expected level of achievement as of December 31st of the applicable year, the assumptions for the binomial lattice model used to value Stock Options were updated as of December 31st of each year, and the share price was determined for all equity compensation based on the value on December 31st of the applicable year (or the vest date if earlier, in all cases). The amounts shown do not constitute a promise or commitment by the Company to pay and final outcomes are likely to be different.
4Represents the Company’s one-year, two-year, three-year, four-year and five-year TSR as compared to the one-year, two-year, three-year, four-year and five-
year TSR of the S&P 500 Life & Health Index. In each case, TSR is measured starting from December 31, 2020 (the last trading day before the earliest fiscal year reflected in this table, consistent with the requirements of item 402(v)(2)(iv)) of Regulation S-K.
5The peer group is the S&P 500 Life & Health Insurance Index, which is shown in the performance graph in Part II, Item 5 of the Company’s 2025 Form 10-K.
6Amounts for 2021 and 2022 have not been restated to reflect the adoption of the LDTI accounting standard. The net income reported in this column is the net income that is disclosed in the Company’s audited GAAP financial statements.
7Adjusted Earnings means adjusted earnings available to common shareholders. See Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.

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The following graphs show the relationships between CAP for our CEO and non-CEO NEOs versus select measures, as well as the relationship between Company TSR and Peer Group TSR.
CAP vs. Company TSR:
CAP vs. Net Income:a
aNet income is not used by management to evaluate business or executive performance or allocate resources.

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CAP vs. Adjusted Earnings:a
aAdjusted Earnings, which is the Company’s selected measure for “Pay versus Performance” purposes of this Proxy Statement, is used by management to evaluate performance and allocate resources. Adjusted Earnings is also the Company’s GAAP measure of segment performance. Adjusted Earnings is further adjusted for purposes of determining certain elements of compensation for our CEO and other NEOs. Please refer to the Annual Incentive Awards and Stock-Based LTI sections of the Proxy Statement for more information.
Company TSR vs Peer Group TSR:
The following table lists the most important performance measures that the Committee used to link compensation actually paid to the NEOs to Company performance for the most recently completed fiscal year.

Most Important Performance Measures
Adjusted Earnings[1]
Adjusted ROE[2]
TSR relative to TSR Peer Group[3]
1Adjusted Earnings, as further adjusted as described in the Annual Incentive Awards section of the Proxy Statement, is the primary metric used for AVIP funding purposes and also a key component of the Adjusted ROE calculation. As such, it has a key relationship with actual compensation outcomes.
2Adjusted ROE compared to the three-year Business Plan goal reflects 50% of the performance goals for Performance Shares, which represents 70% of
NEOs’ total LTI award value, as discussed in the Pay versus Performance section of this Proxy Statement. As such, it has a key relationship with actual compensation outcomes.
3TSR relative to TSR Peer Group (a custom peer group of insurance companies that are competitors for capital, business and executive talent) reflects 50% of the performance goals for Performance Shares, which represents 70% of NEOs’ total LTI award value, as discussed in Pay versus Performance section of this
Proxy Statement. As such, it has a key relationship with actual compensation outcomes.

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Pay Ratio
MetLife has calculated a reasonable estimate of the ratio of the CEO’s compensation to that of a median employee, using methods consistent with SEC rules for that purpose. The Company’s determination of the median employee:
•includes employees of its consolidated subsidiaries as of October 1, 2025 (Measurement Date), determined by the jurisdiction’s general employment law criteria for who is an employee, excluding those identified below.
•excludes approximately 700 employees of PineBridge Investments who became employees of the Company through its acquisition of PineBridge Investments on December 30, 2025.
•excludes 2,192 employees in the following jurisdictions: Malaysia (722), United Kingdom (471), Ecuador (185), Nepal (169),
Ukraine (116), Uruguay (95), Hungary (117), Jordan (92), Cyprus (75), Bulgaria (67), Oman (38), Qatar (30), Kuwait (7),
Bahrain (6), Palestine (2). As of the Measurement Date, the total number of global employees, including these employees, was approximately 46,000 in over 40 markets.
•uses, as the Consistently Applied Compensation Measure for this purpose under SEC rules, the amount that employees were paid in salary, overtime pay, cash incentives, sign-on payments, recognition awards, tuition reimbursement, and employer allowances to cover a variety of personal expenses, each during the 12 months immediately preceding the
Measurement Date.
•annualizes such compensation for permanent employees (full- or part-time) employed for less than the full 12-month period.
•focuses on employees in the median range with broadly representative compensation features, including employees who:
were beyond first year of service, earned satisfactory or better performance ratings, were considered for AVIP awards, had
Company-provided medical coverage, and participated in broadly-available retirement plans.
The total compensation of the median employee for calendar year 2025 was $80,510. This amount was calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K and included the estimated cost of group medical and dental benefits. The CEO’s 2025 total compensation was $22,389,780, which is $25,507 higher than the total column of the
Summary Compensation Table due to the addition of the estimated cost of group medical and dental benefits. The resulting ratio of CEO to median employee 2025 total compensation is approximately 278:1.

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Security Ownership Information
Security Ownership of Directors and Executive Officers

	Amount and Nature of Beneficial Ownership
Name[1]	Common Stock (#)[2,3]	Exercisable Stock Options (#)[4]	Deferred Shares (#)[5]	Total (#)	Percent of Class (%)[6]	Deferred Shares Not Beneficially Owned (#)[7]
Michel A. Khalaf	578,404	580,370	—	1,158,774	*	—
Marlene Debel	120,849	106,781	—	227,630	*	—
Daniel S. Glaser[8]	1,305	—	27	1,332	*	246
Carlos M. Gutierrez	43,831	—	—	43,831	*	—
Carla A. Harris	4,351	—	2,706	7,057	*	2,707
Laura J. Hay	—	—	994	994	*	3,977
R. Glenn Hubbard, Ph.D.	7,904	—	96,726	104,630	*	—
Jeh C. Johnson	17	—	8,112	8,129	*	—
William E. Kennard	10	—	45,780	45,790	*	—
John D. McCallion	222,464	194,049	—	416,513	*	—
Diana L. McKenzie	—	—	19,420	19,420	*	4,331
Denise M. Morrison	33,990	—	—	33,990	*	—
Christian S. Mumenthaler, Ph.D.	—	—	2,124	2,124	*	1
Bill Pappas	69,647	96,770	—	166,417	*	—
Michelle Seitz[8]	273	—	—	273	*	—
Ramy Tadros	155,929	151,646	1,840	309,415	*	16,564
Mark A. Weinberger	18,080	—	—	18,080	*	—
Company Board of Directors, but not in any Director’s individual capacity[9]	104,607,712	—	—	104,607,712	16.2	—
All Directors and executive officers, as a group[10]	1,264,574	1,133,231	177,729	2,575,534	*	27,826
1All information in the table and the notes thereto is as of the March 31, 2026. None of the Directors or executive officers of the Company beneficially owned any of the Company’s Preferred Stock.
2Each Director and Named Executive Officer had sole voting and investment power over the shares shown in this column opposite his or her name, except as indicated in note (3) below.
3Includes, in the case of William E. Kennard and, therefore, all Directors and executive officers, as a group, 10 shares held by the PH Trust allocated to
Ambassador Kennard in his individual capacity as a beneficiary of the PH Trust, over which he had sole investment and shared voting power.
4Reflects shares subject to Stock Options granted under the MetLife, Inc. 2015 Stock and Incentive Plan exercisable on or within 60 days after March 31, 2026
(the 60-day Period).
5Reflects Deferred Shares acquirable within the 60-day Period, such as by ending employment or service as a Director, or by taking early distribution of the shares (in some cases with a 10% reduction as provided under the applicable deferred compensation plan), in each case regardless of any delivery delayed to comply with Section 409A.
6Asterisk (*) indicates less than one percent based on 647,046,202 outstanding shares of common stock as of March 31, 2026.
7Reflects Deferred Shares not beneficially owned because they are not acquirable within the 60-day Period.
8Elected to the Board on February 24, 2026, effective immediately.
9Reflects the number of shares held by the PH Trust, as well as percent of shares outstanding, deemed beneficially owned because the Board as an entity directs the votes of those shares on certain matters.
10Represents total shares owned by the Directors and executive officers in their individual capacities, over which they each exercised sole voting and sole dispositive power, except with respect to shares described in note (3). Does not include shares described in note (9).

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Security Ownership of Certain Beneficial Owners
The following table sets forth information, as of March 31, 2026, regarding beneficial ownership by all persons known by the
Company to beneficially own more than five percent of the shares:

Name and Address of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership	Percent of Class[2]
Beneficiaries of the MetLife Policyholder Trust[3] c/o Wilmington Trust Company, as Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890	104,607,712	16.17%
Dodge & Cox[4] 555 California Street, 40th Floor San Francisco, CA 94104	53,443,191	8.26%
BlackRock, Inc.[5] 50 Hudson Yards New York, NY 10001	52,733,080	8.15%
1The Vanguard Group (Vanguard) previously reported on Amendment No. 10 to its Schedule 13G/A filing with the SEC on January 7, 2026 its beneficial ownership as of December 31, 2025, which included sole voting power with respect to 0 shares, sole dispositive power with respect to 66,835,767 shares, shared voting power with respect to 3,509,125 shares, and shared dispositive power with respect to 5,719,555 shares, collectively representing approximately
72,555,322 shares in the aggregate or 11.21% of MetLife shares of common stock outstanding as of March 31, 2026. Based on Amendment No. 11 to its
Schedule 13G/A filing with the SEC on March 27, 2026, Vanguard indicated that it went through an internal realignment on January 12, 2026, and, in accordance with SEC Release No. 34-39538 (January 12, 1998), certain subsidiaries or business divisions of subsidiaries of Vanguard, that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard in reliance on such release. These subsidiaries and/or business divisions pursue the same investment strategies as previously pursued by Vanguard prior to the realignment. Further in accordance with SEC Release No. 34-39538 (January 12, 1998), Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. Accordingly, Vanguard has been removed from the Security Ownership of
Certain Beneficial Owners table.
2The percentage ownership is based on 647,046,202 outstanding shares of common stock as of March 31, 2026.
3Reflects the number of shares held by the PH Trust as of March 31, 2026. MetLife created the PH Trust when Metropolitan Life converted from a mutual insurance company to a stock insurance company in April 2000. At that time, eligible Metropolitan Life policyholders received beneficial ownership of shares, and MetLife transferred these shares to the PH Trust, which is the record owner of the shares. Wilmington Trust Company serves as trustee. The PH Trust beneficiaries have sole investment power over the shares, and can direct the trustee to vote their shares on matters identified in the PH Trust agreement.
However, the PH Trust agreement directs the trustee to vote the shares held in the PH Trust on some shareholder matters as recommended or directed by
MetLife’s Board of Directors and, on that account, the Board, under SEC rules, shares voting power with the PH Trust beneficiaries and the SEC has considered the Board, as an entity, a beneficial owner under the rules.
4This information is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by Dodge & Cox, which reported beneficial ownership as of
December 31, 2023 of 53,443,191 shares, constituting 7.2% of the shares, with sole voting power with respect to 50,466,823 of the shares, sole dispositive power with respect to 53,443,191 of the shares, and shared voting and dispositive power with respect to 0 of the shares.
5This information is based solely on a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc., which reported beneficial ownership as of
December 31, 2023 of 52,733,080 shares, constituting 7.1% of the shares, with sole voting power with respect to 46,868,752 of the shares, sole dispositive power with respect to 52,733,080 of the shares, and shared voting and dispositive power with respect to 0 of the shares.

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Other Information
Frequently Asked Questions About the Annual Meeting
Holders of MetLife’s common stock at the close of business on the April 17, 2026 (the Record Date), are invited to attend the
Annual Meeting and vote on the proposals described in this Proxy Statement included with the proxy materials. The Company is soliciting proxies on behalf of the Board for use at the Annual Meeting, including any postponements or adjournments thereof.

Q:What is a proxy?
A:A proxy is your legal designation of another person to
vote the shares you own. The other person is called a
proxy. When you designate someone as your proxy in a
written document, that document is also called a proxy
or a proxy card. The Board has appointed Timothy J.
Ring and Vanessa M. Franklin as proxies on the proxy
card to vote your shares on your behalf.

Q:What is included in the proxy materials?
A:The proxy materials, which are available on the
Company's website at https://investor.metlife.com/ by
selecting the appropriate link under “Financials”, include
MetLife’s:
•Notice of 2026 Annual Meeting and Proxy
Statement;
•2025 Annual Report to Shareholders; and
•2025 CEO Letter to Shareholders.
Printed versions of these materials received by mail
(rather than through electronic deliver), also include a
proxy card or voting instruction form. See “How will I
receive the proxy materials?” below for additional
details.

Q:How will I receive the proxy materials?
A:To expedite delivery of materials and reduce printing
and mailing costs, MetLife uses an SEC rule, commonly
referred to as “Notice and Access,” to furnish its proxy
materials to shareholders over the Internet. In
accordance with this rule, MetLife mailed, on or about
April 29, 2026, a Notice of Internet Availability of Proxy
Materials (Notice) to its shareholders of record as of the
Record Date, which included instructions for
(i) accessing the proxy materials online, (ii) requesting a
free paper or e-mail copy of the proxy materials, and
(iii) electing future proxy materials delivery preferences.
Shareholder receiving a Notice will not receive the proxy
materials through the mail unless requested prior to
June 2, 2026 by following the instructions provided.
Some shareholders, including those who previously
requested paper copies, will receive proxy materials
through the mail.

Q:How can I change my proxy material delivery
preference?
A:If you are a holder of record, you may choose to
receive future proxy statements and annual reports to
shareholders electronically by consenting to electronic
delivery through your account at
www.computershare.com/metlife. If you choose
electronic delivery, your choice will remain in effect until you notify MetLife of any change, which you may do
through the same website.
If you are a beneficial owner of shares held in street
name, refer to the information provided by the bank,
brokerage firm, broker-dealer or other similar
intermediary (together, Intermediary) for instructions on
electing electronic delivery.

Q:What is the difference between holding shares as a
holder of record and as a beneficial owner of shares
held in street name?
A:If your shares of MetLife common stock are registered
directly in your name with the Company’s transfer agent,
Computershare, you are considered a holder of record
of those shares.
If your shares are held through an Intermediary, you are
a beneficial owner of shares held in street name. In that
case, your Intermediary provides your proxy materials
and voting instruction form, and you have the right to
direct your Intermediary as to how to vote your shares.
Most individual shareholders are beneficial owners of
shares held in street name.

Q:When and where is the Annual Meeting?
A:The Annual Meeting will be held on June 16, 2026 at
2:30 p.m. Eastern Time.
There will be no in-person meeting. The Annual Meeting
will be held by means of remote communication in a
virtual-only audio webcast format via the Internet at
www.virtualshareholdermeeting.com/MET2026.

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Q:Why is the Annual Meeting held in a virtual-only
audio webcast format?
A:For the convenience of the Company’s shareholders,
the Annual Meeting is being held by means of remote
communication in a virtual-only audio webcast format.
This format allows all shareholders to participate
regardless of location and provides the same rights
and comparable opportunities to those available at an
in-person annual meeting, including the ability to vote,
ask questions, and exercise all other applicable
shareholder rights.

Q:How can I participate in the Annual Meeting?
A:MetLife shareholders of record, or their duly appointed
proxies, are entitled to participate in the Annual Meeting.
Each shareholder may appoint only one representative
to participate in the Annual Meeting on his, her, or
its behalf.
Holders of record, or their duly appointed proxies, may
access the Annual Meeting by visiting
www.virtualshareholdermeeting.com/MET2026 (Virtual
Meeting Site) on Tuesday, June 16, 2026 beginning at
2:15 p.m. Eastern Time, and entering the 16-digit control
number (Control Number) on their Notice or proxy
card. The Annual Meeting commences at 2:30 p.m.
Eastern Time.
A valid Control Number is required to vote, submit
questions, and exercise all other applicable shareholder
rights during the Annual Meeting.
All individuals without a valid Control Number may
listen to the Annual Meeting by visiting the Virtual
Meeting Site as guests, but will not be able to vote
or submit questions.
Holders in street name may also participate in
the Annual Meeting by following the instructions on
how to access the Virtual Meeting Site provided by
their Intermediary.

Q:How can I ask questions at the Annual Meeting?
A:Shareholders may submit questions during the Annual
Meeting related to the proposals presented. A General
Questions and Comments Period for general
shareholder inquiries regarding the Company’s business
will follow the adjournment of the Annual Meeting. Once
the Virtual Meeting Site becomes available,
shareholders may submit questions by following the
instructions on the site. Shareholders may also submit
questions in advance at www.proxyvote.com using their
Control Number. The Company expects to post
responses to appropriate questions not addressed
during the Annual Meeting or the Question Period on
https://investor.metlife.com/ under “Helpful Links.”
The Annual Meeting of Shareholders Rules of Conduct
will be available on the Virtual Meeting Site and will
address, among other matters, the types of questions
that will be addressed by the Company, the Company’s
response process, and question submission guidelines.
Shareholders are asked to provide their name and
contact details when submitting a question through the
Virtual Meeting Site. This will help MetLife address any
individual concerns or follow-up matters as appropriate.
Questions of personal interest that are not of general
concern to all shareholders, or questions not otherwise
addressed, may be directed to the Company after the
Annual Meeting at https://investor.metlife.com/
resources/investor-contacts/.

Q:What can I do if I have trouble logging into the
Annual Meeting?
A:Anyone experiencing technical difficulties accessing or
using the Virtual Meeting Site during the Annual Meeting
should contact the technical support number provided
on the Virtual Meeting Site.
The Virtual Meeting Site is supported on browsers (e.g.,
Edge, Firefox, Chrome and Safari) and devices
(desktops, laptops, tablets and cell phones) running the
most updated version of applicable software and
plugins. Each participant should ensure strong Wi-Fi or
other internet connection.

Q:Who may vote at the Annual Meeting?
A:MetLife shareholders of record at the close of business
on the Record Date are entitled to vote at the Annual
Meeting. As of the Record Date, there were 645,185,119
shares outstanding and entitled to vote. Each share is
entitled to one vote for each Director nominee and one
vote for each of the other proposals to be voted on at
the Annual Meeting.

Q:How do I inspect the list of shareholders of record?
A:In accordance with Delaware law, a list of registered
holders entitled to vote at the Annual Meeting will be
available for inspection at the Corporate Secretary’s
Office, MetLife, Inc., 200 Park Avenue, New York, NY
10166, during regular business hours for the 10 days
preceding the Annual Meeting. Contact the Corporate
Secretary by email at
Corporate_Secretary@MetLife.com if you wish to
inspect the list before the Annual Meeting.

Q:I do not plan to participate in the Annual Meeting, do
I still need to vote?
A:Your vote is important! Please vote your shares in
advance of the Annual Meeting, regardless of whether
you plan to attend, to ensure they are represented.

Q:How do I vote my shares?
A:How you vote is determined by how you hold your
shares. Shares represented by valid proxies received
through this solicitation and not revoked before the
Annual Meeting vote is taken will be voted.
Holders of record, or their duly appointed proxies, may
vote by:

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•participating in the virtual-only Annual Meeting and
voting through the Virtual Meeting Site when the
polls are open;
•voting via the Internet or by telephone no later than
11:59 p.m., Eastern Time, June 15, 2026; or
•returning a completed proxy card by mail, ensuring it
is received by MetLife at Vote Processing, c/o
Broadridge, 51 Mercedes Way, Edgewood, NY
11717, before the Annual Meeting.
The Notice or proxy card received will include voting
instructions. Votes submitted by mail, via the Internet or
by telephone will be voted by the individuals named on
the proxy card as instructed. If no voting instructions are
provided, shares will be voted FOR Proposal 1 (election
of each Director nominee), Proposal 2 (ratification of the
appointment of Deloitte as the Company’s independent
auditor for 2026), and Proposal 3 (advisory (non-
binding) vote to approve the compensation paid to the
Company’s Named Executive Officers).
Holders in street name may vote by following
the instructions provided by their Intermediary.
These holders wishing to vote electronically at the
virtual-only Annual Meeting must obtain a legal proxy
from their Intermediary and follow the instructions to
access the Virtual Meeting Site and vote. If no voting
instructions are provided on Proposal 2, a routine
matter, their Intermediary may vote their shares. If no
voting instructions are provided on Proposals 1 and 3,
non-routine matters, their Intermediary may not vote
their shares, resulting in a Broker Non-Vote. See “How
do Broker Non-Votes affect the voting results?” and
“Which proposals are considered “routine” or “non-
routine” under NYSE rules?” for additional information.
Holders in street name should contact their Intermediary
directly with questions.

Q:Can I change my vote or revoke my proxy after it
is submitted?
A:How you change your vote or revoke your proxy after it
is submitted is determined by how you hold your shares.
Holders of record, or their duly appointed proxies, may
change their vote or revoke their proxy by:
•voting again via the Internet or by telephone no later
than 11:59 p.m., Eastern Time, June 15, 2026;
•submitting a new signed proxy card with a later date,
ensuring it is received by MetLife at Vote
Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717, before the Annual Meeting;
•sending a notice of revocation, ensuring it is
received by MetLife at the same address indicated
above before the Annual Meeting or sending a notice
of revocation via the Internet at www.proxyvote.com
no later than 11:59 p.m., Eastern Time,
June 15, 2026; or
•voting electronically at the virtual-only Annual
Meeting through the Virtual Meeting Site when the
polls are open.
A:Holders in street name should contact their
Intermediary for instructions on how to change
their vote.

Q:How do I vote my shares if they are held in the
MetLife Policyholder Trust?
A:Beneficiaries of the PH Trust may direct Wilmington
Trust Company, as trustee, to vote their shares on
specific matters outlined in the trust agreement
governing the trust, such as mergers and contested
director elections. For all other matters, the trust
agreement directs the trustee to vote according to the
recommendation given by the Company’s Board of
Directors to its shareholders or, if no such
recommendation is given, as directed by the Board.
Beneficiaries cannot direct voting on matters outside
those specified in the trust agreement.

Q:What are the votes required to elect each Director
nominee and what happens if a Director in an
uncontested election receives more votes “Against”
than “For”?
A:Under the Company’s By-Laws, in uncontested Director
elections, a majority of votes cast with respect to that
Director’s election at any meeting for the election of
Directors at which a quorum is present determines the
outcome.

	Proposal	Voting Options	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1	Election of Directors	FOR, AGAINST or ABSTAIN (for each Director nominee)	Majority of votes cast	No effect	No effect
Under Delaware law, Directors remain in office until a
successor is elected and qualified, or until earlier
resignation or removal. The Company’s By-Laws require
that, after the certification of results in uncontested
Director elections, any incumbent Director nominee who
receives more votes “against” than “for” must promptly
submit a resignation to the Chairman of the Board,
which is contingent upon acceptance by the Board.
Upon receipt of a resignation, the Chairman of the
Board will notify the Governance Committee Chair. The
Governance Committee will promptly consider the
resignation and recommend acceptance or rejection to
the Board, considering all relevant factors such as the
length of service, qualifications, and contributions to the
Company and the Board. The Board will act on the
recommendation within 90 days of the shareholder vote
certification, taking into account the Governance
Committee’s assessment and any additional information
and factors it deems relevant.
The Board’s decision and, if applicable, the reasons for
rejecting the tendered resignation, will be disclosed in a
Current Report on Form 8-K filed with the SEC.

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Q:What are the votes required to approve the other
proposals?
A:A majority of the shares represented in person or by
proxy and voting on the subject matter at a meeting in
which a quorum is present is sufficient to ratify Proposal
2 and approve Proposal 3.

	Proposal	Voting Options	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
2	Audit Matters Ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2026	FOR, AGAINST or ABSTAIN	Majority of shares represented in-person or by proxy and voting on the subject matter	No effect	Not applicable
3	Executive Compensation Advisory (non- binding) vote to approve the compensation paid to the Company’s Named Executive Officers	FOR, AGAINST or ABSTAIN	Majority of shares represented in-person or by proxy and voting on the subject matter	No effect	No effect

Q:How do abstentions affect the voting results?
A:A shareholder abstention on Proposal 1 (election
of Directors), Proposal 2 (the ratification of the
appointment of Deloitte as the Company’s independent
auditor for 2026), or Proposal 3 (the advisory
(non-binding) vote to approve the compensation paid to
the Company’s Named Executive Officers), will result in
the shares not being counted as votes for or against the
respective proposal.

Q:How do Broker Non-Votes affect the voting results?
A:If your shares are held in street name and you do not
provide voting instructions, your Intermediary may vote
your shares in their discretion on routine matters. For
non-routine matters, your Intermediary does not have
the discretion to vote your shares without your
instructions.

Q:Which proposals are considered “routine” or “non-
routine” under NYSE rules?
A:Proposal 2 (the ratification of the appointment of Deloitte as the Company’s independent auditor for 2026) is a
routine matter and may be voted at the discretion of
your Intermediary if you do not provide voting
instructions.
A:Proposals 1 (election of Directors), and 3 (the advisory
(non-binding) vote to approve the compensation paid
to the Company’s Named Executive Officers) are
non-routine matters and your Intermediary has no
discretion to vote your shares without your voting
instructions. If no vote is cast for Proposals 1 or 3, the
absence of a vote will have the same effect as an
abstention and will not impact the outcome of the vote.

Q:Why is a quorum required, and what constitutes
a quorum?
A:The Company’s By-Laws require a quorum for
shareholders to conduct business at the Annual
Meeting. A quorum for the Annual Meeting is established
when shareholders of record representing at least one-
third of the shares entitled to vote at the meeting are
present in person or are represented by proxies.
Abstentions and Broker Non-Votes are counted as
“present” for quorum purposes.

Q:Who will count the votes cast at the Annual
Meeting?
A:Representatives of Broadridge Financial Solutions, Inc.
will tabulate the votes cast at the Annual Meeting and an
agent of American Election Services, LLC has been
appointed by the Board to be the independent inspector
of election.

Q:Will my vote be kept confidential?
A:Your vote will be kept confidential as provided in
the Company’s By-Laws.

Q:Could other matters be decided at the
Annual Meeting?
A:The Board is not aware of any matters to be presented
for a vote at the Annual Meeting other than those
described in this Proxy Statement. Should any other
business properly come before the meeting, the
designated proxy holders will exercise their discretion in
voting the proxies.

Q:What happens if the Annual Meeting is postponed
or adjourned?
A:If the Annual Meeting is postponed or adjourned, your
proxy remains valid and may be voted at the
rescheduled meeting. You may change or revoke your
proxy at any time before it is voted.

Q:Who may solicit proxies?
A:Directors, officers, and other MetLife employees, as well
as Sodali & Co, the Company’s proxy solicitor, are
authorized to solicit proxies from shareholders of record
on behalf of the Board in person, or by telephone,
facsimile transmission or other electronic
communication.

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Q:Who pays the cost of soliciting proxies?
A:The Company engaged Sodali & Co for proxy
solicitation services at a fee of approximately $17,500,
plus reasonable expenses. The Company also
reimburses Intermediaries for their reasonable expenses
of distributing the Company’s proxy materials to
beneficial owners. Directors, officers, and other MetLife
employees receive no additional compensation for
soliciting proxies.

Q:Where can I find the voting results?
A:The Company will announce preliminary voting results
at the Annual Meeting and disclose preliminary or final
voting results in a Form 8-K within four business days
following the meeting. If only preliminary voting results
are available for reporting in the Form 8-K, the Company
will file an amendment to the Form 8-K filed to report the
final voting results within four business days after the
final voting results are known.

Q:How do I submit shareholder proposals and
nominations for the 2027 annual meeting?
A:There are a few different ways in which a shareholder
may submit proposals and nominations.
Shareholder Proposals to be Included in the Proxy
Statement
Shareholders may present proposals at MetLife's 2027
annual meeting and include such proposals in the
Company's proxy materials as long as the Corporate
Secretary receives such proposals at the Notice
Address (provided below) on or before the close of
business on December 30, 2026, and all other
requirements of Rule 14a-8 under the Exchange Act are
satisfied. If the Company changes this deadline, it will
disclose that fact and the new deadline in a Quarterly
Report on Form 10-Q or a Current Report on Form 8-K.
Director Nominations by Proxy Access
The Company’s By-Laws permit a shareholder, or a
group of up to 20 shareholders, owning shares
continuously for at least three years representing an
aggregate of at least three percent of the voting power
entitled to vote in the election of Directors, to nominate
for election to the Board up to the greater of two
nominees or 20% of the Board and include such
nominee(s) in the Company’s proxy materials as long as
the Corporate Secretary receives notice of such request
at the Notice Address (provided below) no earlier than
the close of business on the 150th calendar day and no
later than the close of business on the 120th calendar
day prior to the first anniversary of the previous year’s
annual meeting (the Notice Window), and all other
proxy access requirements specified in the Company’s
By-Laws are satisfied. Therefore, assuming that the
2027 annual meeting is held on schedule, the Corporate
Secretary must receive such notice no earlier than the
close of business on January 17, 2027 and no later than
the close of business on February 16, 2027.
Shareholder Proposals and/or Director Nominations
to be Introduced at the 2027 Annual Meeting and
Excluded from the Proxy Statement
Shareholders may also present proposals at MetLife’s
2027 annual meeting and/or nominate person(s) for
election to the Board without requesting that such
proposal(s) and/or nominee(s) be included in the
Company’s proxy materials as long as the Corporate
Secretary receives notice at the Notice Address
(provided below) within the Notice Window, and all other
requirements specified in the Company’s By-Laws are
satisfied.
Director Nominations at the 2027 Annual Meeting
Any shareholder who intends to solicit proxies in support
of any Director nominee other than MetLife’s nominees
(other than through the proxy access process described
above) must comply with and provide the information
required by the Company’s By-Laws and by Rule
14a-19 under the Exchange Act to the Notice Address
(provided below) within the Notice Window. The
advance notice provisions under the Company’s
By-Laws are in addition to, and separate from, the
requirements that a shareholder must meet in order to
have any such Director nominee included in the
Company’s proxy materials.
Notice Address and Additional Information
The Notice Address for all notices discussed above is
MetLife, Inc., 200 Park Avenue, New York, NY 10166,
Attention: Corporate Secretary.
See the Company’s By-Laws and the Governance
Guidelines for additional information. A copy of each is
available on MetLife’s website at www.metlife.com/
about-us/corporate-governance/ by selecting the
appropriate category under the heading “Related Links.”

2026 PROXY STATEMENT	105

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Additional Information
MetLife’s Annual Report on Form 10-K
MetLife, Inc. will provide to shareholders without charge,
upon written request, a copy of MetLife, Inc.’s Annual
Report on Form 10-K (including financial statements and
financial statement schedules, but without exhibits) for
the fiscal year ended December 31, 2025. MetLife, Inc.
will furnish to requesting shareholders any exhibit to the
2025 Form 10-K upon the payment of reasonable
expenses incurred by MetLife, Inc. in furnishing such
exhibit. Requests should be directed to MetLife Investor
Relations, MetLife, Inc., 200 Park Avenue, New York,
New York 10166 or via the Internet at https://
investor.metlife.com/ by selecting “Contact Us” under
“Investor Resources.” The 2025 Form 10-K may also be
accessed at https://investor.metlife.com/ by selecting
“SEC Filings” under “Financials,” as well as at the
website of the SEC at https://www.sec.gov.
Principal Executive Offices
MetLife’s principal executive offices are at 200 Park Avenue,
New York, NY 10166.
Third-Party Trademarks
All third-party trademarks and/or service marks (including
logos and icons) used in this document remain the property
of their respective owners. Unless specifically identified as such, MetLife’s use of third-party trademarks does not
indicate any relationship, sponsorship or endorsement
between MetLife and the owners of these marks. All
references by MetLife to third-party marks are to identify the corresponding third-party goods and/or services and
intended to constitute nominative fair use under applicable
trademark laws.
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2026 PROXY STATEMENT	A-1

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Appendix A — Compensation Discussion and
Analysis Supplementary Information
Maximum AVIP Performance Funding Level and 2025 Calculation
The calculation has the following features:
•To produce Adjusted Earnings for AVIP, after-tax Adjusted Earnings is adjusted to remove the impact (if any) of VII on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more.
•For each one full percent that Adjusted Earnings for AVIP differs from the Business Plan target, up to and including three percent above or below the target, the AVIP Performance Funding Level moves 1.0% - 1.5% - 2.0% up or down from 100%, interpolated between whole numbers. If performance is at least four percent above or below target, then the Performance
Funding Level moves 2.5% up or down from 100% for each one percent of performance above or below the target, to a threshold funding level of 50% or maximum funding level of 150%. See graphic below for additional detail on the funding scale.
•If Adjusted Earnings for AVIP were less than 50% of the Business Plan Goal, the AVIP Performance Funding Level would be at zero – generating no funds for AVIP awards.
The Company’s Adjusted Earnings for AVIP produced the AVIP Performance Funding Level and resulting amount available for all AVIP awards for 2025 shown below.

($ in millions)
Adjusted Earnings[1]	5,943
Add (Subtract) shortfall (excess) of VII, to the extent more than 10% lower (higher) than the Business Plan target	72
Adjustments
Asbestos litigation expense	52
Strategic reinsurance transactions	31
Mexico industry-wide tax law change	100
Modifications to Adjusted Earnings definition for real estate depreciation expense & MIM intangible asset amortization	(58)
Adjusted Earnings for AVIP purposes	6,140
Business Plan Adjusted Earnings goal	6,108
Adjusted Earnings for AVIP as a percentage of Business Plan Adjusted Earnings goal	100.5%
AVIP Performance Funding Level (for Adjusted Earnings for AVIP of 100.5% of Business Plan goal)	100.5%
Total target-performance planning amount of all employees’ AVIP (AVIP Planning Target)	403
Total amount available for all AVIP equals AVIP Performance Funding Level times AVIP Planning Target	405
1See “Annual Incentive Awards” in How did we compensate our CEO and other Named Executive Officers?

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Detail of the AVIP Funding Scale Around Target
•Performance below 50% of Business Plan would provide 0% funding
•Performance between 50% to 80% of Business Plan would be limited to 50% funding
•Performance above 120% would be capped at 150% funding

2026 PROXY STATEMENT	B-1

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Appendix B — Non-GAAP and Other
Financial Disclosures

Any references in this Proxy Statement (except in this section and the tables that accompany this section) to:		Should be read as, respectively:
(i)	net income (loss)	(i)	net income (loss) available to MetLife, Inc.’s common shareholders
(ii)	adjusted earnings	(ii)	adjusted earnings available to common shareholders
(iii)	adjusted earnings per share (EPS)	(iii)	adjusted earnings available to common shareholders per diluted common share
(iv)	adjusted return on equity	(iv)	adjusted return on MetLife, Inc.’s common stockholders’ equity
(v)	direct expense ratio	(v)	direct expense ratio, excluding pension risk transfers (PRT)
In this Proxy Statement, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance our investors’ understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.
The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

B-2

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Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings available to common shareholders	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders
(vii)	adjusted earnings available to common shareholders, excluding total notable items	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders per diluted common share	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(ix)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted return on equity	(x)	return on equity
(xi)	adjusted return on equity, excluding total notable items	(xi)	return on equity
(xii)	investment portfolio gains (losses)	(xii)	net investment gains (losses)
(xiii)	derivative gains (losses)	(xiii)	net derivative gains (losses)
(xiv)	adjusted capitalization of deferred policy acquisition costs (DAC)	(xiv)	capitalization of DAC

(xv)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xv)	total MetLife, Inc.’s stockholders’ equity
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	adjusted book value per common share	(xvii)	book value per common share
(xviii)	adjusted other expenses	(xviii)	other expenses
(xix)	adjusted other expenses, net of adjusted capitalization of DAC	(xix)	other expenses, net of capitalization of DAC
(xx)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted expense ratio	(xxi)	expense ratio
(xxii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxii)	expense ratio
(xxiii)	direct expenses	(xxiii)	other expenses
(xxiv)	direct expenses, excluding total notable items related to direct expenses	(xxiv)	other expenses
(xxv)	direct expense ratio	(xxv)	expense ratio
(xxvi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvi)	expense ratio
(xxvii)	future policy benefits at original discount rate	(xxvii)	future policy benefits at balance sheet discount rate
(xxviii)	free cash flow of all holding companies	(xxviii)	MetLife, Inc. (parent company only) net cash provided by (used in) operating activities

2026 PROXY STATEMENT	B-3

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this section. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.
Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (constant currency basis).
MetLife’s definitions of non-GAAP and other financial measures discussed in this Proxy Statement may differ from those used by other companies:
Adjusted earnings and related measures
•adjusted earnings;
•adjusted earnings available to common shareholders;
•adjusted earnings available to common shareholders, excluding total notable items;
•adjusted earnings available to common shareholders per diluted common share; and
•adjusted earnings available to common shareholders, excluding total notable items per diluted common share.
Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife’s performance relative to its Business Plan and facilitate comparisons to industry results.
Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements
to the Accounting for Long-Duration Contracts, as amended (LDTI), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. Due to the adoption of LDTI, the measurement model was simplified for DAC and value of business acquired (VOBA), and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. Other than as described in “Historical Non-GAAP and Other Financial Measures” below, all periods presented herein reflect the updated calculation of adjusted earnings.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.
Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends,
(ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.
Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains
(losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method
(Joint venture adjustments), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

B-4

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Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•Universal life and investment-type product policy fees exclude asymmetrical accounting associated with in-force reinsurance.
•Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment
(Investment hedge adjustments).
•Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•Policyholder benefits and claims excludes (i) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (ii) asymmetrical accounting associated with in-force reinsurance, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.
“Divested businesses” are those that have been or will be sold or exited by MetLife but do not meet the discontinued
operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by
MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.
Other adjustments are made in calculating adjusted earnings:
•Beginning in the fourth quarter of 2025, net investment income excludes depreciation of wholly-owned real estate and real estate joint ventures.
•Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities (Unit-linked contract income) and (Unit-linked contract costs).
•Net investment income and other expenses exclude Reinsurance activity (as defined below).
•Net investment income and interest expense on debt exclude amounts related to collateralized financing entities that are consolidated variable interest entities.
•Other revenues include fee revenue on synthetic guaranteed interest contracts (GICs) accounted for as freestanding derivatives.
•Other expenses exclude (i) amortization and impairment of asset management intangible assets, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests and redeemable noncontrolling interests, and (ii)
benefits accrued on synthetic GICs accounted for as freestanding derivatives.
•“Reinsurance activity” relates to amounts subject to ceded reinsurance arrangements with third parties and joint ventures, including (i) the related investment returns and expenses which are passed through to the reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

2026 PROXY STATEMENT	B-5

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Investment portfolio gains (losses) and derivative gains (losses)
These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses.
Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).
Return on equity and related measures
•Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains
(losses) and defined benefit plans adjustment components of accumulated other comprehensive income (loss) (AOCI) and the estimated fair value of certain ceded reinsurance-related embedded derivatives, all net of income tax.
•Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives and total notable items, all net of income tax.
•Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’
equity, excluding total notable items.
The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains
(losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.
Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•Direct expense ratio: direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
Assets Under Management (AUM)
•Total Assets Under Management (Total AUM) is comprised of MIM GA AUM plus Institutional Client AUM (each, as defined below).
•MIM General Account AUM (MIM GA AUM) is used by MetLife to describe the portion of GA AUM (as defined below) that
MetLife Investment Management, LLC and certain of its affiliates (MIM) manages or advises.
•General Account AUM (GA AUM) is used by MetLife to describe assets in its general account (GA) investment portfolio.
GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage

B-6

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value.
Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate and real estate joint ventures and include them as commercial mortgage loans.
•Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MIM manages or advises Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement.
•Separate Account AUM (SA AUM) is comprised of separate account investment portfolios, which are managed or advised by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.
•Reinsurance AUM is comprised of GA assets subject to ceded reinsurance arrangements with third parties and joint ventures, which are managed or advised by MIM and are generally included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.
•Third-Party AUM (TP AUM) is comprised of non-proprietary assets managed or advised by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value, as well as accrued investment income on such assets. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements.
Other items
The following additional information is relevant to an understanding of MetLife’s performance:
•Statistical sales information:
•Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products.
•Retirement and Income Solutions: calculated using 10% of single premium contracts, on and off-balance sheet deposits, and the contract value for new U.K. longevity reinsurance contracts, and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance.
•Asia, Latin America and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).
Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
•Volume growth, where cited, represents the change in certain measures of our segment results, including adjusted earnings, attributable to business growth, applying a model in which certain margins and factors are held constant, the most significant of which are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates.
•PRT includes U.K. funded reinsurance.
•Institutional net flows reflect Institutional Client AUM total fund additions less withdrawals.
•“Third-party mortgage loan activity” relates to amounts associated with mortgage loans originated and acquired for third parties, including (i) the related investment returns and expenses which are passed through to the third-party lenders and
(ii) the corresponding mortgage loan assets.
•Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife’s results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders.
•Core refers to the exclusion of notable items.

2026 PROXY STATEMENT	B-7

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
•Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block.
•MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at
MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used
in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders.

B-8

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices

	2023	2024		2025
	(In millions, except per share data)
			Earnings Per Weighted Average Common Share Diluted(1)		Earnings Per Weighted Average Common Share Diluted(1)
Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,380	$4,226	$5.94	$3,173	$4.71
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(2,824)	(1,184)	(1.67)	(1,145)	(1.70)
Less: Net derivative gains (losses)	(2,140)	(1,623)	(2.28)	(1,939)	(2.88)
Less: Market risk benefit remeasurement gains (losses)	994	1,109	1.56	508	0.75
Less: Other adjustments to net income (loss)	(1,185)	(541)	(0.76)	(789)	(1.17)
Less: Provision for income tax (expense) benefit	1,034	687	0.97	631	0.94
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	24	18	0.03	24	0.04
Add: Preferred stock redemption premium	—	—	—	12	0.02
Adjusted earnings available to common shareholders	5,525	5,796	8.15	5,943	8.83
Less: Total notable items	(62)	26	0.04	(43)	(0.06)
Adjusted earnings available to common shareholders, excluding total notable items	$5,587	$5,770	$8.11	$5,986	$8.89
Weighted average common shares outstanding—diluted			711.1		673.3
Adjusted earnings available to common shareholders, excluding total notable items				$5,986
Less: Corporate & Other adjusted earnings available to common shareholders, excluding total notable items				(468)
Adjusted earnings available to common shareholders, excluding Corporate & Other and total notable items				$6,454

(In millions)	2025
	Group Benefits	Retirement & Income Solutions	Asia	Latin America	EMEA	MIM	Corporate & Other
Adjusted earnings available to common shareholders	$1,692	$1,671	$1,702	$798	$367	$200	$(487)
Less: Total notable items	(2)	13	70	(104)	(1)	—	(19)
Adjusted earnings available to common shareholders, excluding total notable items	$1,694	$1,658	$1,632	$902	$368	$200	$(468)

2026 PROXY STATEMENT	B-9

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices

	2024	2025

	(In millions)
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC
Capitalization of DAC	($2,833)	($3,219)
Less: Divested businesses	—	—
Adjusted capitalization of DAC	($2,833)	($3,219)

Reconciliation of Other Expenses to Adjusted Other Expenses
Other expenses	$12,792	$13,904
Less: Reinsurance activity	30	388
Less: Other adjustments, excluding reinsurance activity	49	57
Less: Divested businesses	38	36
Adjusted other expenses	$12,675	$13,423

Other Detail and Ratios
Other expenses, net of capitalization of DAC	$9,959	$10,685
Premiums, fees and other revenues	$52,520	$57,609
Expense ratio	19.0%	18.5%
Direct expenses	$5,611	$5,875
Less: Total notable items related to direct expenses	(152)	40
Direct expenses, excluding total notable items related to direct expenses	$5,763	$5,835

Adjusted other expenses	$12,675	$13,423
Adjusted capitalization of DAC	(2,833)	(3,219)
Adjusted other expenses, net of adjusted capitalization of DAC	$9,842	$10,204
Less: Total notable items related to adjusted other expenses	(85)	183
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$9,927	$10,021

Adjusted premiums, fees and other revenues	$52,379	$57,408
Less: PRT	4,849	7,569
Adjusted premiums, fees and other revenues, excluding PRT	$47,530	$49,839

Direct expense ratio	10.7%	10.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	12.1%	11.7%
Adjusted expense ratio	18.8%	17.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	20.9%	20.1%

B-10

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices

	2024	2025

Return on Equity
Return on MetLife, Inc.’s:
Common stockholders’ equity	16.9%	12.9%
Adjusted return on MetLife, Inc.’s:
Adjusted common stockholders’ equity	15.2%	15.9%
Adjusted common stockholders’ equity, excluding total notable items	15.2%	16.0%

	2024	2025

	(In millions)
Equity Details
Total MetLife, Inc.’s stockholders’ equity	$27,445	$28,398
Less: Preferred stock	3,818	2,830
MetLife, Inc.’s common stockholders’ equity	23,627	25,568
Less: Unrealized investment gains (losses), net of related offsets and income tax	(19,402)	(15,614)
Deferred gains (losses) on derivatives, net of income tax	370	(1,588)
Future policy benefits discount rate remeasurement gain (losses), net of income tax	6,529	6,871
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(71)	(97)
Defined benefit plans adjustment, net of income tax	(1,442)	(1,393)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax	(129)	(8)
Total MetLife, Inc.’s adjusted common stockholders’ equity	37,772	37,397
Less: Accumulated year-to-date total notable items, net of income tax	26	(43)
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	$37,746	$37,440
Average common stockholders’ equity	$25,008	$24,570
Average adjusted common stockholders’ equity	$38,084	$37,415
Average adjusted common stockholders’ equity, excluding total notable items	$38,076	$37,420

	2024	2025

	(In millions)
Total Company—Premiums, Fees and Other Revenues
Premiums, fees and other revenues	$52,520	$57,609
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	158	256
Other	(48)	(63)
Divested businesses	31	8
Adjusted premiums, fees and other revenues	$52,379	$57,408

2026 PROXY STATEMENT	B-11

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices

	2023	2024	2025
	(In billions, except ratios)
Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies
MetLife, Inc. (parent company only) net cash provided by operating activities	$4.2	$4.7	$2.8
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	—	—	0.4
Add: Adjustments from net cash provided by operating activities to free cash flow[2]	(0.7)	(0.1)	0.5
MetLife, Inc. (parent company only) free cash flow	3.5	4.6	3.7
Other MetLife, Inc. holding companies free cash flow[3]	0.1	—	1.2
Free cash flow of all holding companies	$3.6	$4.6	$4.9
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$4.2	$4.7	$2.8
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders	$1.4	$4.2	$3.2
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders[4]	303%	112%	90%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies[5]	$3.6	$4.6	$4.9
Consolidated adjusted earnings available to common shareholders[5]	$5.5	$5.8	$5.9
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders[5]	66%	79%	82%
1.Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.
2.Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments (issuances) of loans to subsidiaries, net;
and (iv) investment portfolio and derivatives changes and other, net.
3.Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions to subsidiaries; (iii) repayments (issuances) of loans to subsidiaries, net; (iv) other expenses; (v) dividends and returns of capital to MetLife, Inc. and (vi) investment portfolio and derivatives changes and other, net.
4.Including the free cash flow of other MetLife, Inc. holding companies of $1.2 billion, $0, and $0.1 billion for the years ended December 31, 2025, 2024, 2023, respectively, in the numerator of the ratio, this ratio, as adjusted, would be 126%, 112%, and 311%, respectively.
5.(i) Consolidated adjusted earnings available to common shareholders for the year ended December 31, 2025, was negatively impacted by notable items, primarily related to tax adjustments of ($0.1) billion, net of income tax, and litigation reserves and settlement costs of ($0.03) billion, net of income tax, offset by actuarial assumption review and other insurance adjustments of $0.09 billion, net of income tax. Excluding these notable items from the denominator of the ratio, the adjusted free cash flow ratio for 2025, would be 82%.
(ii) Consolidated adjusted earnings available to common shareholders for the year ended December 31, 2024, was positively impacted by notable items, primarily related to tax adjustments of $0.1 billion, net of income tax, and actuarial assumption review and other insurance adjustments of $0.02 billion, net of income tax, offset by litigation reserves and settlement costs of ($0.05) billion, net of income tax. Excluding these notable items from the denominator of the ratio, the adjusted free cash flow ratio for 2024, would be 79%.
(iii) Consolidated adjusted earnings available to common shareholders for the year ended December 31, 2023, was negatively impacted by notable items, related to litigation reserves and settlement costs of ($0.1) billion, net of income tax, offset by actuarial assumption review and other insurance adjustments of
$0.01 billion, net of income tax. Excluding these notable items from the denominator of the ratio, the adjusted free cash flow ratio for 2023, would be 65%.

B-12

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Historical Non-GAAP and Other Financial Measures
Definitions prior to the adoption of the LDTI accounting standard
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.
Adjusted revenues and adjusted expenses
The financial measures of adjusted revenues and adjusted expenses focus on the Company’s primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued
operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued
operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains
(losses) (NDGL). Adjusted expenses also excludes goodwill impairments.
The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and
NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees);
•Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (Operating joint venture adjustments), (iii) excludes certain amounts related to contractholder-directed equity securities (Unit-linked contract income), (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP (Securitization entities income) and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP (Certain partnership distributions); and
•Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees).
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits (PBC hedge adjustments), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (PDO adjustments), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (Inflation and pass-through adjustments), (iv) benefits and hedging costs related to GMIBs (GMIB costs) and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments);
•Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (PAB hedge adjustments) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (Unit-linked contract costs);
•Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii)
Market value adjustments;
•Amortization of negative VOBA excludes amounts related to Market value adjustments;
•Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP
(Securitization entities debt expense); and
•Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs
(Regulatory implementation costs), and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

2026 PROXY STATEMENT	B-13

Proxy Summary	Corporate Governance	Audit Matters	Executive Compensation	Security Ownership Information	Other Information	Appendices
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.
Reconciliations prior to the adoption of the LDTI accounting standard

	2021	2022

Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,353	$2,354
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	1,529	(1,262)
Less: Net derivative gains (losses)	(2,228)	(2,372)
Less: Other adjustments to net income (loss)	(1,255)	(790)
Less: Provision for income tax (expense) benefit	380	1,252
Add: Net income (loss) attributable to noncontrolling interests	21	19
Add: Preferred stock redemption premium	6	—
Adjusted earnings available to common shareholders	$7,954	$5,545
Always With You, Building a More Confident Future
A Proud History: 158 Years
Since its founding in 1868, MetLife has continuously evolved, transforming to meet consumers’ changing needs and reflect the environment within which it works. While the world continues to change at a rapid pace, one thing remains constant: the Company’s commitment to building a more protected world for individuals, families and communities.

2025

Embarked on its New Frontier strategy demonstrating bold aspirations for strong growth, attractive returns and all-weather performance.

2023

Continued to impact its communities with MetLife Foundation reaching over $1 billion in giving, providing important funding to build more resilient communities.

2021

Increasing its impact as a force for good in the world originating 40 million in impact investments.

2020-2022

Responded to the global pandemic. More than $3.5 billion paid in COVID-19 claims.

2018

MetLife celebrates its 150th Anniversary. 1 of only 12 Fortune 100 companies to do so. Happy Birthday MetLife!

2016

MetLife announces plans to separate a substantial portion of its U.S. Retail business, now called Brighthouse Financial.

2010

MetLife makes the strategic transformation to a truly global company with the acquisition of American Life Insurance Company. Today, MetLife operates in more than 40 markets.

2008

MetLife acquires naming rights to the Meadowlands, home to the New York Jets and New York Giants football teams. MetLife Stadium becomes the highest grossing stadium in the world.

2001

MetLife and MetLife
Foundation respond quickly to
the events surrounding the
9/11 attacks by paying claims
immediately, awarding grants
and investing over $1 billion
in publicly traded stocks.
MetLife becomes the
largest life insurer in
Mexico with the acquisition
Aseguradora Hidalgo.

2000

MetLife debuts on the New York Stock Exchange under the symbol ”MET.” Its initial public offering of 202,000,000 shares of common stock was priced at $14.25 per share.

1990

MLIC becomes MetLife.

1985

Snoopy and the Peanuts gang come on board as MLIC’s brand ambassadors.

1979

More than 31 million fire rescue door and window stickers are distributed throughout the country as part of MLIC’s most far-reaching public service campaign to promote fire safety.

1976

The company establishes
Metropolitan Life Foundation
to carry on its long-standing
tradition of improving the lives
of the underserved through
corporate contributions and
community involvement.
Today, MetLife Foundation is
committed to ensuring
financial inclusion globally.

1972

The formation of
Metropolitan Property and
Liability Insurance
Company (MPL) was
announced. In 1974, MPL
began selling automobile
insurance and, in 1975,
homeowners insurance.
(MPL was renamed
Metropolitan Property and
Casualty Insurance
Company in 1990.)

1968

The company marks its 100th anniversary by setting a record for the greatest amount of insurance issued by any company in any year — $13.5 billion.

1962

The company enters network television with a series of major news programs, CBS-TV News Extras, focused on health and safety campaigns.

1954

MLIC installs UNIVAC, the first large scale electronic data processing system (computer) in the life insurance industry.

1934

Fortune Magazine reports, MLIC “is the biggest company in the world,” on a total assets basis, excepting government organizations.

1930s

During the Great Depression,
MLIC works closely with
America's farmers to rescue
farms from foreclosure, and
provides construction loans for
the construction of the Empire
State Building and
Rockefeller Center.

1918

MLIC marks its 50th anniversary. At the time, the company had 20 million policies on file for a total of $4.5 billion.

1917

The company establishes
Group Division to provide
employee benefit plans for
business and other
organizations. It sold 54
master policies the first year of
business covering 16,100
lives for $11.2 million
of insurance.

1912

Several rooms at MLIC’s One Madison Avenue complex were made available to the American Red Cross to provide administrative relief and support services for Titanic survivors and victims’ families.

1909

MLIC establishes a Visiting Nurse Service as part of its Welfare Division free of charge; the service was the first venture of its kind by any life insurance company.

1906

During the San Francisco
earthquake and fire, MLIC is
the first insurance company to
send a special crew of
employees to help in the
payment of claims on the spot.
The company also declares a
premium moratorium the first
of its kind in that situation.

1893

MLIC offers to honor customers' policies lapsed as a direct result of jobs lost in the Depression of 1893.

1879

MLIC begins selling industrial insurance — insurance issued in small amounts on which premiums were collected weekly at the policyholder's home.

1877

Two MLIC firsts: the company hires Carrie Foster, its first female associate, and purchases its first typewriter.

1868

On March 24, MLIC opens its doors for business at its first home office at 243 Broadway in New York City.

MetLife

METLIFE, INC.
C/O COMPUTERSHARE
P.O. BOX 505008
LOUISVILLE, KY 40233-9814

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet or scan the QR Barcode with your smartphone to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MET2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 for receipt prior to the Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90133-P45802

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METLIFE, INC.

The following items are more fully described in the Proxy Statement.
The Board of Directors has proposed and recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Daniel S. Glaser	☐	☐	☐
1b. Carla A. Harris	☐	☐	☐
1c. Laura J. Hay	☐	☐	☐
1d. R. Glenn Hubbard, Ph.D.	☐	☐	☐
1e. Jeh C. Johnson	☐	☐	☐
1f. William E. Kennard	☐	☐	☐
1g. Michel A. Khalaf	☐	☐	☐
1h. Diana L. McKenzie	☐	☐	☐
1i. Christian S. Mumenthaler, Ph.D.	☐	☐	☐
1j. Michelle Seitz	☐	☐	☐
1k. Mark A. Weinberger	☐	☐	☐

Change your address by logging into your account at www.computershare.com/metlife.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO CAST YOUR VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

Please see reverse side for instructions on voting by Internet, telephone or mail.

The Notice and Proxy Statement, Annual Report and Letter to Shareholders are available at www.proxyvote.com.

V90134-P45802

METLIFE, INC.

2026 Annual Meeting of Shareholders
June 16, 2026 2:30 PM ET
Proxy solicited on behalf of the MetLife, Inc. Board of Directors

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Timothy J. Ring and Vanessa M. Franklin, or either of them, each with full power of substitution, as proxies to vote all shares of MetLife, Inc. Common Stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2026 Annual Meeting to be held virtually at www.virtualshareholdermeeting.com/MET2026 on June 16, 2026 at 2:30 p.m. Eastern Time and at any adjournments or postponements thereof. The proxies are authorized to vote and will vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this Proxy Card. **If this Proxy Card is signed and returned by the shareholder(s), and no specification is indicated on a matter, the proxies are authorized to vote as recommended by the Board of Directors of MetLife, Inc.** If this Proxy Card is signed and returned, the proxies appointed thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the 2026 Annual Meeting and at any adjournments or postponements thereof.

Continued and to be marked, dated and signed on reverse side